      As Filed with the Securities and Exchange Commission on May 1, 2001

                                               File Nos. 33-82648 and 811-8696

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                                                     [_]

                         PRE-EFFECTIVE AMENDMENT NO.                 [_]

                         POST-EFFECTIVE AMENDMENT NO. 9              [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 13                      [X]
                       (CHECK APPROPRIATE BOX OR BOXES.)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                          (EXACT NAME OF REGISTRANT)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

               INSURANCE AND SEPARATE ACCOUNTS DEPT.-LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-8050

                          ARNOLD R. BERGMAN, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT.-LAW SECTOR
                                BOSTON, MA 02217
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b) of Rule 485
    [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
    [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_] on (date) pursuant to paragraph (a)(1) of Rule 485

  If appropriate check the following box

    [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

 Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                             CROSS REFERENCE SHEET

 FORM N-4 ITEM NO.                  SECTION IN PROSPECTUS
 -----------------                  ---------------------
  1. Cover Page...................  Cover Page
  2. Definitions..................  Special Terms; Variable Account Valuation
                                     Procedures
  3. Synopsis or Highlights.......  Summary Information
  4. Condensed Financial
      Information.................  Not Available
  5. General Description of
      Registrant, Depositor         JHVLICO, John Hancock, The Account and the
      and Portfolio Companies.....   Series Fund; Voting Privileges
  6. Deductions...................  Charges Variable Annuity Contracts
  7. General Description of
      Variable Annuity Contracts..  The Contracts; The Accumulation Period; The
                                     Annuity Period; Miscellaneous Provisions;
                                     Changes in Applicable Law-Funding and
                                     Otherwise
  8. Annuity Period...............  The Annuity Period
  9. Death Benefit................  The Accumulation Period; The Annuity Period
 10. Purchases and Contract         The Contracts; The Accumulation Period;
      Values......................   Variable Account Valuation Procedures;
                                     Performance
 11. Redemptions..................  The Accumulation Period; Miscellaneous
                                     Provisions
 12. Taxes........................  Federal Income Taxes
 13. Legal Proceedings............  Not Applicable
 14. Table of Contents of
      Statement of Additional       Table of Contents of Statement of
      Information.................   Additional Information

                         Prospectus Dated May 1, 2001

      --------------------------------------------------------------------
                    INDEPENDENCE PREFERRED VARIABLE ANNUITY
      --------------------------------------------------------------------

          a deferred combination fixed and variable annuity contract issued by
           John Hancock Variable Life Insurance Company ("John Hancock")

   The contract enables you to earn fixed rates of interest that we declare under our fixed investment option and investment-based returns in the following variable investment options:

------------------------------------------------------------------------------------------------------------------------------------
        Variable Investment Option                     Managed By
        --------------------------                     ----------
        Equity Index................................   SSgA Funds Management, Inc.
        Growth & Income.............................   Independence Investment LLC and Putnam Investment
                                                       Management LLC
        Large Cap Value.............................   T. Rowe Price Associates, Inc.
        Large Cap Value CORE(SM)....................   Goldman Sachs Asset Management
        Large Cap Value CORE(SM) II.................   Goldman Sachs Asset Management
        Large Cap Growth............................   Independence Investment LLC
        Large Cap Aggressive Growth.................   Alliance Capital Management L.P.
        Large/Mid Cap Value.........................   Wellington Management Company, LLP
        Large/Mid Cap Value II......................   Wellington Management Company, LLP
        Fundamental Growth..........................   Putnam Investment Management LLC
        Mid Cap Blend...............................   Independence Investment LLC
        Mid Cap Growth..............................   Janus Capital Corporation
        Small/Mid Cap CORE(SM)......................   Goldman Sachs Asset Management
        Small/Mid Cap Growth........................   Wellington Management Company, LLP
        Small Cap Equity............................   Capital Guardian Trust Company
        Small Cap Value.............................   T. Rowe Price Associates, Inc.
        Small Cap Growth............................   John Hancock Advisers, Inc.
        International Equity Index..................   Independence Investment LLC
        International Opportunities.................   T. Rowe Price International, Inc.
        International Equity........................   Goldman Sachs Asset Management
        Emerging Markets Equity.....................   Morgan Stanley Dean Witter Investment Management, Inc.
        Real Estate Equity..........................   Independence Investment LLC and Morgan Stanley Dean Witter Investment
                                                         Management, Inc.
        Managed.....................................   Independence Investment LLC and Capital Guardian Trust Company
        Aggressive Balanced.........................   Independence Investment LLC
        Global Balanced.............................   Capital Guardian Trust Company
        Short-Term Bond.............................   Independence Investment LLC
        Bond Index..................................   Mellon Bond Associates, LLP
        Active Bond.................................   John Hancock Advisers, Inc.
        Active Bond II..............................   John Hancock Advisers, Inc.
        High Yield Bond.............................   Wellington Management Company, LLP
        Global Bond.................................   Capital Guardian Trust Company
        Money Market................................   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I ("the Series Fund"). In this prospectus, the investment
options of the Series Fund are referred to as funds.   In the prospectuses for
the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

      We refer to the variable investment options and the fixed investment option together as investment options.










                     John Hancock Annuity Servicing Office
                     -------------------------------------

                 Express Delivery                    U.S. Mail
                 ----------------                    ---------
               529 Main Street (X-4)                P.O.Box 111
               Charlestown, MA 02129             Boston, MA 02117





               Phone: 1-800-732-5543            Fax: 1-617-886-3048

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

********************************************************************************

     Please not that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

      This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "Index of Key Words."

     . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     . "Condensed Financial Information" follows the "Additional
       Information." This gives some basic information about the size and past performance of the variable investment options.

The Series Fund's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information," dated
May 1, 2001. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 31.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
-------------------------------------------------------------------------------

                              INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

      KEY WORD                                                 PAGE
      Accumulation units...................................      22
      Annuitant............................................      10
      Annuity payments.....................................      12
      Annuity period.......................................      12
      Contract year........................................      10
      Date of issue........................................      10
      Date of maturity.....................................      10
      Free withdrawal amount...............................      16
      Funds................................................       2
      Fixed investment option..............................       2
      Investment options...................................       2
      Premium payments.....................................      10
      Surrender............................................      16
      Surrender value......................................      17
      Variable investment options..........................   cover
      Withdrawal...........................................      17
      Withdrawal charge....................................      17

                                   FEE TABLE

     The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

Owner Transaction Expenses And Annual Contract Fee

     .  Maximum Withdrawal Charge (as % of amount withdrawn)       8%

     .  Annual Contract  Fee (applies only to contracts of
        less than $10,000)                                        $30

Annual Contract Expenses (as a % of the average total value of the contract)

     .  Mortality and Expense Risk Charge                                1.15%

     .  Administrative Services Charge                                   0.35%
                                                                         -----
     .  Total Annual Contract Charge                                     1.50%


          These annual contract expenses don't apply to amounts held in the fixed investment option.

Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the contracts, and those expenses may vary from year to year.

                                                                                                    -------------
                                                                                                     Total Fund        Total Fund
                                        Investment      Distribution and      Other Operating         Operating         Operating
                                        Management          Service            Expenses With        Expenses With    Expenses Absent
Fund Name                               Fee                (12b-1) Fees        Reimbursement        Reimbursement     Reimbursement
---------                               ----------      ----------------      ---------------       -------------    ---------------
John Hancock Variable Series
  Trust I  (Note 1):
Equity Index...........................   0.13%               N/A                  0.06%                  0.19%          0.19%
Growth & Income........................   0.68%               N/A                  0.08%                  0.76%          0.76%
Large Cap Value........................   0.75%               N/A                  0.05%                  0.80%          0.80%
Large Cap Value CORE (SM)..............   0.75%               N/A                  0.10%                  0.85%          1.09%
Large Cap Value CORE (SM) II*..........   0.75%               N/A                  0.05%                  0.80%          0.80%
Large Cap Growth.......................   0.36%               N/A                  0.10%                  0.46%          0.46%
Large Cap Aggressive Growth............   0.90%               N/A                  0.10%                  1.00%          1.05%
Large/Mid Cap Value....................   0.95%               N/A                  0.10%                  1.05%          1.36%
Large/Mid Cap Value II*................   0.81%               N/A                  0.07%                  0.88%          0.88%
Fundamental Growth*....................   0.90%               N/A                  0.10%                  1.00%          1.04%
Mid Cap Blend..........................   0.75%               N/A                  0.10%                  0.85%          1.04%
Mid Cap Growth.........................   0.81%               N/A                  0.04%                  0.85%          0.85%
Small/Mid Cap CORE (SM)................   0.80%               N/A                  0.10%                  0.90%          1.23%
Small/Mid Cap Growth...................   0.75%               N/A                  0.10%                  0.85%          0.85%
Small Cap Equity*......................   0.90%               N/A                  0.10%                  1.00%          1.03%
Small Cap Value*.......................   0.95%               N/A                  0.10%                  1.05%          1.29%
Small Cap Growth.......................   0.75%               N/A                  0.07%                  0.82%          0.82%
                                                                                                    -------------

                                                                                                    -------------
                                                                                                     Total Fund        Total Fund
                                        Investment      Distribution and      Other Operating         Operating         Operating
                                        Management          Service            Expenses With        Expenses With    Expenses Absent
Fund Name                               Fee                (12b-1) Fees        Reimbursement        Reimbursement     Reimbursement
---------                               ----------      ----------------      ---------------       -------------    ---------------
International Equity Index.............   0.18%               N/A                  0.10%                  0.28%          0.37%
International Opportunities............   0.83%               N/A                  0.10%                  0.93%          1.09%
International Equity...................   1.00%               N/A                  0.10%                  1.10%          1.76%
Emerging Markets Equity................   1.22%               N/A                  0.10%                  1.32%          2.49%
Real Estate Equity.....................   1.01%               N/A                  0.09%                  1.10%          1.10%
Managed................................   0.66%               N/A                  0.09%                  0.75%          0.75%
Aggressive Balanced....................   0.68%               N/A                  0.10%                  0.78%          0.89%
Global Balanced........................   1.05%               N/A                  0.10%                  1.15%          1.44%
Short-Term Bond........................   0.30%               N/A                  0.06%                  0.36%          0.36%
Bond Index.............................   0.15%               N/A                  0.10%                  0.25%          0.27%
Active Bond............................   0.62%               N/A                  0.10%                  0.72%          0.74%
Active Bond II*........................   0.70%               N/A                  0.05%                  0.75%          0.75%
High Yield Bond........................   0.65%               N/A                  0.10%                  0.75%          0.87%
Global Bond............................   0.85%               N/A                  0.10%                  0.95%          1.05%
Money Market...........................   0.25%               N/A                  0.04%                  0.29%          0.29%
                                                                                                    -------------


Notes to Annual Fund Expenses
     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Large/Mid Cap Value II, Small Cap Value, Large Cap Value CORE II, Active Bond II and Large Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. Percentages shown for the Large Cap Value CORE/SM/ II and Active Bond II funds are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

       * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Large Cap Value CORE (SM) II was formerly "American Leaders Large Cap Value," Large/Mid Cap Value II was formerly "Mid Cap Value," Small Cap Equity was formerly "Small Cap Value," Small Cap Value was formerly "Small/ Mid Cap Value" and Active Bond II was formerly "Core Bond."

Examples

       The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 2000, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

-----------------------------------------------------------------------
                                1 Year   3 Years  5 Years  10 Years
-----------------------------------------------------------------------
Equity Index                     $ 89     $125     $154     $201
----------------------------------------------------------------------
Growth & Income                  $ 95     $143     $184     $261
----------------------------------------------------------------------
Large Cap Value                  $ 95     $144     $186     $265
----------------------------------------------------------------------
Large Cap Value CORE             $ 96     $145     $188     $270
----------------------------------------------------------------------
Large Cap Value CORE II          $ 95     $144     $186     $265
----------------------------------------------------------------------
Large Cap Growth                 $ 92     $133     $169     $230
----------------------------------------------------------------------
Large Cap Aggressive Growth      $ 97     $150     $196     $285
----------------------------------------------------------------------
Large/Mid Cap Value              $ 98     $151     $198     $290
----------------------------------------------------------------------
Large/Mid Cap Value II           $ 96     $146     $190     $273
----------------------------------------------------------------------
Fundamental Growth               $ 97     $150     $196     $285
----------------------------------------------------------------------
Mid Cap Blend                    $ 96     $145     $188     $270
----------------------------------------------------------------------
Mid Cap Growth                   $ 96     $145     $188     $270
----------------------------------------------------------------------
Small/Mid Cap CORE               $ 96     $147     $191     $275
----------------------------------------------------------------------
Small/Mid Cap Growth             $ 96     $145     $188     $270
----------------------------------------------------------------------
Small Cap Equity                 $ 97     $150     $196     $285
----------------------------------------------------------------------
Small Cap Value                  $ 98     $151     $198     $290
----------------------------------------------------------------------
Small Cap Growth                 $ 96     $144     $187     $267
----------------------------------------------------------------------
International Equity Index       $ 90     $128     $159     $271
----------------------------------------------------------------------
International Opportunities      $ 97     $148     $192     $278
----------------------------------------------------------------------
International Equity             $ 97     $150     $196     $285
----------------------------------------------------------------------
Emerging Markets Equity          $101     $159     $212     $316
----------------------------------------------------------------------
Real Estate Equity               $ 98     $153     $201     $295
----------------------------------------------------------------------
Managed                          $ 95     $142     $183     $260
----------------------------------------------------------------------
Aggressive Balanced              $ 95     $143     $185     $263
----------------------------------------------------------------------
Global Balanced                  $ 99     $154     $203     $300
----------------------------------------------------------------------
Short-Term Bond                  $ 91     $130     $163     $219
----------------------------------------------------------------------
Bond Index                       $ 90     $127     $158     $208
----------------------------------------------------------------------
Active Bond                      $ 95     $141     $182     $257
----------------------------------------------------------------------
Active Bond II                   $ 95     $142     $183     $260
----------------------------------------------------------------------
High Yield Bond                  $ 95     $142     $183     $260
----------------------------------------------------------------------
Global Bond                      $ 97     $148     $193     $280
----------------------------------------------------------------------
Money Market                     $ 90     $128     $160     $212
----------------------------------------------------------------------

      If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

-----------------------------------------------------------------------
                                1 Year   3 Years  5 Years  10 Years
-----------------------------------------------------------------------
Equity Index                     $17      $54      $ 92      $201
-----------------------------------------------------------------------
Growth & Income                  $23      $71      $122      $261
-----------------------------------------------------------------------
Large Cap Value                  $23      $72      $124      $265
-----------------------------------------------------------------------
Large Cap Value CORE             $24      $74      $126      $270
-----------------------------------------------------------------------
Large Cap Value CORE II          $23      $72      $124      $265
-----------------------------------------------------------------------
Large Cap Growth                 $20      $62      $106      $230
-----------------------------------------------------------------------
Large Cap Aggressive Growth      $25      $78      $134      $285
-----------------------------------------------------------------------
Large/Mid Cap Value              $26      $80      $136      $290
-----------------------------------------------------------------------
Large/Mid Cap Value II           $24      $75      $128      $273
-----------------------------------------------------------------------
Fundamental Growth               $25      $78      $134      $285
-----------------------------------------------------------------------
Mid Cap Blend                    $24      $74      $126      $270
-----------------------------------------------------------------------
Mid Cap Growth                   $24      $74      $126      $270
-----------------------------------------------------------------------
Small/Mid Cap CORE               $24      $75      $129      $275
-----------------------------------------------------------------------
Small/Mid Cap Growth             $24      $74      $126      $270
-----------------------------------------------------------------------
Small Cap Equity                 $25      $78      $134      $285
-----------------------------------------------------------------------
Small Cap Value                  $26      $80      $136      $290
-----------------------------------------------------------------------
Small Cap Growth                 $24      $73      $125      $267
-----------------------------------------------------------------------
International Equity Index       $18      $56      $ 97      $211
-----------------------------------------------------------------------
International Opportunities      $25      $76      $130      $278
-----------------------------------------------------------------------
International Equity             $25      $78      $134      $285
-----------------------------------------------------------------------
Emerging Markets Equity          $29      $88      $150      $316
-----------------------------------------------------------------------
Real Estate Equity               $26      $81      $139      $295
-----------------------------------------------------------------------
Managed                          $23      $71      $121      $260
-----------------------------------------------------------------------
Aggressive Balanced              $23      $72      $123      $263
-----------------------------------------------------------------------
Global Balanced                  $27      $83      $141      $300
-----------------------------------------------------------------------
Short-Term Bond                  $19      $59      $101      $219
-----------------------------------------------------------------------
Bond Index                       $18      $56      $ 96      $208
-----------------------------------------------------------------------
Active Bond                      $23      $70      $120      $257
-----------------------------------------------------------------------
Active Bond II                   $23      $71      $121      $260
-----------------------------------------------------------------------
High Yield Bond                  $23      $71      $121      $260
-----------------------------------------------------------------------
Global Bond                      $25      $77      $131      $280
-----------------------------------------------------------------------
Money Market                     $18      $57      $ 98      $212
-----------------------------------------------------------------------

                               BASIC INFORMATION

    This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  Question                                             Starting On Page
  --------                                             ----------------
What is the contract?..........................................10

Who owns the contract?.........................................10

Is the owner also the annuitant?...............................10

How can I invest money in a contract?..........................10

How will the value of my investment in the contract
change over time?..............................................11

What annuity benefits does the contract provide?...............12

To what extent can John Hancock vary the terms and
conditions of the contracts?...................................12

What are the tax consequences of owning a contract?............12

How can I change my contract's investment allocations?.........13

What fees and charges will be deducted from my contract?.......15

How can I withdraw money from my contract?.....................17

What happens if the annuitant dies before my contract's
date of maturity?..............................................18

Can I return my contract?......................................19

What is the contract?

  The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

Who owns the contract?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

Is the owner also the annuitant?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

How can I invest money in a contract?

Premium payments

  We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $1,000 for an individual retirement account or a qualified plan. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

Applying for a contract

  An authorized representative of John Hancock through whom you purchase your contract will assist you in (1) completing an application for a contract and
(2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

  You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

  We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

Ways to make premium payments

  Premium payments made by check or money order should be:

 . drawn on a U.S. bank,

 . drawn in U.S. dollars, and

 . made payable to "John Hancock."

  We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your JHVLICO representative or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

 . issue a contract;

 . accept premium payments;  or

 . allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

How will the value of my investment in the contract change over time?

  Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

  Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 15.

  Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

  Under current practice, we credit interest to amounts allocated to the fixed investment option based on the size of the initial premium payment, We credit a higher rate for initial premium payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

  At any time before the date of maturity, the total value of your contract equals

 . the total amount you invested,

 . minus all charges we deduct,

 . minus all withdrawals you have made,

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option,

 . plus the interest we credit to any of your contract's value while it is in the fixed investment option.

What annuity benefits does a contract provide?

  If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page 22, for information about all of these choices you can make.

To what extent can John Hancock vary the terms and conditions of the contracts?

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

  We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the tax consequences of owning a contract?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals)

 . full withdrawal ("surrender")

 . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

 . periodic payments under one of our annuity payment options

   How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

 . the type of the distribution

 . when the distribution is made

 . the nature of any tax-qualified retirement plan for which the contract is being used

 . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  The Favorable Tax Benefits Available For Annuity Contracts Issued In Connection With An Individual Retirement Annuity Plan Or Other Tax-qualified Retirement Plan, Are Also Generally Available For Other Types Of Investments Of Tax-qualified Plans, Such As Investments In Mutual Funds, Equities And Debt Instruments. You Should Carefully Consider Whether The Expenses Under An Annuity Contract Issued In Connection With A Tax-qualified Plan, And The Investment Options, Death Benefits And Lifetime Annuity Income Options Provided Under Such An Annuity Contract, Are Suitable For Your Needs And Objectives.

How can i change my contract's investment allocations?

Allocation of premium payments

  When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  At any one time, you may invest in up to 10 of the 24 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. We reserve the right to assess a charge of up to $25 for transfer beyond the first 12 transfers per year. Transfers under our dollar-cost averaging program count toward the 12 free transfers you are allowed each year.

  A number of restrictions apply to transfers in general.  You may NOT

 . transfer assets within 30 days prior to the contract's date of maturity,

 . transfer more than $1,000,000 in a contract year into any one variable investment option, without our prior approval,

 . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

 . make any transfer during the annuity period that would result in more than 4 investment options being used at once.

  In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may not

 . transfer assets to or from the fixed investment option during the annuity period,

 . transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

 . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

 . transfer out of the fixed investment option more than once during a contract year and only on or within 30 days after the anniversary of your contract's issuance ("contract anniversary"),

 . transfer or deposit money into the fixed investment option after the 10th contract year, or

 . transfer out of the fixed investment option more than the greater of $500 or 20% of your assets in the fixed investment option in any one contract year.

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the locations shown on page
2.  Your request should include

 . your name,

 . daytime telephone number,

 . contract number,

 . the names of the investment options being transferred to and from each, and

 . the amount of each transfer.

  The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

   Dollar-cost averaging program

     You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

   . you may elect the program only if the total value of your contract equals
     $20,000 or more,

   . the amount of each transfer must equal at least $250,

   . you may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

   . you may discontinue the program at any time,

   . the program continues until the earlier of (1) 12, 24, or 36 months
     (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers,

   . automatic transfers to or from the fixed investment option are not permitted,

   . you cannot elect the dollar-cost averaging program if you are participating in the systematic withdrawal plan.

   We reserve the right to terminate the program at any time.

   What fees and charges will be deducted from my contract?

   Mortality and expense risk charge

     We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.15% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our fixed investment option.)

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

   Administrative services charge

     We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options.

   Annual contract fee

     Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

   Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit .


   Withdrawal charge

     If you withdraw some money from your contract prior to the date of maturity (a "partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity (a "total withdrawal" or "surrender"), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

     Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender .


     The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

         ------------------------------------------------------------
         Years from Date of Premium Payment to
           Date of Surrender or Withdrawal        Withdrawal Charge*
         ------------------------------------------------------------
           7 or more............................   0%
         ------------------------------------------------------------
           5 but less than 7....................   6%
         ------------------------------------------------------------
           3 but less than 5....................   7%
         ------------------------------------------------------------
           less than 3..........................   8%
         ------------------------------------------------------------


     * As a percentage of the amount of such premium that we consider to have been withdrawn (including the withdrawal charge), as explained in the text immediately below.

     Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the
                   -----                                        ----
   next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

     The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

     Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each investment option being reduced by the surrender or
   -------------
   withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth & Income" variable investment option and 40% from a money market variable investment option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the money market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value .


     You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

     When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

   . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

   . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

     In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, Inc. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf of either

   . a pension plan qualified under Section 401(k) of the Internal Revenue Code of 1986 or

   . a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

     The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time .

   How can I withdraw money from my contract?

   Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

   . surrender your contract for a cash payment of its "surrender value," or

   . make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, minus
                                                                         -----
   the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page 25. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your
                                        --------------
   investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal

   . for an amount less than $100, or

   . if the remaining total value of your contract would be less than $1,000.

     If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

   Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 11, and "What fees and charges will be deducted from my contract?" beginning on page 15. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

   . you may elect the plan only if the total value of your contract equals
     $25,000 or more,

   . in any one contract year, you may not withdraw more than 10% of the total value of your contract at the beginning of the contract year,

   . the amount of each systematic withdrawal must equal at least $100,

   . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you,

   . you may cancel the plan at any time,

   . you cannot elect this plan if you are participating in the dollar-cost averaging program.

   We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

   What happens if the annuitant dies before my contract's date of maturity?

   Guaranteed minimum death benefit

     If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greatest of:
                                  --------

         (1) the total value of your contract, or

         (2) the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges, or

         (3) in states where permitted by law, the highest total value of your contract as of any third interval anniversary of your contract to date (preceding the anniversary nearest the annuitant's 81st birthday), plus any premium payments you have made since that
                        ----
             anniversary, minus any withdrawals you have taken (and any related
                          -----
             withdrawal charges) since that anniversary.

     We calculate the amounts in clauses (1) and (2) as of the day we receive, at the John Hancock Annuity Servicing Office:

   . proof of the annuitant's death, and

   . any required instructions as to method of settlement.

     We calculate the amount in clause (3) as follows: On the third anniversary of your contract (and every third anniversary thereafter until the anniversary closest to the annuitant's 81st birthday), we compute the total value of your contract adjusting for premium payments and partial withdrawals since that anniversary. We compare that amount to amounts in clauses (1) and
   (2). The greatest of these three amounts forms a minimum which may increase on subsequent third interval anniversaries with favorable investment performance and additional premium payments but will never decrease unless partial withdrawals are taken.

     Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 23 .

   Can I return my contract?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

        . John Hancock at the address shown on page 2, or

        . the John Hancock representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 19.


  Contents of this section                                Starting on page
  Description of John Hancock...................................... 21

  Who should purchase a contract................................... 21

  How we support the variable investment options................... 21

  The accumulation period.......................................... 22

  The annuity period............................................... 22

  Variable investment option valuation procedures.................. 24

  Distribution requirements following death of owner............... 24

  Miscellaneous provisions......................................... 24

  Tax information.................................................. 25

  Performance information.......................................... 29

  Reports.......................................................... 29

  Voting privileges................................................ 29

  Certain changes.................................................. 29

  Distribution of contracts........................................ 30

  Experts.......................................................... 30

  Registration statement........................................... 31

  Condensed Financial Information.................................. 32

  Appendix A - Examples of withdrawal charge calculation........... 36

  Appendix B - Contract loans under Section 403(b) ("TSA loans")... 38

Description of John Hancock

    We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000 we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our home office is located at 200 Clarendon Street Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 2000, we had approximately $88 billion of assets.

Who should purchase a contract?

    We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 25. We also designed the contracts for purchase under:

 .   traditional individual retirement annuity plans  ("traditional IRAs")
    satisfying the requirements of Section 408 of the Code;

 .   SIMPLE IRA plans adopted under Section 408(p) of the Code;

 .   Simplified Employee Pension plans ("SEPs") adopted under Section 408(k)
    of the Code;

 .   annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;

 .   deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code; and

 .   pension or profit-sharing plans qualified under section 401(a) of the
    Code.

    When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

    We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

    To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

    We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account I (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

    The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

    All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

The accumulation period

Your value in our variable investment options

    Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

    To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction
                     divided by
value of one accumulation unit for the applicable variable investment option at the time of such transaction


    The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

    Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:


number of accumulation units in the variable investment options times
value of one accumulation unit for the applicable variable investment option that time


Your value in the fixed investment option

    On any date, the total value of your contract in the fixed investment option equals:

 .   the amount of premium payments or transferred amounts allocated to the fixed investment option, minus

 .   the amount of any withdrawals or transfers paid out of the fixed investment option, plus

 .   interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, minus

 .   the amount of any charges and fees deducted from the fixed investment option.

The annuity period

Date of maturity

    Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

 .   at least 6 months after the date the first premium payment is applied to your contract and

 .   no later than the maximum age specified in your contract (normally age
    85).

    Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however.
 Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 26.)

Choosing fixed or variable annuity payments

    During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for each variable investment option.

    We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

    Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

    Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 23 below).

    Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

    If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

    Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

 .   you have not made an election prior to the annuitant's death;

 .   the beneficiary is entitled to payment of a death benefit of at least
    $5,000 in a single sum; and

 .   the beneficiary notifies us of the election prior to the date the proceeds become payable.

    You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

Variable monthly annuity payments

    We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

    The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

    Here's how it works:

 .   we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 .   if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

 .   if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

    Assumed investment rate

    The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

    You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

    The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.
 We then multiply the result by the greater of

 .   the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 .   the rate we currently offer at the time of annuitization.  (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

    Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

    Option A -life annuity with payments for a guaranteed period: We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

    Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

    Option B -life annuity without further payment on death of payee: We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

    If the payee is more than 85 years old on the date of maturity, the following two options are not available:

 .   Option A: "life annuity with 5 years guaranteed" and

 .   Option B: "life annuity without further payment on the death of payee."


Variable investment option valuation procedures

    We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Distribution requirements following death of owner

    If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

    The Code imposes very similar distribution requirements on contracts used to fund tax-qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

    Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

If you die before annuity payments have begun:

 .   if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as
    the owner.
 .   if the beneficiary is not your surviving spouse or if the
    beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

       (1) paid out in full within five years of your death or

       (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

    If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

 .   the surrender value if paid out in full within five years
    of your death, or
 .   the total value of your contract applied in full towards
    the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

 .   any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

Miscellaneous provisions

Assignment; change of owner or beneficiary

    To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

    Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

 . the rights of any assignees of record,

 . any action taken prior to receipt of the notice, and

 . certain other conditions.

    An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

    We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

    The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

     Undistributed gains

    We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

    However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

     Annuity payments

    When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

    The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

     Surrenders and withdrawals before date of maturity

    When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

    When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

    For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

     Penalty for premature withdrawals

    The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 591/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

     Puerto Rico annuity contracts not purchased to fund a tax qualified plan

    Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified
Contract is included in gross income.   Puerto Rico does not currently impose an
early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

    Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

    The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

    We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. In addition, certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     Tax-free rollovers

    You may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . any tax-qualified plan to a traditional IRA,

 . any tax-qualified plan to another tax-qualified plan of the same type
  (i.e. 403(b) to 403(b), corporate plan to corporate plan, etc.), and

 . from a regular IRA to a Roth IRA, subject to special restrictions discussed below.

    Your existing plan administrator does not have to withhold tax if you roll over your entire distribution and you request payment to be made directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

     Traditional IRAs

    A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . $2,000 per year.

    You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

    You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

    The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

    Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

    If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

    The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

     Roth IRAs

    In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

    If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

    The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

    You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The $2,000 Roth IRA contribution limit does not apply to converted amounts.

    You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

     SIMPLE IRA plans

    In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Simplified Employee Pension plans (SEPs)

    SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2001).

      Section 403(b) plans

    Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

    The amount of such non-taxable contributions each year

 . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

 . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

 . is subject to certain other limits (described in Section 415 of the Code).

    When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

    Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section
  403(b).

     Pension and profit sharing plans qualified under Section 401(a)

    In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

    Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

    The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

    IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

    "Top-heavy" plans

   Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

     Government deferred compensation plans

    You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or intrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

    As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

    In general, the maximum amount of compensation you can defer under such tax-favored plans equals the lesser of:

 . $7,500 or

 . 33 1/3 % of your "includible income" (as defined in the Code).

 The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

 If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

     Withholding on rollover distributions

    The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

     Puerto Rico annuity contracts purchased to fund a tax-qualified plan

    The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualifed plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

    The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

Performance information

    We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level"
performance.   In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

    Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

At the Account level, total return reflects adjustments for:

 . the mortality and expense risk charges,

 . the administrative charge,

 . the annual contract fee, and

 . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

    We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is the same as the standard format, except that it will not reflect any withdrawal charge and it may be for additional durations.

    We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

    Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

    Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax or any withdrawal charge.

Reports

    At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Fund.

Voting privileges

    At meetings of the Series Fund's shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

Changes to the Account

    We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

    Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

    We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

    The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

    We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of contracts

    Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock.

    You can purchase a contract either through Signators registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 3.0% of premium payments. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither John Hancock nor Signator is obligated to sell any particular amount of contracts.

Experts

    Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

Registration Statement

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                               page of SAI
Distribution..........................................2
Calculation of Performance Data.......................2
Other Performance Information.........................5
Calculation of Annuity Payments.......................6
Additional Information About Determining
 Unit Values..........................................8
Purchases and Redemptions of
     Fund Shares......................................8
The Account...........................................9
delay of certain payments.............................9
Liability for Telephone Transfers.....................9
Voting Privileges....................................10
Financial Statements.................................11

                       CONDENSED FINANCIAL INFORMATION
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V

     The following table provides selected data for Independence Preferred accumulation shares for each investment option that was available during the period shown:

                                                                                                                   Period from
                                           Year-Ended    Year-Ended    Year-Ended    Year-Ended    Year-Ended    January 26, 1995
                                           December 31,  December 31,  December 31,  December 31,  December 31,   to December 31,
                                               2000          1999          1998          1997          1996            1995
                                           ------------  ------------  ------------  ------------  ------------  ----------------
Equity Index
Accumulation Share Value
  Beginning of period (Note 1)..........       $22.33        $18.72        $14.79        $11.31         $10.00               --
  End of Period.........................       $19.98        $22.33        $18.72        $14.79         $11.31               --
Number of Accumulation Shares
 outstanding at end of period...........      998,270     1,067,064     1,002,128       685,246        125,245               --

Growth & Income
Accumulation share value:
  Beginning of period...................       $29.01        $25.34        $19.75        $15.44         $13.24           $10.00
  End of period.........................       $24.83        $29.01        $25.34        $19.75         $15.44           $13.24
Number of Accumulation Shares
 outstanding at end of period...........    4,980,664     5,623,470     6,027,797     5,327,037      3,891,413        1,659,869

Large Cap Value
Accumulation Share Value
  Beginning of period (Note 1)..........       $15.64        $15.37        $14.28        $11.28         $10.00               --
  End of Period.........................       $17.41        $15.64        $15.37        $14.28         $11.28               --
Number of Accumulation Shares
 outstanding at end of period...........      771,609       831,061       902,022       668,796        244,514               --

Large Cap Value Core
Accumulation Share Value
  Beginning of period (Note 3)..........       $10.00            --            --            --             --               --
  End of Period.........................       $10.53            --            --            --             --               --
Number of Accumulation Shares
 outstanding at end of period...........        6,443            --            --            --             --               --

Large Cap Value Core II
Accumulation Share Value
  Beginning of period (Note 4)..........           --            --            --            --             --               --
  End of Period.........................           --            --            --            --             --               --
Number of Accumulation Shares
 outstanding at end of period...........           --            --            --            --             --               --

Large Cap Growth
Accumulation share value:
  Beginning of period...................       $32.25        $26.39        $19.20        $14.88         $12.77           $10.00
  End of period.........................       $26.09        $32.25        $26.39        $19.20         $14.88           $12.77
Number of Accumulation Shares
 outstanding at end of period...........    2,203,127     2,259,553     2,363,780     2,074,430      1,504,358           646,86

Large Cap Aggressive Growth
Accumulation Share Value
  Beginning of period (Note 3)..........       $10.00            --            --            --             --               --
  End of Period.........................        $7.82            --            --            --             --               --
Number of Accumulation Shares
 outstanding at end of period...........        5,560            --            --            --             --               --

Large/Mid Cap Value
Accumulation Share Value
  Beginning of period (Note 3)..........       $10.00            --            --            --             --               --
  End of Period.........................       $11.26            --            --            --             --               --

                                                                                                                     Period from
                                        Year-Ended     Year-Ended     Year-Ended     Year-Ended     Year-Ended    January 26, 1995
                                       December 31,   December 31,   December 31,   December 31,   December 31,    to December 31,
                                           2000           1999           1998           1997           1996             1995
                                       ------------   ------------   ------------   ------------   ------------   ----------------
Number of Accumulation Shares
 outstanding at end of period........         3,218             --             --             --             --                 --
Large/Mid Cap Value II
Accumulation Share Value
     Beginning of period (Note 1)....        $13.61         $13.10         $14.99         $11.50         $10.00                 --
     End of period...................        $17.21         $13.61         $13.10         $14.99         $11.50                 --
Number of Accumulation Shares
 outstanding at end of period........       510,619        477,893        595,293        486,455        103,390                 --
Fundamental Growth
Accumulation share value
     Beginning of period (Note 3)....        $10.00             --             --             --             --                 --
     End of period...................        $ 8.98             --             --             --             --                 --
Number of Accumulation Shares
 outstanding at end of period........        76,198             --             --             --             --                 --
Mid Cap Blend
Accumulation share value
     Beginning of period (Note 3)....        $10.00             --             --             --             --                 --
     End of period...................        $10.37             --             --             --             --                 --
Number of Accumulation Shares
 outstanding at end of period........        41,985             --             --             --             --                 --
Mid Cap Growth
Accumulation Share Value
     Beginning of period (Note 1)....        $34.44         $16.02         $11.69         $10.17         $10.00                 --
     End of Period...................        $21.76         $34.44         $16.02         $11.69         $10.17                 --
Number of Accumulation Shares
 outstanding at end of period........     1,110,238      1,001,995        637,578        510,743        286,257                 --
Small/Mid Cap CORE
Accumulation share value:
     Beginning of period (Note 2)....        $12.70         $10.69         $10.00             --             --                 --
     End of period...................        $13.09         $12.70         $10.69             --             --                 --
Number of Accumulation Shares
 outstanding at end of period........        29,315          5,792             --             --             --                 --
Small/Mid Cap Growth
Accumulation share value:
     Beginning of period.............        $18.75         $18.11         $17.40         $17.07         $13.29             $10.00
     End of period...................        $20.18         $18.75         $18.11         $17.40         $17.07             $13.29
Number of Accumulation Shares
 outstanding at end of period.......      1,185,286      1,308,539        637,578      1,747,007      1,606,062             492,17
Small Cap Equity
Accumulation share value
     Beginning of period (Note 3)....        $10.00             --             --             --             --                 --
     End of period...................        $10.69             --             --             --             --                 --
Number of Accumulation Shares
 outstanding at end of period........       285,476             --             --             --             --                 --
Small Cap Value
Accumulation share value
     Beginning of period (Note 3)....        $10.00             --             --             --             --                 --
     End of period...................        $11.38             --             --             --             --                 --
Number of Accumulation Shares
 outstanding at end of period........       149,960             --             --             --             --                 --

                                                                                                                     Period from
                                       Year-Ended      Year-Ended     Year-Ended      Year-Ended     Year-Ended    January 26, 1995
                                      December 31,    December 31,   December 31,    December 31,    December 31,  to December 31,
                                          2000            1999           1998            1997           1996             1995
                                      ------------    ------------   -------------   ------------    -------------  ---------------

Small Cap Growth
Accumulation Share Value
  Beginning of period (Note 1)....... $    20.99       $    12.51     $    11.09       $     9.85        $    10.00               --
  End of period...................... $    16.25       $    20.99     $    12.51       $    11.09        $     9.85               --
Number of Accumulation Shares
 outstanding at end of period........    880,918          624,592        479,823          442,227           212,844               --
International Equity Index
Accumulation share value:
  Beginning of period................ $    17.14       $    13.29     $    11.17       $    11.94        $    11.10        $   10.00
  End of period...................... $    13.94       $    17.14     $    13.29       $    11.17        $    11.94        $   11.10
Number of Accumulation Shares
 outstanding at end of period........    546,791          586,597        596,746          580,528           483,836           180,11
International Opportunities
Accumulation Share Value
  Beginning of period (Note 1)....... $    16.00       $    12.12     $    10.61       $    10.56        $    10.00               --
  End of period...................... $    13.18       $    16.00     $    12.12       $    10.61        $    10.56               --
Number of Accumulation Shares
 outstanding at end of period........    323,830          262,343        265,215          232,719           125,200               --
International Equity
Accumulation Share value:
  Beginning of period (Note 3)....... $    10.00               --             --               --                --               --
  End of Period...................... $     8.70               --             --               --                --               --
Number of Accumulation Shares
 outstanding at end of period........      3,098               --             --               --                --               --
Emerging Markets Equity
Accumulation share value:
  Beginning of period (Note 2)....... $    16.55       $     9.27           0.00               --                --               --
  End of period...................... $     9.78       $    16.55     $     9.27               --                --               --
Number of Accumulation Shares
 outstanding at end of period........    112,128          153,955             --               --                --               --
Real Estate Equity
Accumulation share value:
  Beginning of period................ $    13.64       $    14.08     $    17.16       $    14.86        $    11.34        $   10.00
  End of period...................... $    17.78       $    13.64     $    14.08       $    17.16        $    14.86        $   11.34
Number of Accumulation Shares
 outstanding at end of period........    316,438          315,298        414,215          466,871           233,153            92,66
Managed
Accumulation share value:
  Beginning of period................ $    20.13           $18.73     $    15.79       $    13.50        $    12.37        $   10.00
  End of period...................... $    19.83           $20.13     $    18.73       $    15.79        $    13.50        $   12.37
Number of Accumulation Shares
 outstanding at end of period........  7,322,485        8,401,827      8,933,179        8,216,039         6,865,907         3,049,66
Aggressive Balanced
Accumulation share value:
  Beginning of period (Note 3)....... $    10.00               --             --               --                --               --
  End of period...................... $     9.78               --             --               --                --               --
Number of Accumulation Shares
 outstanding at end of period........        148               --             --               --                --               --

                                                                                                                       Period from
                                                                                                                       January 26,
                                             Year-Ended     Year-Ended    Year-Ended      Year-Ended     Year-Ended      1995 to
                                            December, 31,  December, 31, December, 31,   December 31,   December 31,   December 31,
                                                2000           1999          1998            1997           1996          1995
                                            ------------   ------------  ------------    ------------   ------------   -------------
Global Balanced
Accumulation Share Value:
     Beginning of period (Note 1).......    $    12.86     $     12.42    $    10.68     $    10.57      $    10.00             --
     End of period......................    $    11.52     $     12.86    $    12.42     $    10.68      $    10.57             --
Number of Accumulation Shares
 outstanding at end of period...........        96,918         108,097       133,131         93,191          49,785             --

Short-Term Bond
Accumulation share value:
     Beginning of period................    $    12.33     $     12.16    $    11.66     $    11.13      $    10.90     $    10.00
     End of period......................    $    13.12     $     12.33    $    12.16     $    11.66      $    11.13     $    10.90
Number of Accumulation Shares
 outstanding at end of period...........       523,765         639,137       799,394        685,486          663,99         281.22

Bond Index
Accumulation share value:
     Beginning of period (Note 2).......    $     9.60     $     10.00    $    10.00             --              --             --
     End of period......................    $    10.57     $      9.60    $    10.00             --              --             --
Number of Accumulation Shares
 outstanding at end of period...........        13,505              --            --             --              --             --

Active Bond
Accumulation share value:
     Beginning of period................    $    13.49     $     12.97    $    12.97     $    11.96      $    11.66     $    10.00
     End of period......................    $    14.68     $     13.49    $    13.83     $    12.97      $    11.96     $    11.66
Number of Accumulation Shares
 outstanding at end of period...........     1,753,804      19,998,782     2,362,922      1,765,587       1,370,328        682,290

Active Bond II
Accumulation share value:
     Beginning of period (Note 4).......    $       --              --            --             --              --             --
     End of period......................    $       --              --            --             --              --             --
Number of Accumulation Shares
 outstanding at end of period...........            --              --            --             --              --             --

High Yield Bond
Accumulation share value:
  Beginning of period (Note 2)..........    $    10.24     $      9.89    $    10.00             --              --             --
  End of period.........................    $     9.00     $     10.24    $     9.89             --              --             --
Number of Accumulation Shares
 outstanding at end of period...........        23,049          28,686         1,160             --              --             --

Global Bond
Accumulation Share Value
     Beginning of period (Note 1).......    $    11.76     $     12.20    $    11.35     $    10.56      $    10.00             --
     End of period......................    $    12.98     $     11.76    $    12.20     $    11.35      $    10.56             --
Number of Accumulation Shares
 outstanding at end of period...........       391,188         434,233       456,330        257,401         100,631             --

Money Market
Accumulation share value:
  Beginning of period...................    $    12.06     $     11.65    $    11.22     $    10.80      $    10.41     $    10.00
  End of period.........................    $    12.63     $     12.06    $    11.65     $    11.22      $    10.80     $    10.41
Number of Accumulation Shares...........
 outstanding at end of period...........     1,258,472       1,457,015     1,269,375      1,238,762       1,400,049         663,75

     (1)  Values shown for 1996 begin on May 1, 1996.

     (2)  Values shown for 1998 begin on May 1, 1998.

     (3)  Values shown for 2000 begin on May 1, 2000.

    (4) The investment option was first avadiable

                Appendix A - Example Of Withdrawal Charge Calculation

 Assume the Following Facts:
    On January 1, 1996, you make a $5000 initial premium payment and we issue you a contract.
    On January 1, 1997, you make a $1000 premium payment
    On January 1, 1998, you make a $1000 premium payment.
    On January 1, 1999, the total value of your contract is $9000 because of good investment earnings.

    Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 1999. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $5600.11 from your contract.

    $6000.00   --  withdrawal request payable to you
    + 399.89   --  withdrawal charge payable to us
   -----------
    $5600.11   --  total amount withdrawn from your contract

Here is How We Determine the Withdrawal Charge:

1. We first reduce your $5,000 initial premium deposit by the three annual $30 contract fees we assessed on January 1, 1997, 1998, and 1999. We withdraw the remaining $4910 from your contract.

    $5000
      -30   --  1997 contract fee payable to us
      -30   --  1998 contract fee payable to us
      -30   --  1999 contract fee payable to us
  -------
    $4910   --  amount of your initial premium payment we would consider to be withdrawn.

    Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3729.30 to you as a part of your withdrawal request.

    $   4910
        -900  --  free withdrawal amount (payable to you)
     -------
    $   4010
       x .07
     -------
    $ 280.70  --  withdrawal charge on initial premium payment (payable to us)

    $4010.00
     -280.70
     --------
     3729.30  --  part of withdrawal request payable to you

2. We next deem the entire amount of your 1997 premium payment to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your contract to cover the withdrawal charge on your 1997 premium payment. We pay the remainder of $920 to you as a part of your withdrawal request.

    $1000
   x .08
   -----
     $80   --  withdrawal charge on 1997 premium payment (payable to us)

   $1000
    - 80
    ----
    $920   --   part of withdrawal request payable to you

3. We next determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3729.30 from your initial premium payment, and $920 from your 1998 premium payment. Therefore, $450.70 is needed to reach $6000.

    $6000.00   --   total withdrawal amount requested
     -900.00   --   free withdrawal amount
    -3729.30   --   payment deemed from initial premium payment
     -920.00   --   payment deemed from 1997 premium payment
     -------
     $450.70   --   additional payment to you needed to reach $6000

    We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all premiums you paid prior to 1998. We use the following formula to determine how much more we need to withdraw:

    Remainder due to you   =      Withdrawal needed - [applicable withdrawal
        charge percentage times withdrawal needed]

    $450.70  =  x - [.08x]
    $450.70  =  .92x

    $ 450.7
     ------
       0.92  =  x

    $489.89  =  x

    $489.89   --   deemed withdrawn from 1998 premium payment
   -$450.70   --   part of withdrawal request payable to yo
   --------   --   withdrawal charge on 1998 premium deemed withdrawn (payable
    $ 39.19        to us)
    $280.70   --   withdrawal charge on the initial premium payment
    $ 80.00   --   withdrawal charge on the 1997 premium payment
    $ 39.19   --   withdrawal charge on the 1998 premium payment
   --------
    $399.89   --   Total withdrawal charge

         Appendix B - Contract Loans Under Section 403 (b) ("Tsa Loans")

  Any loan under this section will be secured by a security interest in your contract. The loan amount must be at least $2,500 and may not, on the date of the loan (defined below), exceed the lesser of

     . 50% of the total value of your contract,

     . $50,000 or

     . the sum of 100% of the total value of your contract invested in the variable investment options and 20% of the total value of your contract invested in the fixed investment option.

  We will deduct that portion of the loan amount up to 20% of the total value of your contract on the date of the loan proportionately from each investment option you are then using. We will deduct any amount in excess of 20% of the total value of your contract on the date of the loan proportionately from each variable investment option you are then using.

  On the date of the loan, we will transfer the total loan amount to the loan collateral account. This account is held in John Hancock's general investment account and accrues interest at an effective rate equal to 1% less than the loan interest rate described below. We transfer the interest accrued on the loan collateral account back to the investment options on each contract anniversary in the same proportion as your investment options are then allocated.

  The date of the loan will be the business date on which we receive at the John Hancock Annuity Servicing Office all the necessary documentation assigning your contract as the security for the loan. If such receipt occurs on a date on which we do not value shares, then the date of the loan will be the next business day following such receipt on which we do value shares.

  We determine the loan interest rate for this contract annually. We make such determination in the calendar month immediately preceding the calendar month in which your contract anniversary occurs. We apply the loan interest rate to any loan made during the calendar year following the date we determine the loan interest rate. Except as otherwise required by applicable state law, we will not set a rate in excess of the greater of

     . Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service), or any successor thereto, for the calendar month which is two months before the month in which the date we determine the loan interest rate, or

     . 5%.

  If Moody's Investors Service no longer publishes this average, John Hancock reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined,

     . we may increase the previous rate if the increase would be at least
       1/2 %, and

     . we may reduce the previous rate if the decrease would be at least 1/2
       %.

  We will notify you of the applicable loan interest rate at the time you make the loan. The loan interest rate for any given loan will be fixed for the entire loan period. Accrued interest on the loan will be added daily and will bear interest from that date at the loan interest rate.

  Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. Prior to the first installment date, we will provide you with the repayment due dates and installment amounts in a repayment schedule. The principal portion of each loan repayment will be transferred back to the investment options in the same proportion as your investment options are then allocated.

  Prepayment of the entire loan is permitted. In addition, loan prepayments in excess of regularly scheduled prepayments that do not repay the entire Loan Balance (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

  If you fail to make a scheduled loan repayment within 90 calendar days after the repayment due date, the loan balance or such other amount as required by applicable law shall then be considered in default. To the extent the total value of your contract contains (1) salary reduction contributions made on or before December 31, 1988 and (2) earnings credited on such contributions on or before such date at the time of default (together referred to as "pre-1988 " with regard to the default. We will withdraw from the total value of your contract an amount equal to the amount in default with respect to such pre-1988 contributions (including withdrawal charges and any accrued and unpaid interest to the date of the default). To the extent that the amount in default exceeds the amount of pre-1988 contributions, we will make no actual foreclosure on the loan security

     . until the earliest of your attaining age 59 1/2, separation from service, death, or becoming disabled (as defined in Section 72(m)(7) of the Code, and

     . unless, prior to the occurrence of such event, the excess is deemed a distribution reportable you.

  If you surrender your contract while there is an outstanding loan balance or, if the annuitant dies while there is an outstanding loan balance, we will determine an amount (positive or negative) by subtracting the outstanding loan balance from the loan collateral account as of the date of surrender or death. If such amount is positive, we will add it to the surrender value or death benefit, as applicable. If the amount is negative, we will subtract it from the surrender value or death benefit, as applicable. If, at any time, the surrender value exceeds the loan collateral account, your loan will be subject to certain excessive loan balance provisions set forth in your loan agreement.

  Because the Federal tax laws governing contract loans are very complex and confusing, you should consult a qualified tax adviser before applying for a contract loan.

                      Statement of Additional Information

                                  May 1, 2001

                    INDEPENDENCE PREFERRED VARIABLE ANNUITY

           deferred combination fixed and variable annuity contracts
                                   funded in

                   John Hancock Variable Life Insurance Company
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                              ------------------


  This statement of additional information ("SAI"), dated May 1, 2001 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account I (the "Account") dated May 1, 2001, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street (X-4), Charlestown, Massachusetts 02129, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS

                               -----------------


                                                              Page of SAI
                                                              -----------
Distribution...............................................        2
Calculation of Performance Data............................        2
Other Performance Information..............................        5
Calculation of Annuity Payments............................        6
Additional Information About Determining Unit Values.......        8
Purchases and Redemptions of Fund Shares...................        8
The Account................................................        9
Delay of Certain Payments..................................        9
Liability for Telephone Transfers..........................        9
Voting Privileges..........................................       10
Financial Statements.......................................       11

 DISTRIBUTION

  The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services were as follows:


                       Year        Amount Paid to Signator
                       ----        -----------------------
                       2000             $121,926,879
                       1999             $108,952,243
                       1998             $102,685,069

 CALCULATION OF PERFORMANCE DATA

  The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7)/ - 1


  For the 7-day period ending December 31, 2000, the Money Market variable investment option's current yield was 4.88% and its effective yield was 5.00%.


Other Variable Investment Options

   "Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

  We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                            P x ( 1 + T )/n/ = ERV

            where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


  The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2000. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Ten year periods are not shown because the Account did not commence operations until 1995. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the Independence Preferred contracts because the Account is used for other variable annuities offered by us.

     On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2000 for the periods ended December 31, 2000:

----------------------------------------------------------------------------------------------------------------------
                                          For the          For the          For the          From
                                       1 Year Period    3 Year Period    5 Year Period     Inception       Date of
                                           Ended            Ended            Ended       in Account to    Inception
     Variable Investment Option*          12/31/00        12/31/00         12/31/00        12/31/00       in Account
     ---------------------------          --------        --------         --------        --------       ----------
Equity Index.........................     (16.98%)          8.83%             N/A           15.23%         04/30/96
Growth & Income......................     (20.60%)          6.12%           13.11%          16.14%         01/26/95
Large Cap Value.......................      4.14%           4.96%             N/A           11.75%         04/30/96
Large Cap Value CORE..................     (3.66%)           N/A              N/A           (0.36%)        08/30/99
Large Cap Value CORE II...............       N/A             N/A              N/A           (0.02%)        06/29/00
Large Cap Growth......................    (24.97%)          9.06%           14.76%          17.12%         01/26/95
Large  Cap Aggressive Growth..........    (25.78%)           N/A              N/A           (8.58%)        08/30/99
Large Mid Cap Value...................      4.58%            N/A              N/A            6.84%         08/30/99
Large Mid Cap Value II................     19.44%           2.77%             N/A           11.47%         04/30/96
Fundamental Growth....................    (11.40%)           N/A              N/A           28.51%         08/30/99
Mid Cap Blend.........................      9.71%            N/A              N/A           16.40%         08/30/99
Mid Cap Growth........................    (41.41%)         21.70%             N/A           17.41%         04/30/96
Small/Mid Cap CORE....................     (4.14%)           N/A              N/A            0.77%         04/30/98
Small/Mid Cap Growth..................      0.44%           3.13%            7.94%          12.33%         01/26/95
Small Cap Equity......................    (16.75%)         (9.90%)            N/A            0.13%         04/30/96
Small Cap Value.......................     25.22%            N/A              N/A           22.46%         08/30/99
Small Cap Growth......................    (28.22%)         11.98%             N/A           10.04%         04/30/96
International Equity Index............    (24.55%)          5.85%            3.76%           5.37%         01/26/95
International Opportunities...........    (23.58%)          5.67%             N/A            5.00%         04/30/96
International Equity..................    (21.76%)           N/A              N/A           (3.96%)        08/30/99
Emerging Markets Equity...............    (45.21%)           N/A              N/A          (13.54%)        04/30/98
Real Estate Equity...................      22.27%          (1.23%)           8.48%           9.77%         01/26/95
Managed..............................      (8.59%)          6.08%            9.16%          11.72%         01/26/95
Aggressive Balanced...................    (10.02%)           N/A              N/A           (2.89%)        08/30/99
Global Balanced.......................    (16.93%)          0.48%             N/A            1.83%         04/30/96
Short-Term Bond.......................     (0.82%)          2.01%            2.82%           3.92%         01/26/95
Bond Index............................      2.98%            N/A              N/A            1.85%         04/30/98
Active Bond...........................      1.64%           2.25%            3.80%           6.03%         01/26/95
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          For the          For the          For the          From
                                       1 Year Period    3 Year Period    5 Year Period     Inception       Date of
                                           Ended            Ended            Ended       in Account to    Inception
     Variable Investment Option*          12/31/00        12/31/00         12/31/00        12/31/00       in Account
     ---------------------------          --------        --------         --------        --------       ----------
Active Bond II.......................        N/A             N/A              N/A           (1.03%)        06/29/00
High Yield Bond......................     (18.50%)           N/A              N/A           (7.81%)        04/30/98
Global Bond..........................       3.17%           2.62%             N/A            4.63%         04/30/96
----------------------------------------------------------------------------------------------------------------------

 * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

   Yield

  We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                    (a-b   )/6/
                          Yield = 2[(----+1) -1]
                                    ( cd   )


where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period


  According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

   "Non -Standardized" Performance

  We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

  The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on 12/31/00. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund commenced operations. The table also shows values from the date of inception of a fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2000.

  Although the Independence Preferred Variable Annuity contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

  Past performance is not a guarantee of future results.

---------------------------------------------------------------------------------------------------------------------------------
                                        For the          For the          For the          For the          From
                                     1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception     Date of
                                         Ended            Ended            Ended            Ended        of Fund to   Inception
   Variable Investment Option*          12/31/00        12/31/00         12/31/00          12/31/00       12/31/00    of Fund**
   ---------------------------          --------        --------         --------          --------       --------    ---------
Equity Index....................        (10.50%)         10.53%             N/A               N/A          15.97%     04/30/96
Growth & Income.................        (14.40%)          7.93%           13.72%            13.85%         12.47%     03/28/86
Large Cap Value..................        11.29%           6.81%             N/A               N/A          12.59%     04/30/96
Large Cap Value CORE.............         3.55%            N/A              N/A               N/A           4.97%     08/30/99
Large Cap Value CORE II..........          N/A             N/A              N/A               N/A           7.20%     06/29/00
Large Cap Growth.................       (19.11%)         10.75%           15.33%            14.50%         12.04%     03/28/86
Large  Cap Aggressive............       (19.98%)           N/A              N/A               N/A          (3.24%)    08/30/99
Large Mid Cap Value..............        11.72%            N/A              N/A               N/A          12.01%     08/30/99
Large/Mid Cap Value II...........        26.47%           4.71%             N/A               N/A          12.32%     04/30/96
Fundamental Growth...............        (4.48%)           N/A              N/A               N/A          33.26%     08/30/99
Mid Cap Blend....................        16.81%            N/A              N/A               N/A          21.38%     08/30/99
Mid Cap Growth...................       (36.82%)         22.99%             N/A               N/A          18.09%     04/30/96
Small/Mid Cap CORE...............         3.07%            N/A              N/A               N/A           3.37%     04/30/98
Small/Mid Cap Growth.............         7.62%           5.06%            8.70%              N/A          11.17%     05/05/94
Small Cap Equity.................       (10.25%)         (7.51%)            N/A               N/A           1.45%     04/30/96
Small Cap Value..................        32.20%            N/A              N/A               N/A          27.32%     08/30/99
Small Cap Growth.................       (22.61%)         13.57%             N/A               N/A          10.94%     04/30/96
International Equity Index.......       (18.65%)          7.67%            4.67%             6.59%          5.61%     05/05/88
International Opportunity........       (17.61%)          7.49%             N/A               N/A           6.09%     04/30/96
International Equity.............       (15.65%)           N/A              N/A               N/A           1.46%     08/30/99
Emerging Markets Equity..........       (40.92%)           N/A              N/A               N/A         (10.50%)    04/30/98
Real Estate Equity..............         29.27%           0.90%            9.22%            11.71%          7.58%     05/16/88
Managed.........................         (1.46%)          7.89%            9.88%            10.47%          9.38%     03/28/86
Aggressive Balanced..............        (3.00%)           N/A              N/A               N/A           2.50%     08/30/99
Global Balanced..................       (10.44%)          2.53%             N/A               N/A           3.07%     04/30/96
Short-Term Bond..................         6.37%           3.99%            3.77%              N/A           4.16%     05/01/94
Bond Index.......................        10.14%            N/A              N/A               N/A           4.40%     04/30/98
Active Bond......................         8.81%           4.22%            4.71%             6.59%          6.41%     03/28/86
Active Bond II...................          N/A             N/A              N/A               N/A           6.19%     06/29/00
High Yield Bond..................       (12.14%)           N/A              N/A               N/A          (4.91%)    04/30/98
Global Bond......................        10.33%           4.57%             N/A               N/A           5.74%     04/30/96
---------------------------------------------------------------------------------------------------------------------------------

 * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

 **  or since inception of a predecessor to the applicable fund.

 Other Performance Information

  You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

  We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

 CALCULATION OF ANNUITY PAYMENTS

Calculation of annuity units

  We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

  The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

  To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

  For each variable investment option, we then divide:


                       ---------------------------------
                        the resulting value (minus any
                              premium tax charge)

                                      by

                                    $1,000
                       ---------------------------------

 and multiply the result by

                    ---------------------------------------
                       the applicable annuity purchase
                      rate set forth in the contract and
                                  reflecting

                     (1) the age and, possibly, sex of the
                                   payee and

                      (2) the assumed investment rate
                               (discussed below)
                    ---------------------------------------

 This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

 We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                    ---------------------------------------
                      the amount of the initial monthly
                      variable annuity payment from that
                            variable annuity option

                                      by

                        the annuity unit value of that
                     variable investment option as of 10
                     calendar days prior to the date the
                            initial payment is due
                    ---------------------------------------

   For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                            4000.000x12.000000x5.47
                            -----------------------
                                     1,000

  If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity unit values

  The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

  We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
     We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

  The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality tables

  The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

 ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

  The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

  For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

(2) for each calendar day in the period, a deduction of 0.004110% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

  We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical example illustrating the calculation of accumulation unit values and annuity unit values

  Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $164.40 assuming a one day period. The $164.40 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00004110. By substituting in the first formula above, the net investment rate is equal to $3835.60 ($2000 + $3000 - $1000 -$164.40)
divided by $4,000,000 or 0.0009589.

  Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009589)] or $11.260788. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009589) x .99990575]
or $1.085938. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

 PURCHASES AND REDEMPTIONS OF FUND SHARES

     JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

 THE ACCOUNT

  In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

 DELAY OF CERTAIN PAYMENTS

  Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

 Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

  We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

  We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

 LIABILITY FOR TELEPHONE TRANSFERS

  If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

 VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     ------------------------------------
                           the total value of your
                        accumulation units value in a
                          variable investment option

                                  divided by

                       the net asset value of 1 share of
                            the corresponding fund
                     ------------------------------------

  At a shareholders' meeting, you may give instructions regarding:

     (1) the election of a Board of Trustees,

     (2) the ratification of the selection of independent auditors,

     (3) the approval of a Series Fund's investment management agreements,

     (4) and other matters requiring a vote under the 1940 Act.

  The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

  We will furnish you information and forms so that you may give voting instructions.

  We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

  We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

     We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for the year ended December 31, 2000. Our audit also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEET

                                                                                                        December 31
                                                                                                           2000
                                                                                                       --------------
                                                                                                        (in millions)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost (fair value: $686.8).....................................              $   715.4
 Available-for-sale--at fair value (cost: $1,018.8)...........................................                1,011.8
Equity securities:
 Available-for-sale--at fair value (cost: $7.1)...............................................                    8.1
Mortgage loans on real estate. ...............................................................                   54.8
Real estate...................................................................................                   23.9
Policy loans .................................................................................                  334.2
Short-term investments .......................................................................                   21.7
Other invested assets.........................................................................                   34.8
                                                                                                            ---------
  Total Investments...........................................................................                2,704.7
Cash and cash equivalents.....................................................................                  277.3
Accrued investment income.....................................................................                   52.1
Premiums and accounts receivable .............................................................                    7.0
Deferred policy acquisition costs.............................................................                  994.1
Reinsurance recoverable--Note 7...............................................................                   48.4
Other assets..................................................................................                   28.2
Separate accounts assets......................................................................                8,082.9
                                                                                                            ---------
  Total Assets................................................................................              $12,194.7
                                                                                                            =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                December 31
                                                                   2000
                                                               -------------
                                                               (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits........................................    $   2,754.2
Policyholders' funds..........................................           14.2
Unearned revenue..............................................          212.0
Unpaid claims and claim expense reserves......................           11.1
Dividends payable to policyholders............................            0.1
Income taxes--Note 5..........................................           64.2
Other liabilities ............................................          250.4
Separate accounts liabilities.................................        8,082.9
                                                                  -----------
  Total Liabilities ..........................................       11,389.1
Shareholder's Equity--Note 9
Common stock, $50 par value; 50,000 shares authorized;
 50,000 shares issued and outstanding ........................            2.5
Additional paid in capital....................................          572.4
Retained earnings.............................................          232.9
Accumulated other comprehensive loss..........................           (2.2)
                                                                  -----------
  Total Shareholder's Equity..................................          805.6
                                                                  -----------
  Total Liabilities and Shareholder's Equity..................    $  12,194.7
                                                                  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENT OF INCOME

                                                                Year Ended
                                                                December 31
                                                                    2000
                                                             ----------------
                                                                (in millions)
Revenues
Premiums....................................................   $  28.6
Universal life and investment-type product charges..........     337.1
Net investment income--Note 3...............................     213.4
Net realized investment losses, net of related
 amortization of deferred policy acquisition
 costs of $3.8--Notes 1, 3, and 10..........................     (10.6)
Other revenue...............................................       0.2
                                                               -------
  Total revenues............................................     568.7
Benefits and expenses
Benefits to policyholders...................................     248.6
Other operating costs and expenses..........................     116.8
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment losses of $3.8--Notes 1, 3 and 10...............      34.0
Dividends to policyholders..................................      26.1
                                                               -------
  Total benefits and expenses...............................     425.5
                                                               -------
Income before income taxes..................................     143.2
Income taxes--Note 5........................................      43.8
                                                               -------
Net income..................................................   $  99.4
                                                               =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                               Accumulated
                                                                        Additional                Other           Total
                                                                         Paid In    Retained  Comprehensive   Shareholder's
                                                          Common Stock   Capital    Earnings      Loss           Equity
                                                          ------------  ----------  --------  -------------  ---------------
Balance at December 31, 1999.......................           $2.5        $572.4     $133.5      ($13.4)         $695.0
Comprehensive income:
 Net income........................................                                    99.4                        99.4
Other comprehensive income, net of tax:
 Net unrealized gains..............................                                                11.2            11.2
Comprehensive income...............................                                                               110.6
                                                              ----        ------     ------      ------          ------
Balance at December 31, 2000.......................           $2.5        $572.4     $232.9       ($2.2)         $805.6
                                                              ====        ======     ======      ======          ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                       Year Ended
                                                                                                       December 31
                                                                                                           2000
                                                                                                      ---------------
                                                                                                       (in millions)
Cash flows from operating activities:
 Net income..........................................................................................      $   99.4
   Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization of discount--fixed maturities......................................................          (1.9)
     Realized investment losses, net.................................................................          10.6
     Change in deferred policy acquisition costs.....................................................        (141.5)
     Depreciation and amortization...................................................................           1.9
     Increase in accrued investment income...........................................................         (10.2)
     Decrease in premiums and accounts receivable....................................................           0.3
     Decrease in other assets and other liabilities, net.............................................          70.7
     Decrease in policy liabilities and accruals, net................................................        (401.1)
     Increase in income taxes........................................................................          22.5
                                                                                                           --------
         Net cash used by operating activities.......................................................        (349.3)
Cash flows from investing activities:
 Sales of:
     Fixed maturities available-for-sale.............................................................         194.6
     Equity securities available-for-sale............................................................           1.0
     Real estate.....................................................................................           0.2
     Short-term investments and other invested assets................................................           1.3
   Maturities, prepayments and scheduled redemptions of:
     Fixed maturities held-to-maturity...............................................................          79.9
     Fixed maturities available-for-sale.............................................................          91.5
     Short-term investments and other invested assets................................................          10.1
     Mortgage loans on real estate...................................................................          85.6
   Purchases of:
     Fixed maturities held-to-maturity...............................................................        (127.2)
     Fixed maturities available-for-sale.............................................................        (424.7)
     Equity securities available-for-sale............................................................          (0.6)
     Real estate.....................................................................................          (0.4)
     Short-term investments and other invested assets................................................         (38.8)
     Mortgage loans on real estate issued............................................................        (100.5)
     Other, net......................................................................................         (41.5)
                                                                                                           --------
         Net cash used in investing activities.......................................................        (269.5)
Cash flows from financing activities:
   Universal life and investment-type contract deposits..............................................      $1,067.2
   Universal life and investment-type contract maturities and withdrawals............................        (430.7)
                                                                                                           --------
         Net cash provided by financing activities...................................................         636.5
                                                                                                           --------
         Net increase in cash and cash equivalents...................................................          17.7
Cash and cash equivalents at beginning of year.......................................................         259.6
                                                                                                           --------
         Cash and cash equivalents at end of year....................................................      $  277.3
                                                                                                           ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Significant Accounting Policies

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

     Prior to 2000, the Company did not prepare its financial statements in accordance with accounting principles generally accepted in the United States and financial information on such basis currently is not readily available for earlier periods. Comparative financial statements prepared on a statutory-basis are included elsewhere in this Form 10-K.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities, which the Company has the positive intent and ability to hold to maturity, are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses).

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels and foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities and 3.5% to 10.3% for individual annuity liabilities.

     Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Participating Insurance

     Participating business represents approximately 16.3% of the Company's life insurance in force and 30.1% of life insurance premiums in 2000.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $30.2 million in 2000.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Separate Accounts

     Separate account assets and liabilities reported in the accompanying consolidated balance sheet represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statement of income reflects premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

  Foreign Currency Translation

     Gains or losses on foreign currency transactions are reflected in earnings.

  Accounting Changes and New Accounting Principles Adopted

     SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains.

     The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $0.5 million (net of tax of $0.3 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in an increase to earnings of $4.9 million (net of tax of $2.7 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

     SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rates. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $550.3 million of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $4.7 million (net of tax of $2.5 million) as of January 1, 2001.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiary's statutory-basis capital and surplus, the Company and its domestic life insurance subsidiary will remain in compliance with all regulatory and contractual obligations.

Note 2. Transactions with Parent

     John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which were revised in 2000 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $170.6 million, which has been included in other operating costs and expenses. As of December 31, 2000, the Company owed John Hancock $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net income by $0.9 million.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $102.2 million as of December 31, 2000. This agreement had no impact on the Company's net gain from operations.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million from the Company in 2000. This agreement increased the Company's net gain from operations in 2000 by $1.1 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments

     The following information summarizes the components of net investment income and realized investment losses, net:

                                                                                                               Year Ended
                                                                                                               December 31
                                                                                                                   2000
                                                                                                             ---------------
                                                                                                              (in millions)
Net Investment Income
  Fixed maturities.............................................................................................    $138.5
  Equity securities............................................................................................       0.2
  Mortgage loans on real estate................................................................................      44.3
  Real estate..................................................................................................       4.1
  Policy loans.................................................................................................      17.1
  Short-term investments.......................................................................................      19.4
  Other........................................................................................................       1.1
                                                                                                                   ------
  Gross investment income......................................................................................     224.7
     Less investment expenses..................................................................................      11.3
                                                                                                                   ------
     Net investment income.....................................................................................    $213.4
                                                                                                                   ======
Net Realized Investment Gains (Losses), Net of Related
 Amortization of Deferred Policy Acquisition Costs
 Fixed maturities..............................................................................................    $(16.0)
 Equity securities.............................................................................................       0.8
 Mortgage loans on real estate and real estate.................................................................      (2.3)
 Derivatives and other invested assets.........................................................................       3.1
 Amortization adjustment for deferred policy acquisition costs.................................................       3.8
                                                                                                                   ------
 Net realized investment losses, net of related amortization of deferred policy acquisition costs..............    $(10.6)
                                                                                                                   ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Gross gains of $1.5 million in 2000 and gross losses of $6.0 million in 2000 were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                                          Gross         Gross
                                                                         Amortized      Unrealized    Unrealized        Fair
                                                                            Cost          Gains         Losses         Value
                                                                         ---------      ----------    ----------     ----------
                                                                                               (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.....................................................  $  684.2         $23.4         $51.0        $  656.6
Mortgage-backed securities...............................................      29.3           0.2           1.2            28.3
Obligations of states and political subdivisions.........................       1.9           0.0           0.0             1.9
                                                                           --------         -----         -----        --------
   Total.................................................................  $  715.4         $23.6         $52.2        $  686.8
                                                                           ========         =====         =====        ========
Available-for-sale:
Corporate securities.....................................................  $  751.6         $20.6         $27.8        $  744.4
Mortgage-backed securities...............................................     239.1           3.6           3.7           239.0
Obligations of states and political subdivisions.........................       0.9           0.0           0.0             0.9
Debt securities issued by foreign governments............................      11.1           0.3           0.6            10.8
U.S. Treasury securities and obligations of U.S. government
   corporations and agencies.............................................      16.1           0.7           0.1            16.7
                                                                           --------         -----         -----        --------
Total fixed maturities...................................................   1,018.8          25.2          32.2         1,011.8
Equity securities........................................................       7.1           2.8           1.8             8.1
                                                                           --------         -----         -----        --------
   Total.................................................................  $1,025.9         $28.0         $34.0        $1,019.9
                                                                           ========         =====         =====        ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:


                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                             (in millions)

Held-to-Maturity:
Due in one year or less.................................  $   71.9    $   72.1
Due after one year through five years...................     234.8       235.0
Due after five years through ten years..................     222.5       223.0
Due after ten years.....................................     156.9       128.4
                                                          --------    --------
                                                             686.1       658.5
Mortgage-backed securities..............................      29.3        28.3
                                                          --------    --------
 Total..................................................  $  715.4    $  686.8
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................  $   24.9    $   24.8
Due after one year through five years...................     332.3       333.0
Due after five years through ten years..................     290.0       281.0
Due after ten years.....................................     132.5       134.0
                                                          --------    --------
                                                             779.7       772.8
Mortgage-backed securities..............................     239.1       239.0
                                                          --------    --------
 Total..................................................  $1,018.8    $1,011.8
                                                          ========    ========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000, $1.4 million of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Changes in the allowance for probable losses on mortgage loans on real estate were as follows:

                              Balance at                         Balance at
                              Beginning                            End of
                                of Year   Additions  Deductions     Year
                              ----------  ---------  ----------  ----------
                                               (in millions)

Year ended December 31, 2000
Mortgage loans on real
 estate......................    $3.8        $1.2        $0.0       $5.0
                                 ====        ====        ====       ====

     At December 31, 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Impaired mortgage loans on real estate with provision for
 losses.......................................................          $4.2
Provision for losses..........................................           1.2
                                                                        ----
Net impaired mortgage loans on real estate....................          $3.0
                                                                        ====

     The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Average recorded investment in impaired loans.................         $2.1
Interest income recognized on impaired loans..................          0.3

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $3.4 million as of December 31, 2000.The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Expected......................................................         0.34
Actual........................................................         0.27

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------           -------------  -------------            ---------------
                        (in millions)                            (in millions)

Apartments..............   $129.2      East North Central.........  $ 68.1
Hotels..................     15.1      East South Central.........    27.6
Industrial..............     77.4      Middle Atlantic............    27.1
Office buildings........     99.2      Mountain...................    35.7
Retail..................     45.7      New England................    44.5
Mixed Use...............     13.5      Pacific....................   120.7
Agricultural............    165.6      South Atlantic.............   156.7
Other...................     14.1      West North Central.........    16.9
                                       West South Central.........    59.3
                                       Canada/Other...............     3.2
Allowance for losses....     (5.0)     Allowance for losses.......    (5.0)
                           ------                                   ------
 Total..................   $554.8       Total.....................  $554.8
                           ======                                   ======

     Bonds with amortized cost of $7.0 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $0.6 million in 2000. Accumulated depreciation was $2.5 million at December 31, 2000.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $0.4 million at December 31, 2000. Total combined assets of these joint ventures and partnerships were $28.5 million (consisting primarily of investments), and total combined liabilities were $8.7 million (including $2.9 million of non-recourse notes payable to banks) at December 31, 2000. Total combined revenues and expenses of such joint ventures and partnerships were $77.6 million and $76.3 million, respectively, resulting in $1.3 million of total combined income from operations before income taxes in 2000. Net investment income on investments accounted for on the equity method totaled $0.4 million in 2000.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                           Number of
                                           Contracts/   Assets (Liabilities)
                                            Notional   ----------------------
                                            Amounts             2000
                                           ----------  ----------------------
                                                        Carrying      Fair
                                              2000        Value       Value
                                           ----------  -----------  ---------
                                                      (in millions)

Asset Hedges:
 Futures contracts to sell securities.....          6           --         --
 Interest rate swap agreements
  Notional................................     $600.0           --      (10.8)
  Average fixed rate--paid................       6.38%          --         --
  Average float rate--received............       6.69%          --         --
 Currency rate swap agreements............     $ 22.3         (0.6)      (0.6)
 Equity collar agreements.................         --          0.4        0.4
Liability Hedges:
 Futures contracts to acquire securities..         43          0.1        0.1
 Interest rate swap agreements
  Notional................................     $570.0                     9.6
  Average fixed rate--received............       6.43%          --         --
  Average float rate--paid................       6.69%          --         --
 Interest rate cap agreements.............     $239.4          2.1        2.1
 Interest rate floor agreements...........      485.4          4.5        4.5

     Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

     The interest rate swap agreements expire in 2001 to 2011. The interest rate cap agreements expire in 2006 to 2007 and interest rate floor agreements expire in 2010. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives (continued)

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5. Income Taxes

     The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

     The components of income taxes were as follows:


                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Current taxes:
 Federal.........................................................      $15.2
 Foreign.........................................................        0.6
                                                                       -----
                                                                        15.8

Deferred taxes:
 Federal.........................................................       28.0
 Foreign.........................................................         --
                                                                       -----
                                                                        28.0
                                                                       -----
  Total income taxes.............................................      $43.8
                                                                       =====

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:


                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Tax at 35%.......................................................      $50.1
 Add (deduct):
 Equity base tax.................................................       (5.6)
 Tax credits.....................................................       (0.6)
 Foreign taxes...................................................        0.6
 Tax exempt investment income....................................       (0.7)
                                                                       -----
  Total income taxes.............................................      $43.8
                                                                       =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Income Taxes (continued)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Deferred Tax Assets:
 Policy reserve adjustments..................................         $ 74.6
 Other postretirement benefits...............................           23.3
 Book over tax basis of investments..........................            7.8
 Interest....................................................            7.5
 Unrealized losses...........................................            1.4
                                                                      ------
  Total deferred tax assets..................................          114.6
                                                                      ------
Deferred Tax Liabilities:
 Deferred policy acquisition costs...........................          199.1
 Depreciation................................................            1.8
 Basis in partnerships.......................................            0.4
 Market discount on bonds....................................            0.6
 Other.......................................................            9.5
                                                                      ------
  Total deferred tax liabilities.............................          211.4
                                                                      ------
  Net deferred tax liabilities...............................         $ 96.8
                                                                      ======

     The Company made income tax payments of $62.9 million in 2000.

Note 6. Debt and Line of Credit

     At December 31, 2000, the Company had a line of credit with John Hancock Capital Corporation, an indirect, wholly-owned subsidiary of John Hancock, totaling $250.0 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and the Company. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

Note 7. Reinsurance

     The effect of reinsurance on premiums written and earned was as follows:


                                                                 2000 Premiums
                                                               -----------------
                                                               Written   Earned
                                                               -------  --------
                                                                (in millions)

Life Insurance:
 Direct......................................................   $34.1     $34.1
 Ceded.......................................................    (5.5)     (5.5)
                                                                -----     -----
  Net life insurance premiums................................   $28.6     $28.6
                                                                =====     =====

     For the year ended December 31, 2000, benefits to policyholders under life ceded reinsurance contracts were $3.0 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7. Reinsurance (continued)

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8. Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds, issue real estate mortgages and purchase other assets totaling $37.0 million, $6.3 million and $17.4 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above was $62.9 million at December 31, 2000. The majority of these commitments expire in 2001.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $66.3 million at December 31, 2000. No costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total shareholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity

     (a)  Other Comprehensive Loss

     The components of accumulated other comprehensive loss are as follows:

                                                                    Accumulated
                                                                       Other
                                                                   Comprehensive
                                                                      Income
                                                                   -------------

Balance at January 1, 2000......................................       ($13.4)
                                                                       ------
Gross unrealized gains (net of deferred income tax expense of
 $9.7 million)..................................................         18.0
Less reclassification adjustment for gains, realized in net
 income (net of tax expense of $1.6 million)....................         (2.9)
Adjustment to deferred policy acquisition costs (net of
 deferred income tax benefit of $2.1 million)...................         (3.9)
                                                                       ------
Net unrealized gains............................................         11.2
                                                                       ------
Balance at December 31, 2000....................................        ($2.2)
                                                                       ======

     Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                        2000
                                                                   -------------
                                                                   (in millions)

Balance, end of year comprises:
 Unrealized investment gains (losses) on:
 Fixed maturities...............................................        ($7.0)
 Equity investments.............................................          1.0
 Derivatives and other..........................................          0.3
                                                                       ------
  Total.........................................................         (5.7)
Amounts attributable to:
 Deferred policy acquisition cost...............................          2.1
 Deferred federal income taxes..................................          1.4
                                                                       ------
  Total.........................................................          3.5
                                                                       ------
  Net unrealized investment gains...............................        ($2.2)
                                                                       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity (Continued)

     (b)  Statutory Results

     The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize a pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis. The pension plan prepaid expense amounted to $55.6 million at December 31, 2000.

     Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.


                                                                       2000
                                                                   -------------
                                                                   (in millions)

Statutory net income............................................       $ 26.6
Statutory surplus...............................................        527.2

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10. Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; and (v) a charge for certain one time costs associated with John Hancock's demutualization process.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

     The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                       Retail
                                            Retail      Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
2000
Revenues:
 Segment revenues.......................  $  530.8    $   48.5     $   579.3
 Realized investment losses, net........     (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues...............................  $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
 Net investment income..................  $  215.9       ($2.5)    $   213.4
Net Income:
 Segment after-tax operating income.....      96.0         6.3         102.3
 Realized investment losses, net........      (6.8)         --          (6.8)
 Restructuring charges..................      (1.1)         --          (1.1)
 Surplus tax............................       5.4         0.2           5.6
 Other demutualization related costs....      (0.5)       (0.1)         (0.6)
                                          --------    --------     ---------
 Net income.............................  $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
SupplementaL Information:
 Equity in net income of investees
  accounted for by the equity method....  $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs.....................      17.6        16.4          34.0
 Income tax expense.....................      40.7         3.1          43.8
 Segment assets.........................   9,326.9     2,867.8      12,194.7
Net Realized Investment Gains Data:
 Net realized investment losses.........  $  (14.4)         --     $   (14.4)
 Add capitalization/less amortization of
  deferred policy acquisition costs
  related to net realized investment
  gains (losses)........................       3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment losses, net of
  related amortization of deferred
  policy acquisition costs--per
  consolidated financial statements.....     (10.6)         --         (10.6)
 Less income tax effect.................       3.8          --           3.8
                                          --------    --------     ---------
 Realized investment losses,
  net-after-tax adjustment made to
  calculate segment operating income....     ($6.8)         --         ($6.8)
                                          ========    ========     =========

     The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value Of Financial Instruments

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value Of Financial Instruments (continued)

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                          December 31
                                                             2000
                                                   --------------------------
                                                   Carrying Value  Fair Value
                                                   --------------  ----------
                                                         (in millions)

Assets:
 Fixed maturities:
  Held-to-maturity...............................    $  715.4       $  686.8
  Available-for-sale.............................     1,011.8        1,011.8
 Equity securities:
  Available-for-sale.............................         8.1            8.1
 Mortgage loans on real estate...................       554.8          574.2
 Policy loans....................................       334.2          334.2
 Short-term investments..........................        21.7           21.7
 Cash and cash equivalents.......................       277.3          277.3
Liabilities:
Fixed rate deferred and immediate annuities......        63.8           60.4

Derivatives assets/(liabilities) relating to:
  Futures contracts, net.........................         0.1            0.1
  Interest rate swap agreements..................                       (1.2)
  Interest rate cap agreements...................         2.1            2.1
  Interest rate floor agreements.................         4.5            4.5
  Currency rate swap agreements..................        (0.6)          (0.6)
  Equity collar agreements.......................         0.4            0.4
Commitments......................................          --           62.9

                        REPORT OF INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 2000, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements also are described in Note 1.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 9, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                      December 31
                                           ----------------------------------
                                              2000       1999        1998
                                           ---------- ----------- -----------
                                                     (in millions)

Assets
 Bonds--Note 6............................  $ 1,400.5   $ 1,216.3    $1,185.8
 Preferred stocks.........................       44.0        35.9        36.5
 Common stocks............................        2.8         3.2         3.1
 Investment in affiliates.................       84.8        80.7        81.7
 Mortgage loans on real estate--Note 6....      456.0       433.1       388.1
 Real estate..............................       24.5        25.0        41.0
 Policy loans.............................      218.9       172.1       137.7
 Cash items:
  Cash in banks...........................       45.4        27.2        11.4
  Temporary cash investments..............      226.6       222.9         8.5
                                            ---------   ---------    --------
                                                272.0       250.1        19.9
 Premiums due and deferred................       73.0        29.9        32.7
 Investment income due and accrued........       43.3        33.2        29.8
 Other general account assets.............       17.6        65.3        47.5
 Assets held in separate accounts.........    8,082.8     8,268.2     6,595.2
                                            ---------   ---------    --------
  Total Assets............................  $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========


Obligations And Stockholder's Equity
Obligations
 Policy reserves..........................  $ 2,207.9   $ 1,866.6    $1,652.0
 Federal income and other taxes
  payable--Note 1.........................       (7.4)       67.3        44.3
 Other general account obligations........      166.3       219.0       150.9
 Transfers from separate accounts, net....     (198.5)     (221.6)     (190.3)
 Asset valuation reserve--Note 1..........       26.7        23.1        21.9
 Obligations related to separate accounts.    8,076.4     8,261.6     6,589.4
                                            ---------   ---------    --------
   Total Obligations......................   10,271.4    10,216.0     8,268.2
                                            =========   =========    ========
Stockholder's Equity
 Common Stock, $50 par value; authorized
  50,000 shares; issued and outstanding
  50,000 shares...........................        2.5         2.5         2.5
 Paid-in capital..........................      572.4       572.4       377.5
 Unassigned deficit--Note 10..............     (126.1)     (177.9)      (49.2)
                                            ---------   ---------    --------
  Total Stockholder's Equity..............      448.8       397.0       330.8
                                            ---------   ---------    --------
 Total Obligations and Stockholder's
  Equity..................................  $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                                                  Year ended December 31
                                                                                              -------------------------------
                                                                                                2000       1999        1998
                                                                                              --------   --------    --------
                                                                                                       (In Millions)
Income
 Premiums..................................................................................   $  945.5   $  950.8    $1,272.3
 Net investment income--Note 3.............................................................      176.7      136.0       122.8
 Other, net................................................................................      475.6      605.4       618.1
                                                                                              --------   --------    --------
                                                                                               1,597.8    1,692.2     2,013.2
Benefits and Expenses
 Payments to policyholders and beneficiaries...............................................      340.8      349.9       301.4
 Additions to reserves to provide for future payments to policyholders and
   beneficiaries...........................................................................      844.4      888.8     1,360.2
 Expenses of providing service to policyholders and obtaining new insurance--Note 5........      363.4      314.4       274.2
 State and miscellaneous taxes.............................................................       25.8       20.5        28.1
                                                                                              --------   --------    --------
                                                                                               1,574.4    1,573.6     1,963.9
                                                                                              --------   --------    --------
Gain From Operations Before Federal Income Tax (Credit) Expense and Net
   Realized Capital Losses.................................................................       23.4      118.6        49.3
Federal income tax (credit) expense--Note 1................................................      (18.0)      42.9        33.1
                                                                                              --------   --------    --------
Gain From Operations Before Net Realized Capital Losses....................................       41.4       75.7        16.2
Net realized capital losses--Note 4........................................................      (18.2)      (1.7)       (0.6)
                                                                                              --------   --------    --------
Net Income.................................................................................       23.2       74.0        15.6
Unassigned deficit at beginning of year....................................................     (177.9)     (49.2)      (58.3)
Net unrealized capital gains (losses) and other adjustments--Note 4........................        8.0       (3.8)       (6.0)
Adjustment to premiums due and deferred....................................................       21.4         --          --
Other reserves and adjustments--Note 10....................................................       (0.8)    (198.9)       (0.5)
                                                                                              --------   --------    --------
Unassigned Deficit at End of Year..........................................................   $ (126.1)  $ (177.9)   $  (49.2)
                                                                                              ========   ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                                   Year ended December 31
                                                                                -----------------------------
                                                                                 2000      1999        1998
                                                                                -------   -------    --------
                                                                                       (In millions)
Cash flows from operating activities:
 Insurance premiums...........................................................  $ 939.9   $ 958.5    $1,275.3
 Net investment income........................................................    166.0     134.2       118.2
 Benefits to policyholders and beneficiaries..................................   (315.1)   (321.6)     (275.5)
 Dividends paid to policyholders..............................................    (26.1)    (25.6)      (22.3)
 Insurance expenses and taxes.................................................   (362.4)   (344.8)     (296.9)
 Net transfers to separate accounts...........................................   (513.0)   (705.3)     (874.4)
 Other, net...................................................................    347.4     540.6       551.3
                                                                                -------   -------    --------
   Net Cash Provided From Operations..........................................    236.7     236.0       475.7
                                                                                -------   -------    --------
Cash flows used in investing activities:
 Bond purchases...............................................................   (450.7)   (240.7)     (618.8)
 Bond sales...................................................................    148.0     108.3       340.7
 Bond maturities and scheduled redemptions....................................     80.0      78.4       111.8
 Bond prepayments.............................................................     29.4      18.7        76.5
 Stock purchases..............................................................     (8.8)     (3.9)      (23.4)
 Proceeds from stock sales....................................................      1.7       3.6         1.9
 Real estate purchases........................................................     (0.4)     (2.2)       (4.2)
 Real estate sales............................................................      0.2      17.8         2.1
 Other invested assets purchases..............................................    (13.8)     (4.5)         --
 Mortgage loans issued........................................................    (85.7)    (70.7)     (145.5)
 Mortgage loan repayments.....................................................     61.6      25.3        33.2
 Other, net...................................................................     23.7     (68.9)     (435.2)
                                                                                -------   -------    --------
  Net Cash Used in Investing Activities.......................................   (214.8)   (138.8)     (660.9)
                                                                                -------   -------    --------

Cash flows from financing activities:
 Capital contribution.........................................................       --     194.9          --
 Net (decrease) increase in short-term note payable...........................       --     (61.9)       61.9
                                                                                -------   -------    --------
  Net Cash Provided From Financing Activities.................................       --     133.0        61.9
                                                                                -------   -------    --------
  Increase (Decrease) in Cash and Temporary Cash Investments..................     21.9     230.2      (123.3)
Cash and temporary cash investments at beginning of year......................    250.1      19.9       143.2
                                                                                -------   -------    --------
   Cash and Temporary Cash Investments at End of Year.........................  $ 272.0   $ 250.1    $   19.9
                                                                                =======   =======    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS


Note 1. Nature of Operations and Significant Accounting Practices

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, writes variable and universal life insurance policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include:(1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available-for-sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred. The carrying values of investment securities and real estate are reduced through the income statement when there has been a decline in value deemed other than temporary and mortgage loan valuation allowances, if necessary, are established when the Company determines it is probable that it will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement;
(7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and
(9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. GAAP net income for the year ended December 31, 2000 and GAAP shareholder's equity as of December 31, 2000 and 1999 were $99.4 million, $805.6 million and $695.0 million, respectively. The effects of variances from GAAP on net income for the year ended December 31, 1999 have not been determined but are presumed to be material.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  The significant accounting practices of the Company are as follows:

  Permitted Statutory Accounting Practices: In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company will use to prepare its statutory-basis financial statements. The Commonwealth of Massachusetts Division of Insurance has adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company's statutory-basis capital and surplus, the Company will remain in compliance with all regulatory and contractual obligations.

  Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The interest rate cap and floor agreements and collars are carried at fair value, with changes in fair value reflected directly in unassigned deficit.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.5 million in 2000, $1.9 million in 1999, and $3.0 million in 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 2000, the IMR, net of 2000 amortization of $1.6 million, amounted to $4.2 million, which is included in other general account obligations. The corresponding 1999 amounts were $2.3 million and $7.4 million, respectively, and the corresponding 1998 amounts were $2.4 and $10.7 million, respectively.

  Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $6.3 million, $8.9 million, and $11.4 million at December 31, 2000, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 2000.

  Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 2000.

  Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $65.1 million in 2000, $10.6 million in 1999, and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 2000, 1999 or 1998.

  Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Note 2. Investment in Affiliate

  The Company owns all outstanding shares of Investors Partner Life Insurance Company (IPL). IPL manages a block of single premium whole life insurance business and began marketing term life and variable universal life products through brokers in 1999.

  Summarized statutory-basis financial information for IPL for 2000, 1999 and 1998 is as follows:


                                                        2000    1999     1998
                                                       ------  ------  --------
                                                           (In millions)

Total assets........................................   $554.7  $571.0   $587.8
Total liabilities...................................    476.3   499.2    517.5
Total revenues......................................     42.8    35.6     38.8
Net income..........................................      3.3     3.5      3.8


Note 3. Net Investment Income

  Investment income has been reduced by the following amounts:


                                                          2000   1999    1998
                                                          -----  -----  -------
                                                             (In millions)
Investment expenses....................................   $ 9.0  $ 9.5   $ 8.3
Interest expense.......................................      --    1.7     2.4
Depreciation expense...................................     0.6    0.6     0.8
Investment taxes.......................................     0.5    0.3     0.7
                                                          -----  -----   -----
                                                          $10.1  $12.1   $12.2
                                                          =====  =====   =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Net Capital Gains (Losses) and Other Adjustments

  Net realized capital losses consist of the following items:


                                                       2000    1999      1998
                                                      -------  ------  --------
                                                            (In millions)

Net (losses) gains from asset sales................   $(19.5)  $(2.8)   $ 7.6
Capital gains tax..................................     (0.3)    0.2     (2.9)
Amounts transferred to IMR.........................      1.6     0.9     (5.3)
                                                      ------   -----    -----
 Net realized capital losses.......................   $(18.2)  $(1.7)   $(0.6)
                                                      ======   =====    =====

  Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                                                      2000    1999     1998
                                                                                                      -----   -----    -----
                                                                                                          (In millions)
Net gains (losses) from changes in security values and book value adjustments......................   $11.6   $(2.6)   $(2.7)
Increase in asset valuation reserve................................................................    (3.6)   (1.2)    (3.3)
                                                                                                      -----   -----    -----
 Net unrealized capital gains (losses) and other adjustments.......................................   $ 8.0   $(3.8)   $(6.0)
                                                                                                      =====   =====    =====

Note 5. Transactions With Parent

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 2000, 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $162.2 million, $188.3 million, $157.5 million, in 2000, 1999, and 1998, respectively, which has been included in insurance and investment expenses. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by John Hancock includes $0.7 million, $0.2 million, and $0.7 million in 2000, 1999, and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company. John Hancock allocates a portion of the activity related to its defined benefit pension plans to the Company. The pension plan prepaid expense allocated to the Company amounted to $55.0 million and $41.9 million in 2000 and 1999, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Transactions With Parent (continued)

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million, $44.5 million, and $4.9 million of cash for tax, commission, and expense allowances to the Company, which decreased the Company's net gain from operations by $0.9 million in 2000, and increased the Company's net gain from operations by$20.6 million, and $22.2 million in 1999, and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $17.4 million, $40.0 million, and $12.7 million in 2000, 1999, and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $5.6 million, $26.9 million, and $8.4 million in 2000, 1999, and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims in 2000, 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million, $0.8 million, and $1.0 million in 2000, 1999, and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations by $1.1 million in 2000 and $0.5 million in both 1999 and 1998.

  The Company had a $200.0 million line of credit with an affiliate, John Hancock Capital Corp. At December 31, 2000 and 1999, the Company had no outstanding borrowings under this agreement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments

  The statement value and fair value of bonds are shown below:

                                                                                 Gross          Gross
                                                                Statement      Unrealized     Unrealized        Fair
                                                                  Value           Gains         Losses          Value
                                                                ---------      ----------     ----------      ----------
                                                                                (In millions)
December 31, 2000
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.7         $  --          $  --         $    5.7
Obligations of states and political subdivisions..............        1.8            --             --              1.8
Debt securities issued by foreign governments.................       10.9           0.3            0.6             10.6
Corporate securities..........................................    1,158.8          36.4           68.5          1,126.7
Mortgage-backed securities....................................      223.3           3.4            4.6            222.1
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,400.5         $40.1          $73.7         $1,366.9
                                                                 ========         =====          =====         ========

December 31, 1999
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.9            --          $ 0.1         $    5.8
Obligations of states and political subdivisions..............        2.2         $ 0.1            0.1              2.2
Debt securities issued by foreign governments.................       13.9           0.8            0.1             14.6
Corporate securities..........................................      964.9          13.0           59.4            918.5
Mortgage-backed securities....................................      229.4           0.5            7.8            222.1
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,216.3         $14.4          $67.5         $1,163.2
                                                                 ========         =====          =====         ========

December 31, 1998
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.1         $ 0.1             --         $    5.2
Obligations of states and political subdivisions..............        3.2           0.3             --              3.5
Corporate securities..........................................      925.2          50.4          $15.0            960.6
Mortgage-backed securities....................................      252.3          10.0            0.1            262.2
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,185.8         $60.8          $15.1         $1,231.5
                                                                 ========         =====          =====         ========

  The statement value and fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less.................................  $   72.4    $   72.5
Due after one year through five years...................     424.2       427.7
Due after five years through ten years..................     428.5       419.5
Due after ten years.....................................     252.1       225.1
                                                          --------    --------
                                                           1,177.2     1,144.8
Mortgage-backed securities..............................     223.3       222.1
                                                          --------    --------
                                                          $1,400.5    $1,366.9
                                                          ========    ========

  Gross gains of $0.9 million in 2000, $0.3 million in 1999, and $3.4 million in 1998 and gross losses of $3.0 million in 2000, $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 2000, bonds with an admitted asset value of $9.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million at December 31, 2000 and 1999 and $2.1 million at December 31, 1998. At December 31, 2000, gross unrealized appreciation on common stocks totaled $1.5 million, and gross unrealized depreciation totaled $1.8 million. The fair value of preferred stock totaled $41.6 million, $35.9 million, and $36.5 million at December 31, 2000, 1999, and 1998, respectively.

  Bonds with amortized cost of $5.1 million were non-income producing for the twelve months ended December 31, 2000.

  At December 31, 2000, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement    Geographic                 Statement
Property Type                Value      Concentration                Value
-------------            -------------  -------------           ---------------
                         (In millions)                           (In millions)
Apartments.............     $ 93.7      East North Central.....     $ 64.3
Hotels.................       13.0      East South Central.....       20.9
Industrial.............       63.5      Middle Atlantic........       20.9
Office buildings.......       84.7      Mountain...............       27.0
Retail.................       35.4      New England............       23.4
Agricultural...........      142.5      Pacific................      108.0
Other..................       23.2      South Atlantic.........      120.7
                            ------
                                        West North Central.....       16.0
                                        West South Central.....       51.5
                                        Other..................        3.3
                                                                    ------
                            $456.0                                  $456.0
                            ======                                  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6.  Investments (continued)

  At December 31, 2000, the fair values of the commercial and agricultural mortgage loans portfolios were $317.5 million and $149.8 million, respectively. The corresponding amounts as of December 31, 1999 were approximately $323.5 million and $98.2 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 2000 were 12.84% and 8.29% for agricultural loans, and 8.94% and 8.07% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

Note 7.  Reinsurance

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 2000 were $588.1 million, $187.3 million, and $19.9 million, respectively. The corresponding amounts in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively, and the corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk

  The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           2000
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     2000           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........      $     --         $  --       $   --
Futures contracts to buy securities..........            43           0.1          0.1
Interest rate swap agreements................      $1,150.0            --
Interest rate cap agreements.................         239.4           2.1          2.1
Currency rate swap agreements................          22.3            --         (0.6)
Equity collar agreements.....................            --           0.4          0.4
Interest rate floor agreements...............         361.4           1.4          1.4

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           1999
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     1999           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........           362         $ 0.6       $  0.6
Interest rate swap agreements................      $  965.0            --         11.5
Interest rate cap agreements.................         239.4           5.6          5.6
Currency rate swap agreements................          15.8            --         (1.6)

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           1999
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     1999           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........           947         $(0.5)      $ (0.5)
Interest rate swap agreements................      $  365.0            --        (17.7)
Interest rate cap agreements.................          89.4           3.1          3.1
Currency rate swap agreements................          15.8            --         (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk (continued)

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

  The futures contracts expire in 2001. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 9. Policy Reserves, Policyholders' and Beneficiaries' Funds and Obligations Related To Separate Accounts

  The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                                             December 31, 2000   Percent
                                                                             -----------------  ---------
                                                                                   (In millions)
Subject to discretionary withdrawal (with adjustment)
 With market value adjustment..............................................      $   30.3          1.1%
 At book value less surrender charge.......................................          54.7          2.1
 At market value...........................................................       2,250.3         84.8
                                                                                 --------        -----
  Total with adjustment....................................................       2,335.3         88.0
Subject to discretionary withdrawal at book value (without adjustment).....         312.8         11.8
Not subject to discretionary withdrawal--general account...................           7.1          0.2
                                                                                 --------        -----
  Total annuity reserves and deposit liabilities...........................      $2,655.2        100.0%
                                                                                 ========        =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Commitments and Contingencies

  The Company has extended commitments to purchase long-term bonds issue real estate mortgages and purchase other assets totaling $33.5 million, $6.3 million and $14.7 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $56.4 million at December 31, 2000. The majority of these commitments expire in 2001.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 2000 amounted to $39.5 million and is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                       December 31
                                                         ---------------------------------------
                                                                2000                 1999
                                                         ------------------   ------------------
                                                         Carrying    Fair     Carrying     Fair
                                                          Amount     Value     Amount      Value
                                                         --------  ---------  --------  ----------
                                                                      (In millions)
Assets
Bonds--Note 6..........................................  $1,400.5  $1,366.9   $1,216.3   $1,163.2
Preferred stocks--Note 6...............................      44.0      41.6       35.9       35.9
Common stocks--Note 6..................................       2.8       2.8        3.2        3.2
Mortgage loans on real estate--Note 6..................     456.0     467.3      433.1      421.7
Policy loans--Note 1...................................     218.9     218.9      172.1      172.1
Cash items--Note 1.....................................     272.0     272.0      250.1      250.1

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................       0.1       0.1        0.6        0.6
Interest rate swaps....................................        --      (0.4)        --       11.5
Currency rate swaps....................................        --      (0.6)        --       (1.6)
Interest rate caps.....................................       2.1       2.1        5.6        5.6
Equity collar agreements...............................        --       0.4         --         --

Liabilities
Commitments--Note 10...................................        --      56.4         --       19.4

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments (continued)

                                                             December 31
                                                         -------------------
                                                                 1998
                                                         -------------------
                                                         Carrying      Fair
                                                          Amount      Value
                                                         ---------  ---------
                                                             (In millions)
Assets
Bonds--Note 6..........................................  $1,185.8    $1,231.5
Preferred stocks--Note 6...............................      36.5        36.5
Common stocks--Note 6..................................       3.1         3.1
Mortgage loans on real estate--Note 6..................     388.1       401.3
Policy loans--Note 1...................................     137.7       137.7
Cash items--Note 1.....................................      19.9        19.9

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................      (0.5)       (0.5)
Interest rate swaps....................................        --       (17.7)
Currency rate swaps....................................        --        (3.3)
Interest rate caps.....................................       3.1         3.1

Liabilities
Commitments--Note 10...................................        --        32.1

  The carrying amounts in the tables are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                                     Amount at Which
                                                                                                      Shown in the
                                                                                                      Consolidated
                     Type of Investment                                          Cost (2)    Value    Balance Sheet
                     ------------------                                          --------    -----   ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities..............      16.1       16.7         16.7
States, municipalities and political subdivisions.............................       6.8        6.7          6.7
Foreign governments...........................................................      11.1       10.8         10.8
Public utilities..............................................................      49.1       50.1         50.1
Convertibles and bonds with warrants attached.................................      13.7       13.6         13.6
All other corporate bonds.....................................................     877.1      871.5        871.5
Certificates of deposits......................................................       0.0        0.0          0.0
Redeemable preferred stock....................................................      44.9       42.4         42.4
                                                                                 -------    -------      -------
Total fixed maturity securities, available-for-sale...........................   1,018.8    1,011.8      1,011.8
                                                                                 -------    -------      -------

Equity securities, available-for-sale:
Common stocks:
Public utilities..............................................................       0.0        0.0          0.0
Banks, trust and insurance companies..........................................       0.0        0.0          0.0
Industrial, miscellaneous and all other.......................................       4.0        4.8          4.8
Non-redeemable preferred stock................................................       3.1        3.3          3.3
                                                                                 -------    -------      -------
Total equity securities, available-for-sale...................................       7.1        8.1          8.1
                                                                                 -------    -------      -------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities..............       0.0        0.0          0.0
States, municipalities and political subdivisions.............................       1.9        1.9          1.9
Foreign governments...........................................................       0.0        0.0          0.0
Public utilities..............................................................      42.5       43.4         42.5
Convertibles and bonds with warrants attached.................................      13.3       11.1         13.3
All other corporate bonds.....................................................     657.7      630.4        657.7
Certificates of deposits......................................................       0.0        0.0          0.0
Redeemable preferred stock....................................................       0.0        0.0          0.0
                                                                                 -------    -------      -------
Total fixed maturity securities, held-to-maturity.............................     715.4      686.8        715.4
                                                                                 -------    -------      -------

Equity securities, trading:
Common stocks:
Public utilities..............................................................
Banks, trust and insurance companies..........................................
Industrial, miscellaneous and all other.......................................
Non-redeemable preferred stock................................................
Total equity securities, trading..............................................       0.0        0.0          0.0
                                                                                 -------    -------      -------
Mortgage loans on real estate, net (1)........................................     559.8       XXXX        554.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (continued)

                            As of December 31, 2000
                            (in millions of dollars)


                                                             Amount at Which
                                                               Shown in the
                                                               Consolidated
                                          Cost (2)   Value     Balance Sheet
                                          --------   -----   ----------------
Real estate, net:
Investment properties (1)...............     23.9      XXXX          23.9
Acquired in satisfaction of debt (1)....      0.0      XXXX           0.0
Policy loans............................    334.2      XXXX         334.2
Other long-term investments (2).........     34.8      XXXX          34.8
Short-term investments..................     21.7      XXXX          21.7
                                          -------   -------       -------
 Total investments......................  2,715.7   1,706.7       2,704.7
                                          =======   =======       =======

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.

(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

See accompanying independent auditors' report.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

       As of December 31, 2000, 1999 and 1998 and for the Year then ended
                            (in millions of dollars)


                                                           Future Policy                 Other
                                              Deferred       Benefits,                   Policy
                                               Policy      Losses, Claims              Claims and
                                             Acquisition      and Loss      Unearned    Benefits    Premium
               Segment                          Costs         Expenses      Premiums    Payable     Revenue
               -------                      ------------  ---------------  ---------   ----------   -------
GAAP
2000:
Protection..................................   $819.3        $2,698.4        $212.0      $11.1      $   28.6
Asset Gathering.............................    174.8            70.0            --         --            --
                                               ------        --------        ------      -----      --------
 Total......................................   $994.1        $2,768.4        $212.0      $11.1      $   28.6
                                               ------        --------        ------      -----      --------
Statutory Basis
2000:
 Variable Products..........................      N/A        $2,206.0        $  8.8      $16.4      $  945.4
                                               ------        --------        ------      -----      --------
1999:
 Variable Products..........................      N/A        $1,864.9        $  3.9      $15.4      $  950.8
                                               ------        --------        ------      -----      --------
1998:
 Variable Products..........................      N/A        $1,651.7        $  2.3      $13.1      $1,272.3
                                               ------        --------        ------      -----      --------

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       As of December 31, 2000, 1999 and 1998 and for the year then ended
                            (in millions of dollars)


                                                                        Amortization Of
                                                       Benefits,        Deferred Policy
                                                    Claims, Losses,    Acquisition Costs,
                                           Net            And          Excluding Amounts       Other
                                       Investment      Settlement     Related To Realized    Operating
       Segment                           Income         Expenses        Investment Gains      Expenses
       -------                         ----------   ---------------   -------------------    ---------
GAAP
2000:
Protection...........................    $215.9         $  242.2             $17.6             $100.5
Asset Gathering......................      (2.5)             6.4              16.4               16.3
                                         ------         --------             -----             ------
 Total...............................    $213.4         $  248.6             $34.0             $116.8
                                         ------         --------             -----             ------
Statutory Basis
2000:
 Variable Products...................    $176.7         $1,185.2               N/A             $389.2
                                         ------         --------             -----             ------
1999:
 Variable Products...................    $136.0         $1,238.7               N/A             $334.9
                                         ------         --------             -----             ------
1998:
 Variable Products...................    $122.8         $1,661.6               N/A             $302.3
                                         ------         --------             -----             ------

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                          SCHEDULE IV -- REINSURANCE

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                   Percentage
                                              Ceded to     Assumed                  of Amount
                                     Gross      Other    from Other                  Assumed
                                    Amount    Companies   Companies   Net Amount     to Net
                                    ------    ---------  ----------   ----------   ----------
GAAP
2000
Life insurance in force...........  $98,737.2  $39,495.8     $37.1     $59,278.5       0.1%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $    34.1  $     5.5     $  --     $    28.6       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $    34.1  $     5.5     $  --     $    28.6       0.0%
                                    =========  =========     =====     =========       ===
Statutory Basis
2000
Life insurance in force...........  $96,574.3  $38,059.7     $  --     $58,514.6       0.0%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
                                    =========  =========     =====     =========       ===
1999
Life insurance in force...........  $74,831.8  $ 8,995.0     $  --     $55,836.8       0.0%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
                                    =========  =========     =====     =========       ===

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                      Percentage
                                                   Ceded to   Assumed                  of Amount
                                         Gross      Other    from Other      Net        Assumed
                                        Amount    Companies   Companies    Amount       to Net
                                        ------    ---------  ----------    ------     ----------
1998
Life insurance in force..............  $62,628.7  $15,302.1      $--      $47,326.6      0.0%
                                       ---------  ---------      ---      ---------      ---
Premiums:
Life insurance.......................  $ 1,862.5  $   590.2      $--      $ 1,272.3      0.0%
Accident and health insurance........         --         --       --             --      0.0%
P&C..................................         --         --       --             --      0.0%
                                       ---------  ---------      ---      ---------      ---
  Total..............................  $ 1,862.5  $   590.2      $--      $ 1,272.3      0.0%
                                       =========  =========      ===      =========      ===

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

                         Prospectus dated May 1, 2001

     ---------------------------------------------------------------------
                      INDEPENDENCE 2000 VARIABLE ANNUITY
     ---------------------------------------------------------------------

          a deferred combination fixed and variable annuity contract issued by
           John Hancock Variable Life Insurance Company ("JHVLICO")

     The contract enables you to earn fixed rates of interest that we declare under our fixed investment option and investment-based returns in the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------
  Variable Investment Option                        Managed By
  --------------------------                        ----------
  Equity Index..................................    SSgA Funds Management, Inc.
  Growth & Income...............................    Independence Investment LLC and Putnam Investment Management LLC
  Large Cap Value...............................    T. Rowe Price Associates, Inc.
  Large Cap Value CORE(SM)......................    Goldman Sachs Asset Management
  Large Cap Growth..............................    Independence Investment LLC
  Large Cap Aggressive Growth...................    Alliance Capital Management L.P.
  Large/Mid Cap Value...........................    Wellington Management Company, LLP
  Fundamental Growth............................    Putnam Investment Management LLC
  Mid Cap Growth................................    Janus Capital Corporation
  Small/Mid Cap CORE(SM)........................    Goldman Sachs Asset Management
  Small/Mid Cap Growth..........................    Wellington Management Company, LLP
  Small Cap Equity..............................    Capital Guardian Trust Company
  Small Cap Value...............................    T. Rowe Price Associates, Inc.
  Small Cap Growth..............................    John Hancock Advisers, Inc.
  International Equity Index....................    Independence Investment LLC
  International Opportunities...................    T. Rowe Price International, Inc.
  International Equity..........................    Goldman Sachs Asset Management
  Emerging Markets Equity.......................    Morgan Stanley Dean Witter Investment Management, Inc.
  Real Estate Equity............................    Independence Investment LLC and Morgan Stanley Dean Witter
                                                      Investment Management, Inc.
  Managed ......................................    Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced...............................    Capital Guardian Trust Company
  Short-Term Bond...............................    Independence Investment LLC
  Bond Index....................................    Mellon Bond Associates, LLP
  Active Bond...................................    John Hancock Advisers, Inc.
  High Yield Bond...............................    Wellington Management Company, LLP
  Global Bond...................................    Capital Guardian Trust Company
  Money Market..................................    Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following the John Hancock Variable Series Trust I ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as funds. In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you can allocate to the fixed investment option if permitted in your local jurisdiction. We invest the assets allocated to the fixed investment option in our general account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum. Neither our general account nor any interests in our general account are registered with the SEC or subject to the Federal securities laws.

     We refer to the variable investment options and the fixed investment option together as investment options.

                      John Hancock Annuity Servicing Office
                      -------------------------------------

          Mail Delivery                           Phone: 1-800-732-5543
          -------------
         529 Main Street
     Charlestown, MA 02129                         Fax: 1-617-886-3048

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

       .  The first section contains an "Index of Key Words."

       . Behind the index is the "Fee Table." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

       . The next section is called "Basic Information." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

       . Behind the Basic Information is "Additional Information." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

The Series Fund's prospectus is attached at the end of this prospectus. You should save this prospectuses for future reference.

--------------------------------------------------------------------------------
                               IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2001. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 32.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

--------------------------------------------------------------------------------

                              INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

Key word                                                                 Page
Accumulation units.....................................................    23
Annuitant..............................................................    10
Annuity payments.......................................................    12
Annuity period.........................................................    12
Contract year..........................................................    10
Date of issue..........................................................    10
Date of maturity.......................................................    23
Free withdrawal amount.................................................    16
Funds..................................................................     2
Fixed investment option................................................     2
Investment options.....................................................     2
Premium payments.......................................................    10
Surrender..............................................................    16
Surrender value........................................................    18
Total value of your contract...........................................    12
Variable investment options............................................ cover
Withdrawal ............................................................    16
Withdrawal charge......................................................    16

                                   FEE TABLE

     The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state).

Owner Transaction Expenses and Annual Contract Fee

      . Maximum Withdrawal Charge (as % of amount withdrawn)                 7%

      . Annual Contract Fee (applies only to contracts of less than
          $10,000)                                                         $30

Annual Contract Expenses (as a % of the average total value of the contract)

      . Mortality and Expense Risk Charge                                 1.10%
      . Administrative Services Charge                                    0.30%
                                                                          -----
      . Total Annual Contract Charge                                      1.40%

         These annual contract expenses don't apply to amounts held in the fixed investment option.

Annual Fund Expenses (based on % of average net assets)

     The funds must pay investment management fees and other operating expenses. These fees and expenses are return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

     The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the contracts, and those expenses may vary from year to year.

                                                                                            -------------
                                                                                             Total Fund      Total Fund
                                             Investment  Distribution and  Other Operating   Operating        Operating
                                             Management      Service        Expenses With   Expenses With  Expenses Absent
Fund Name                                        Fee       (12b-1) Fees     Reimbursement   Reimbursement   Reimbursement
---------                                    ----------  ----------------  ---------------  -------------  ---------------
John Hancock Variable Series
  Trust I  (Note 1):
Equity Index............................        0.13%          N/A               0.06%           0.19%          0.19%
Growth & Income.........................        0.68%          N/A               0.08%           0.76%          0.76%
Large Cap Value.........................        0.75%          N/A               0.05%           0.80%          0.80%
Large Cap Value CORE (SM)...............        0.75%          N/A               0.10%           0.85%          1.09%
Large Cap Growth........................        0.36%          N/A               0.10%           0.46%          0.46%
Large Cap Aggressive Growth.............        0.90%          N/A               0.10%           1.00%          1.05%
Large/Mid Cap Value.....................        0.95%          N/A               0.10%           1.05%          1.36%
Fundamental Growth*.....................        0.90%          N/A               0.10%           1.00%          1.04%
Mid Cap Growth..........................        0.81%          N/A               0.04%           0.85%          0.85%
Small/Mid Cap CORE (SM).................        0.80%          N/A               0.10%           0.90%          1.23%
Small/Mid Cap Growth....................        0.75%          N/A               0.10%           0.85%          0.85%
Small Cap Equity*.......................        0.90%          N/A               0.10%           1.00%          1.03%
Small Cap Value*........................        0.95%          N/A               0.10%           1.05%          1.29%
Small Cap Growth........................        0.75%          N/A               0.07%           0.82%          0.82%
International Equity Index..............        0.18%          N/A               0.10%           0.28%          0.37%
International Opportunities.............        0.83%          N/A               0.10%           0.93%          1.09%
International Equity ...................        1.00%          N/A               0.10%           1.10%          1.76%
                                                                                            -------------

                                                                                            -------------
                                                                                             Total Fund       Total Fund
                                             Investment  Distribution and  Other Operating   Operating        Operating
                                             Management      Service        Expenses With   Expenses With  Expenses Absent
Fund Name                                        Fee       (12b-1) Fees     Reimbursement   Reimbursement   Reimbursement
---------                                    ----------  ----------------  ---------------  -------------  ---------------
John Hancock Variable Series
  Trust I - continued  (Note 1):
Emerging Markets Equity.................        1.22%          N/A               0.10%           1.32%          2.49%
Real Estate Equity......................        1.01%          N/A               0.09%           1.10%          1.10%
Managed.................................        0.66%          N/A               0.09%           0.75%          0.75%
Global Balanced.........................        1.05%          N/A               0.10%           1.15%          1.44%
Short-Term Bond.........................        0.30%          N/A               0.06%           0.36%          0.36%
Bond Index..............................        0.15%          N/A               0.10%           0.25%          0.27%
Active Bond.............................        0.62%          N/A               0.10%           0.72%          0.74%
High Yield Bond.........................        0.65%          N/A               0.10%           0.75%          0.87%
Global Bond.............................        0.85%          N/A               0.10%           0.95%          1.05%
Money Market............................        0.25%          N/A               0.04%           0.29%          0.29%
                                                                                            -------------

Notes to Annual Fund Expenses

     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."


Examples

The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 2000, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

  -------------------------------------------------------------------------
                                   1 Year   3 Years   5 Years   10 Years
  -------------------------------------------------------------------------
    Equity Index                     $79     $ 95       $114       $190
  -------------------------------------------------------------------------
    Growth & Income                  $85     $113       $143       $251
  -------------------------------------------------------------------------
    Large Cap Value                  $85     $114       $145       $255
  -------------------------------------------------------------------------
    Large Cap Value CORE(SM)         $86     $115       $148       $260
  -------------------------------------------------------------------------
    Large Cap Growth                 $82     $104       $128       $219
  -------------------------------------------------------------------------
    Large Cap Aggressive Growth      $87     $120       $155       $275
  -------------------------------------------------------------------------
    Large/Mid Cap Value              $88     $121       $158       $280
  -------------------------------------------------------------------------
    Fundamental Growth               $87     $120       $155       $275
  -------------------------------------------------------------------------
    Mid Cap Growth                   $86     $115       $148       $260
  -------------------------------------------------------------------------
    Small/Mid Cap CORE(SM)           $86     $117       $150       $265
  -------------------------------------------------------------------------
    Small/Mid Cap Growth             $86     $115       $148       $260
  -------------------------------------------------------------------------
    Small Cap Equity                 $87     $120       $155       $275
  -------------------------------------------------------------------------
    Small Cap Value                  $88     $121       $158       $280
  -------------------------------------------------------------------------
    Small Cap Growth                 $86     $115       $146       $257
  -------------------------------------------------------------------------
    International Equity Index       $80     $ 98       $119       $200
  -------------------------------------------------------------------------
    International Opportunities      $87     $118       $152       $268
  -------------------------------------------------------------------------
    International Equity             $88     $123       $160       $285
  -------------------------------------------------------------------------
    Emerging Markets Equity          $91     $130       $171       $306
  -------------------------------------------------------------------------
    Real Estate Equity               $88     $123       $160       $285
  -------------------------------------------------------------------------
    Managed                          $85     $112       $143       $250
  -------------------------------------------------------------------------
    Global Balanced                  $89     $124       $163       $290
  -------------------------------------------------------------------------
    Short-Term Bond                  $81     $100       $123       $209
  -------------------------------------------------------------------------
    Bond Index                       $80     $ 97       $117       $197
  -------------------------------------------------------------------------
    Active Bond                      $85     $111       $141       $247
  -------------------------------------------------------------------------
    High Yield Bond                  $85     $112       $143       $250
  -------------------------------------------------------------------------
    Global Bond                      $87     $118       $153       $270
  -------------------------------------------------------------------------
    Money Market                     $80     $ 98       $119       $201
  -------------------------------------------------------------------------

     If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

  ------------------------------------------------------------------------
                                   1 Year   3 Years  5 Years    10 Years
  ------------------------------------------------------------------------
  ------------------------------------------------------------------------
    Equity Index                     $16     $51       $ 87       $190
  ------------------------------------------------------------------------
    Growth & Income                  $22     $68       $117       $251
  ------------------------------------------------------------------------
    Large Cap Value                  $22     $69       $119       $255
  ------------------------------------------------------------------------
    Large Cap Value CORE(SM)         $23     $71       $121       $260
  ------------------------------------------------------------------------
    Large Cap Growth                 $19     $59       $101       $219
  ------------------------------------------------------------------------
    Large Cap Aggressive Growth      $24     $75       $129       $275
  ------------------------------------------------------------------------
    Large/Mid Cap Value              $25     $77       $131       $280
  ------------------------------------------------------------------------
    Fundamental Growth               $24     $75       $129       $275
  ------------------------------------------------------------------------
    Mid Cap Growth                   $23     $71       $121       $260
  ------------------------------------------------------------------------
    Small/Mid Cap CORE(SM)           $23     $72       $124       $265
  ------------------------------------------------------------------------
    Small/Mid Cap Growth             $23     $71       $121       $260
  ------------------------------------------------------------------------
    Small Cap Equity                 $24     $75       $129       $275
  ------------------------------------------------------------------------
    Small Cap Value                  $25     $77       $131       $280
  ------------------------------------------------------------------------
    Small Cap Growth                 $23     $70       $120       $257
  ------------------------------------------------------------------------
    International Equity Index       $17     $53       $ 92       $200
  ------------------------------------------------------------------------
    International Opportunities      $24     $73       $125       $268
  ------------------------------------------------------------------------
    International Equity             $25     $78       $134       $285
  ------------------------------------------------------------------------
    Emerging Markets Equity          $28     $85       $145       $306
  ------------------------------------------------------------------------
    Real Estate Equity               $25     $78       $134       $285
  ------------------------------------------------------------------------
    Managed                          $22     $68       $116       $250
  ------------------------------------------------------------------------
    Global Balanced                  $26     $80       $136       $290
  ------------------------------------------------------------------------
    Short-Term Bond                  $18     $56       $ 96       $209
  ------------------------------------------------------------------------
    Bond Index                       $17     $52       $ 90       $197
  ------------------------------------------------------------------------
    Active Bond                      $22     $67       $115       $247
  ------------------------------------------------------------------------
    High Yield Bond                  $22     $68       $116       $250
  ------------------------------------------------------------------------
    Global Bond                      $24     $74       $126       $270
  ------------------------------------------------------------------------
    Money Market                     $17     $54       $ 92       $201
  ------------------------------------------------------------------------

                               BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

    Question                                                                              Starting on page
    --------                                                                              ----------------
What is the contract?.................................................................           10

Who owns the contract?................................................................           10

Is the owner also the annuitant?......................................................           10

How can I invest money in a contract?.................................................           10

How will the value of my investment in the contract change over time?.................           11

What annuity benefits does the contract provide?......................................           12

To what extent can JHVLICO vary the terms and conditions of the contracts?............           12

What are the tax consequences of owning a contract?...................................           13

How can I change my contract's investment allocations?................................           13

What fees and charges will be deducted from my contract?..............................           15

How can I withdraw money from my contract?............................................           18

What happens if the annuitant dies before my contract's date of maturity?.............           19

Can I return my contract?.............................................................           20

What is the contract?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen.

Who owns the contract?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

Is the owner also the annuitant?

     Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

How can I invest money in a contract?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $5,000 initial premium payment to purchase a contract. However, you need only $1,000 for an individual retirement account, $50 for all other qualified plans, or $500 for our Annuity Direct Deposit Program, a program that allows automatic transfers from your checking account to your annuity contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $50.

Applying for a contract

     An authorized representative of JHVLICO through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

     You can make premium payments of up to $500,000 in any one contract year ($100,000 into the fixed investment option, after the initial premium payment which can be as much as $500,000). The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the annuitant's 85th birthday.

     We will not issue a contract if the proposed annuitant is age 85 or older. We may waive any of these limits, however.

Ways to make premium payments

     Premium payments made by check or money order should be:

  .  drawn on a U.S. bank,

  .  drawn in U.S. dollars, and

  .  made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at one of the addresses shown on page 2 of this prospectus. We will accept your initial premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your JHVLICO representative or by contacting the John Hancock Annuity Servicing Office.

     Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

  .  issue a contract;

  .  accept premium payments; or

  .  allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

How will the value of my investment in the contract change over time?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 15.

     Each premium payment you allocate to the fixed investment option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the fixed investment option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a variable investment option will be treated as a premium payment.

     Under current practice, we credit interest to amounts allocated to the fixed investment portion based on the size of the initial premium payment. We credit a higher rates for initial premium payments over $10,000 and those over $25,000. The rate of interest credited on each amount varies based upon when that amount was allocated to the fixed investment option.

     At any time before the date of maturity, the total value of your contract equals

  .  the total amount you invested,

  .  minus all charges we deduct,

  .  minus all withdrawals you have made,

  . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

  . plus the interest we credit to any of your contract's value while it is in the fixed investment option.

What annuity benefits does a contract provide?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 23, for information about all of these choices you can make.

To what extent can JHVLICO vary the terms and conditions of the contracts?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

What are the tax consequences of owning a contract?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

  .  partial withdrawal (including systematic withdrawals)

  .  full withdrawal ("surrender")

  . payment of death benefit proceeds as a single sum upon your death or the annuitant's death

  .  periodic payments under one of our annuity payment options

  . How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

  .  the type of the distribution

  .  when the distribution is made

  . the nature of any tax-qualified retirement plan for which the contract is being used

  .  the circumstances under which the payments are made

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     The favorable tax benefits available for annuity contracts issued in connection with an individual retirement annuity plan or other tax-qualified retirement plan, are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

How can I change my contract's investment allocations?

Allocation of premium payments

     When you apply for your contract, you specify the investment options in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     At any one time, you may invest in up to 10 of the 30 investment options. Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into an investment option that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time.

Transferring your assets

     Up to 12 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. We reserve the right to assess a charge of up to $25 on any transfer beyond the first 12 transfers per year or to prohibit any such transfer altogether. Transfers under our dollar-cost averaging program count toward the 12 free transfers you are allowed each year.

     A number of restrictions apply to transfers in general. You may not:
                                                                     ---

  .  transfer assets within 30 days prior to the contract's date of maturity,

  . transfer more than $1,000,000 in a contract year into any one variable investment option, without our prior approval,

  . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options, or

  . make any transfer during the annuity period that would result in more than 4 investment options being used at once.

     In addition, certain restrictions apply specifically to transfers involving the fixed investment option. You may not:
                                     ---

  . transfer assets to or from the fixed investment option during the annuity period,

  . transfer or deposit (exclusive of the initial premium payment) more than $100,000 into the fixed investment option during a contract year,

  . make any transfers into the fixed investment option within six months of a transfer out of the fixed investment option,

  . transfer out of the fixed investment option more than once during the first contract year,

  . after the first contract year, transfer money out of the fixed investment option until the later of (1) 180 days after the last transfer out of the
            -----
     fixed investment option or (2) the beginning of a new contract year.

  . transfer or deposit money into the fixed investment option after the 10th contract year, or

  . transfer out of the fixed investment option more than 20% of your assets in the fixed investment option in any one contract year. If your value in the fixed investment option is $2,500 or less, then a transfer out of the fixed invetment option may not exceed $500.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected.

Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the one of the addresses shown on page
2. Your request should include

  .  your name,

  .  daytime telephone number,

  .  contract number,

  . the names of the investment options being transferred to and from each, and

  .  the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

     Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar-cost averaging program

     You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar-cost averaging program:

  . you may elect the program only if the total value of your contract equals $15,000 or more.

  .  the amount of each transfer must equal at least $250.

  . you may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

  .  you may discontinue the program at any time.

  . the program continues until the earlier of (1) 12, 24, or 36 months (whichever you elect) or (2) full liquidation of the variable investment option from which we are taking the transfers.

  . automatic transfers to or from the fixed investment option are not permitted.

  .  we reserve the right to suspend or terminate the program at any time.

  . you cannot elect the dollar-cost averaging program if you are participating in the systematic withdrawal plan.

What fees and charges will be deducted from my contract?

Mortality and expense risk charge

     We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.10% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in the fixed investment option.)

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

     We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, this charge equals 0.30% of the value of the assets you have allocated to the variable investment options.

Annual contract fee

     Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each investment option you are then using. However, we will not deduct any portion of the annual contract fee from the fixed investment option if such deduction would result in an accumulation of amounts allocated to the fixed investment option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the contract fee proportionately from the other investment options you are using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

     If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sale of the contract, including commissions paid and other distribution costs.

     Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

     The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

          ----------------------------------------------------------------
            Years from Date of Premium Payment to
               Date of Surrender or Withdrawal       Withdrawal Charge*
          ----------------------------------------------------------------
              7 or more..........................     0%
          ----------------------------------------------------------------
              6 but less than 7..................     1%
          ----------------------------------------------------------------
              5 but less than 6..................     2%
          ----------------------------------------------------------------
              4 but less than 5..................     3%
          ----------------------------------------------------------------

          ----------------------------------------------------------------
            Years from Date of Premium Payment to
               Date of Surrender or Withdrawal       Withdrawal Charge*
          ----------------------------------------------------------------
              3 but less than 4..................     4%
          ----------------------------------------------------------------
              2 but less than 3..................     5%
          ----------------------------------------------------------------
              1 but less than 2..................     6%
          ----------------------------------------------------------------
              less than 1........................     7%
          ----------------------------------------------------------------

     * As a percentage of the amount of such premium that we consider to have been withdrawn (including the withdrawal charge), as explained in the text immediately below.

     Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next
             -----                                        ----
earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

     The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

     Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each investment option being reduced by the surrender or
--------------
withdrawal. For example, if 60% of the withdrawal amount comes from the Growth & Income option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth & Income option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

     You will find examples of how we compute the withdrawal charge in Appendix A to this prospectus.

     When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

  . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

  . on certain withdrawals if you meet the requirement of the nursing home rider that waives the withdrawal charge; and

  . on amounts withdrawn to satisfy the minimum distribution requirements for tax-qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

     In addition, under our exchange offer program, certain pension plans may be eligible to exchange their contracts, without charge, for shares of certain mutual funds distributed by John Hancock Funds, Inc. Under the terms of the exchange offer, any remaining withdrawal charge applicable to any contract exchanged would be waived at the time of the exchange transaction. You can participate in the exchange offer only if your contract was purchased on behalf of either:

  . a pension plan qualified under Section 401(k) of the Internal Revenue Code of 1986 or

  . a targeted benefit pension plan where plan assets are not allocated specifically as being for the account of individual plan participants.

     The exchange offer was expected to remain open until March 1, 1999, but could be extended for particular offerees under special circumstances. Such extensions have occurred and may continue to occur for an indefinite period of time.

How can I withdraw money from my contract?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

  .  surrender your contract for a cash payment of its "surrender value," or

  .  make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, minus
                                                                         -----
the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
26. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your
                                           --------------
investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal:

  .  for an amount less than $100, or

  .  if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. A partial withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Nursing home waiver of withdrawal charge

     If your state permits, your contract may have a nursing home waiver of withdrawal charge rider benefit. Under this benefit, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

  . you become confined to a nursing home beginning at least 90 days after we issue your contract and prior to the contract's date of maturity,

  . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care,

  . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility, and

  .  your confinement is prescribed by a doctor and medically necessary.

This benefit is not available if (1) you are older than 74 years at application or (2) if you were confined to a nursing home within the past two years.

     For a more complete description of the terms and conditions of this benefit, you should refer directly to your contract.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. We will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 11, and "What fees and charges will be deducted from my contract?" beginning on page 15. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

  . you may elect the plan only if the total value of your contract equals $25,000 or more,

  .  the amount of each systematic withdrawal must equal at least $100,

  . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you,

  .  you may cancel the plan at any time, but

  . you cannot elect this plan if you are participating in the dollar-cost averaging program.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

What happens if the annuitant dies before my contract's date of maturity?

Guaranteed minimum death benefit

     If the annuitant dies before your contract's date of maturity, we will pay a death benefit, that is the greatest of:
                             --------

       (1) the total value of your contract, or

       (2) the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges, or

       (3) in states where permitted, the highest total value of your contract as of any "fifth interval anniversary" of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

     We calculate the amounts in clauses (1) and (2) as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

  .  proof of the annuitant's death, and

  .  any required instructions as to method of settlement.

     We calculate the amount in clause (3) as follows: On each "fifth interval anniversary" of your contract, we compute the total value of your contract adjusting for premium payments and partial withdrawals since that anniversary. We compare that amount to amounts in clauses (1) and (2). The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and additional premium payments but will never decrease unless partial withdrawals are taken.

     For purposes of determining any "fifth interval anniversary" of your contract, we count only those anniversaries that occur:

  .  before we receive proof of the annuitant's death, and

  .  before the annuitant attains age 80 1/2.

The initial "fifth interval anniversary" is the fifth anniversary of your contract if the annuitant is less than age 80 1/2 at that time.

     Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" on page 25.

Can I return my contract?

     In most cases, you have the right to cancel your contract within 10 days (or longer in some states ) after you receive it. To cancel your contract, simply deliver or mail it to:

       . JHVLICO at the address shown on page 2, or

       . the JHVLICO representative who delivered the contract to you.

     In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 20.

  Contents of this section                                                 Starting on Page
  Description of JHVLICO................................................            22

  Who should purchase a contract........................................            22

  How we support the variable investment options........................            22

  The accumulation period...............................................            23

  The annuity period....................................................            23

  Variable investment option valuation procedures.......................            25

  Distribution requirements following death of owner....................            25

  Miscellaneous provisions..............................................            26

  Tax information.......................................................            26

  Performance information...............................................            30

  Reports...............................................................            30

  Voting privileges.....................................................            30

  Certain changes.......................................................            31

  Distribution of contracts.............................................            31

  Experts...............................................................            31

  Registration statement................................................            32

  Condensed Financial Information.......................................            33

  Appendix A - Examples of withdrawal charge calculation................            37

  Appendix B - Contract loans under Section 403(b) ("TSA loans")........            39

Description of JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the laws of the Commonwealth of Massachusetts. We have authority to transact business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 2000, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation.

  It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

Who should purchase a contract?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 22. We also designed the contracts for purchase under:

  . traditional individual retirement annuity plans ("Traditional IRAs") satisfying the requirements of Section 408 of the Code;

  . non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
    Section 408A of the Code;

  . SIMPLE IRA plans adopted under Section 408(p) of the Code;

  . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code;

  . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; and

  . pension or profit-sharing plans qualified under section 401(a) of the Code.

  In certain circumstances, we may also make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

How we support the variable investment options

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account I (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Series Fund's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

The accumulation period

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

  -------------------------------------------------------
     dollar amount of transaction
                              divided by
     value of one accumulation unit for the applicable
     variable investment option at the time of such
     transaction
  -------------------------------------------------------

  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

  -------------------------------------------------------
     number of accumulation units in the variable
     investment options
                       times
     value of one accumulation unit for the applicable
     variable investment option that time
  -------------------------------------------------------

Your value in the fixed investment option

  On any date, the total value of your contract in the fixed investment option equals:

  . the amount of premium payments or transferred amounts allocated to the fixed investment option, minus

  . the amount of any withdrawals or transfers paid out of the fixed investment option, plus

  . interest compounded daily on any amounts in the fixed investment option at the effective annual rate of interest we have declared, minus

  . the amount of any charges and fees deducted from fixed investment option.

The annuity period

Date of maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be:

  . at least 6 months after the date the first premium payment is applied to your contract and

  . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 27.)

Choosing fixed or variable annuity payments

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for each variable investment option.

  We will generally apply (1) amounts allocated to the fixed investment option as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values, pro-rata based on the amount of the total value of your contract that you have in each.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 29).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if

  . you have not made an election prior to the annuitant's death;

  . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

  . the beneficiary notifies us of the election prior to the date the proceeds become payable.

  You may also elect to have the surrender value of your contract applied to an annuity option at the time of full surrender if your contract has been outstanding for at least 6 months. If the total value of your contract, at death or surrender, is less than $5,000, no annuity option will be available.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

  Here's how it works:

  . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

  . if that actual net investment return exceeds the "assumed investment rate"
    (explained below), the current monthly payment will be larger than the previous one.

  . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

    Assumed investment rate

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.

  We then multiply the result by the greater of:

  . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

  . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  Option A: life annuity with payments for a guaranteed period: We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  Option B: life annuity without further payment on death of payee: We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

If the payee is more than 85 years old on the date of maturity, the following two options are not available:

  . Option A: "life annuity with 5 years guaranteed" and

  . Option B: "life annuity without further payment on the death of payee."

Variable investment option valuation procedures

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.
Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

Distribution requirements following death of owner

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

--------------------------------------------------------------------------------
If you die before annuity payments have begun:

  . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

  . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:

     (1)  paid out in full within five years of your death or

     (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

  If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:

  . the surrender value if paid out in full within five years of your death, or

  . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun:

  . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

--------------------------------------------------------------------------------

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

Miscellaneous provisions

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

  . the rights of any assignees of record,

  . the any action taken prior to receipt of the notice, and

  . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

Tax information

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

   Undistributed gains

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders and withdrawals before date of maturity

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   Penalty for premature withdrawals

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Puerto Rico annuity contracts not purchased to fund a tax qualified plan

  Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

  We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. In addition, certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

   Tax-free rollovers

   You may make a tax-free rollover from:

  . a traditional IRA to another traditional IRA,

  . any tax-qualified plan to a traditional IRA,

  . any tax-qualified plan to another tax-qualified plan of the same type (i.e.
    403(b) to 403(b), corporate plan to corporate plan, etc.), and

  . from a regular IRA to a Roth IRA, subject to special restrictions discussed below.

  Your existing plan administrator does not have to withhold tax if you roll over your entire distribution and you request payment to be made directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   Traditional IRAs

  A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

  . 100% of compensation includable in your gross income, or

  . $2,000 per year.

  You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

  The amount of your deduction is based on the following factors:

  . whether you or your spouse is an active participant in an employer sponsored retirement plan,

  . your federal income tax filing status, and

  . your "Modified Adjusted Gross Income."

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Roth IRAs

  In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

  . after you reach age 59 1/2,

  . on your death or disability, or

  . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You can convert a traditional IRA to a Roth IRA, unless

  . you have adjusted gross income over $100,000, or

  . you are a married taxpayer filing a separate return.

The $2,000 Roth IRA contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

   SIMPLE IRA plans

  In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

   Simplified Employee Pension plans (SEPs)

  SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2001).

   Section 403(b) plans

  Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

  . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

  . may not, together with all other deferrals the employee elects under other tax-qualified plans,
     exceed $10,500 (subject to cost of living increases); and

  .  is subject to certain other limits (described in Section 415 of the Code).

  When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

  .  on the employee's separation from service, death, or disability,

  . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

  .  transfers and exchanges to other products that qualify under Section
     403(b).

    Pension and profit sharing plans qualified under Section 401(a)

  In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

    "Top-heavy" plans

  Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

    Government deferred compensation plans

  You can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

  .  a state,

  .  a political subdivision of a state,

  . an agency or intrumentality or a state or political subdivision of a state, or

  .  a tax-exempt organization.

  As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

  In general, the maximum amount of compensation you can defer under such tax-favored plans equals the lesser of:

  .  $7,500 or

  .  33 1/3% of your "includible income" (as defined in the Code).

   The deferred compensation plan must satisfy several conditions, including the following:

  . the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

  . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

   If we make a payment under your contract in the form of an annuity, or in a single sum such as on surrender or withdrawal, the payment is taxed as ordinary income.

    Withholding on rollover distributions

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   Puerto Rico annuity contracts purchased to fund a tax-qualified plan

  The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualifed plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

  The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. It does not include a discussion of Federal estate and gift tax or state tax consequences. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

Performance information

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

  Total return at the Account level is the percentage change between:

  . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

  . the value at the end of such period.

  At the Account level, total return reflects adjustments for:

  . the mortality and expense risk charges,

  . the administrative charge,

  . the annual contract fee, and

  . any withdrawal charges payable if the owner surrenders his contract at the end of the relevant period.

  Total return at the Account level does not, however, reflect any premium tax charges. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any withdrawal charge and may include additional durations.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, or any withdrawal charge.

Reports

  At least semi-annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Fund.

Voting privileges

  At meetings of the Series Fund's shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

Certain changes

Changes to the Account

  We reserve the right, subject to applicable law, including any required shareholder approval,

  . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

  . to add or delete variable investment options,

  . to change the underlying investment vehicles,

  . to operate the Account in any form permitted by law, and

  . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

  We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

  The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

  . the size of the initial premium payment,

  . the size of the group or class,

  . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

  . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

  . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

  . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

  We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

Distribution of contracts

  Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is John Hancock Place, Boston, Massachusetts 02117. Signator is a subsidiary of John Hancock.

  You can purchase a contract either through Signators registered representative or through other broker-dealers whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers to exceed 8.0% of premium payments (on a present value basis). For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. Signator compensates its registered representatives for sales of the contracts on a commission and fee service basis. We, in turn, reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing and sales of these contracts. We offer these contracts on a continuous basis, but neither JHVLICO nor Signator is obligated to sell any particular amount of contracts.

Experts

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

Registration statement

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request.

  The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                            page of SAI
Distribution..............................................        2

Calculation of Performance Data...........................        2

Other Performance Information.............................        7

Calculation of Annuity Payments...........................        8

Additional Information About Determining
 Unit Values..............................................       10

Purchases and Redemptions
 of Fund Shares...........................................       11

The Account...............................................       11

Delay of Certain Payments.................................       11

Liability for Telephone Transfers.........................       12

Voting Privileges.........................................       13

Financial Statements......................................       14

                        CONDENSED FINANCIAL INFORMATION

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

  The following table provides selected data for Independence 2000 accumulation shares for each investment option and period shown.

                                                             Year Ended     Year Ended     Period Ended
                                                             December 31,   December 31,    December 31,
                                                                 2000           1999           1998
                                                            ---------------------------------------------
Equity Index
Accumulation share value:
 Beginning of period (1).................................    $    22.41    $     18.77      $    14.82
  End of period..........................................    $    20.08    $     22.41      $    18.77
Number of Accumulation Shares outstanding at end of
 period..................................................     2,921,390      2,413,276         751,303
Growth & Income
Accumulation share value:
 Beginning of period (1).................................    $    42.42          37.01      $    28.81
  End of period..........................................    $    36.35          42.42      $    37.01
Number of Accumulation Shares outstanding at end of
 period..................................................     3,992,270      3,730,417       1,505,823
Large Cap Value
Accumulation share value:
 Beginning of period (1).................................    $    15.70    $     15.41      $    14.31
  End of period..........................................    $    17.49    $     15.70      $    15.41
Number of Accumulation Shares outstanding at end of
 period..................................................     1,646,147      1,452,518         719,821
Large Cap Value Core
Accumulation share value:
 Beginning of period (2).................................    $    10.00             --              --
  End of period..........................................    $    10.54             --              --
Number of Accumulation Shares outstanding at end of
 period..................................................        10,918             --              --
Large Cap Growth
Accumulation share value:
 Beginning of period (1).................................    $    48.81    $     39.89      $    29.00
  End of period..........................................    $    39.52    $     48.81      $    39.89
Number of Accumulation Shares outstanding at end of
 period..................................................     2,235,721      1,751,789         610,045
Large Cap Aggressive Growth
Accumulation share value:
 Beginning of period (2).................................    $    10.00             --              --
  End of period..........................................    $     7.82             --              --
Number of Accumulation Shares outstanding at end of
 period..................................................        87,435             --              --
Large/Mid Cap Value
Accumulation share value:
 Beginning of period (2).................................    $    10.00             --              --
  End of period..........................................    $    11.26             --              --
Number of Accumulation Shares outstanding at end of
 period..................................................        18,582             --              --
Fundamental Growth
Accumulation share value:
 Beginning of period (2).................................    $    10.00             --              --
  End of period..........................................    $     8.98             --              --
Number of Accumulation Shares outstanding at end of
 period..................................................       314,959             --              --
Mid Cap Growth
Accumulation share value:
 Beginning of period (1).................................    $    34.56    $     16.05      $    11.71
  End of period..........................................    $    21.86    $     34.56      $    16.05
Number of Accumulation Shares outstanding at end of
 period..................................................     2,753,129      1,966,520         523,041
Small/Mid Cap Core
Accumulation share value:
 Beginning of period (1).................................    $    12.71    $     10.69      $    10.00
  End of period..........................................    $    13.12    $     12.71      $    10.69
Number of Accumulation Shares outstanding at end of
 period..................................................       162,803         50,818           6,144

                                                             Year Ended     Year Ended     Period Ended
                                                             December 31,   December 31,    December 31,
                                                                 2000           1999           1998
                                                            ---------------------------------------------
Small/mid Cap Growth
Accumulation share value:
 Beginning of period (1).................................    $    18.83     $    18.16      $    17.43
  End of period..........................................    $    20.28     $    18.83      $    18.16
Number of Accumulation Shares outstanding at end of
 period..................................................       184,427        136,721          67,121
Small Cap Equity
Accumulation share value:
 Beginning of period.....................................    $    11.96     $    12.56      $    13.54
  End of period..........................................    $    10.74     $    11.96      $    12.56
Number of Accumulation Shares outstanding at end of
 period..................................................       615,112        473,719         279,710
Accumulation share value:
Small Cap Value
Accumulation share value:
 Beginning of period (2).................................    $    10.00             --              --
  End of period..........................................    $    11.39             --              --
Number of Accumulation Shares outstanding at end of
 period..................................................       230,638             --              --
Small Cap Growth
Accumulation share value:
 Beginning of period (1).................................    $    21.07     $    12.54      $    11.11
  End of period..........................................    $    16.32     $    21.07      $    12.54
Number of Accumulation Shares outstanding at end of
 period..................................................     1,768,160        948,799         364,599
International Equity Index
Accumulation share value:
 Beginning of period (1).................................    $    20.74     $    16.07      $    13.49
  End of period..........................................    $    16.89     $    20.74      $    16.07
Number of Accumulation Shares outstanding at end of
 period..................................................       434,647        369,879         147,513
International Opportunites
Accumulation share value:
 Beginning of period (1).................................    $    16.05     $    12.15      $    10.63
  End of period..........................................    $    13.24     $    16.05      $    12.15
Number of Accumulation Shares outstanding at end of
 period..................................................       516,264        200,762         102,682
International Equity
Accumulation share value:
 Beginning of period (2).................................    $    10.00             --              --
  End of period..........................................    $     8.71             --              --
Number of Accumulation Shares outstanding at end of
 period..................................................        13,909             --              --
Emerging Markets Equity
Accumulation share value:
 Beginning of period (1).................................    $    16.57     $     9.27      $    10.00
  End of period..........................................    $     9.80     $    16.57      $    $9.27
Number of Accumulation Shares outstanding at end of
 period..................................................       357,342        176,041             250
Real Estate Equity
 Beginning of period (1).................................    $    20.03     $    20.66      $    25.16
  End of period..........................................    $    26.13     $    20.03      $    20.66
Number of Accumulation Shares outstanding at end of
 period..................................................       158,956         67,262          39,674
Managed
Accumulation share value:
 Beginning of period (1).................................    $    27.95     $    25.98      $    21.88
  End of period..........................................    $    27.57     $    27.95      $    25.98
Number of Accumulation Shares outstanding at end of
 period..................................................     7,003,991      6,518,050       2,360,737
Global Balanced
Accumulation share value:
 Beginning of period (1).................................    $    12.91     $    12.45      $    10.70
  End of period..........................................    $    11.57     $    12.91      $    12.45
Number of Accumulation Shares outstanding at end of
 period..................................................       173,320        152,750          73,871

                                                             Year Ended     Year Ended     Period Ended
                                                             December 31,   December 31,    December 31,
                                                                 2000           1999           1998
                                                            ---------------------------------------------
Short-Term Bond
Accumulation share value:
 Beginning of period (1).................................    $    12.38     $    12.19      $    11.68
  End of period..........................................    $    13.18     $    12.38      $    12.19
Number of Accumulation Shares outstanding at end of
 period..................................................       966,106        891,804         409,683
Bond Index
Accumulation share value:
 Beginning of period (1).................................    $     9.61     $    10.00      $    10.00
  End of period..........................................    $    10.60     $     9.61      $    10.00
Number of Accumulation Shares outstanding at end of
 period..................................................       261,994        164,343             798
Active Bond
Accumulation share value:
 Beginning of period (1).................................    $    18.25     $    18.68      $    17.50
  End of period..........................................    $    19.87     $    18.25      $    18.68
Number of Accumulation Shares outstanding at end of
 period..................................................     2,251,544      2,399,088       1,173,339
High Yield Bond
Accumulation share value:
 Beginning of period (1).................................    $    10.25     $     9.89      $    10.00
  End of period..........................................    $     9.01     $    10.25      $     9.89
Number of Accumulation Shares outstanding at end of
 period..................................................       304,577        204,299          16,441
Global Bond
Accumulation share value:
 Beginning of period (1).................................    $    11.81     $    12.23      $    11.37
  End of period..........................................    $    13.04     $    11.81      $    12.23
Number of Accumulation Shares outstanding at end of
 period..................................................     1,081,862      1,376,775         797,395
Money Market
Accumulation share value:
 Beginning of period (1).................................    $    13.91     $    13.42      $    12.91
  End of period..........................................    $    14.58     $    13.91      $    13.42
Number of Accumulation Shares outstanding at end of
 period..................................................     3,292,119      5,228,107       1,976,595

  (1) Values shown for 1998 begin on May 1, 1998.

  (2) Values shown for 2000 begin on May 1, 2000.

             APPENDIX A - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION


Assume The Following Facts:

  On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

  On January 1, 1998, you make a $1000 premium payment

  On January 1, 1999, you make a $1000 premium payment.

  On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $229.57. We withdraw a total of $6229.57 from your contract.

  $6000.00  --  withdrawal request payable to you
  + 229.57  --  withdrawal charge payable to us
  --------
  $6229.57  --  total amount withdrawn from your contract

Here Is How We Determine The Withdrawal Charge:

  1. We first reduce your $5,000 initial premium payment by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

  $5000
    -30   --  1998 contract fee payable to us
    -30   --  1999 contract fee payable to us
    -30   --  2000 contract fee payable to us
  -----
  $4910   --  amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $160.40 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3849.60 to you as a part of your withdrawal request.

  $   4910
      -900  --  free withdrawal amount (payable to you)
  --------
  $   4010
      x.04
  --------
  $ 160.40  --  withdrawal charge on initial premium payment (payable to us)

  $4010.00
   -160.40
  --------
   3849.60  --  part of withdrawal request payable to you

  2. We next deem the entire amount of your 1998 premium payment to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1000
   x.05
  -----
  $  50   --  withdrawal charge on 1998 premium payment (payable to us)



  $1000
   - 50
  -----
  $ 950   --  part of withdrawal request payable to you


  3. We next determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3849.60 from your initial premium payment, and $950 from your 1999 premium payment. Therefore, $300.40 is needed to reach $6000.

  $6000.00   -- total withdrawal amount requested
   -900.00   -- free withdrawal amount
  -3849.60   -- payment deemed from initial premium payment -950.00 -- payment deemed from 1998 premium payment
  --------
  $ 300.40   -- additional payment to you needed to reach $6000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you  =   Withdrawal needed - [applicable withdrawal
    charge percentage times withdrawal needed]

  $300.40  =   x - [.06x]
  $300.40  = .94x

  $300.4
  -------
     0.94  =  x

  $319.57  =  x

  $319.57  -- deemed withdrawn from 1999 premium payment
 -$300.40  -- part of withdrawal request payable to you
  -------
  $ 19.17 -- withdrawal charge on 1999 premium deemed withdrawn (payable to us) $160.40 -- withdrawal charge on the initial premium payment
  $ 50.00  -- withdrawal charge on the 1998 premium payment
  $ 19.17  -- withdrawal charge on the 1999 premium payment
  -------
  $229.27  -- Total withdrawal charge

              APPENDIX B - CONTRACT LOANS UNDER SECTION 403 (b)
                                 ("TSA LOANS")

  Any loan under this section will be secured by a security interest in your contract. The loan amount must be at least $2,500 and may not, on the date of the loan (defined below), exceed the lesser of

     . 50% of the total value of your contract,

     . $50,000 or

     . the sum of 100% of the total value of your contract invested in the variable investment options and 20% of the total value of your contract invested in the fixed investment option.

  We will deduct that portion of the loan amount up to 20% of the total value of your contract on the date of the loan proportionately from each investment option you are then using. We will deduct any amount in excess of 20% of the total value of your contract on the date of the loan proportionately from each variable investment option you are then using.

On the date of the loan, we will transfer the total loan amount to the loan collateral account. This account is held in JHVLICO's general investment account and accrues interest at an effective rate equal to 1% less than the loan interest rate described below. We transfer the interest accrued on the loan collateral account back to the investment options on each contract anniversary in the same proportion as your investment options are then allocated.

  The date of the loan will be the business date on which we receive at the John Hancock Annuity Servicing Office all the necessary documentation assigning your contract as the security for the loan. If such receipt occurs on a date on which we do not value shares, then the date of the loan will be the next business day following such receipt on which we do value shares.

  We determine the loan interest rate for this contract annually. We make such determination in the calendar month immediately preceding the calendar month in which your contract anniversary occurs. We apply the loan interest rate to any loan made during the calendar year following the date we determine the loan interest rate. Except as otherwise required by applicable state law, we will not set a rate in excess of the greater of

     . Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service), or any successor thereto, for the calendar month which is two months before the month in which the date we determine the loan interest rate, or

     . 5%.

If Moody's Investors Service no longer publishes this average, JHVLICO reserves the right to select a substitute that it deems appropriate, subject to applicable law, regulation, or other state requirement. When a new rate is determined,

     . we may increase the previous rate if the increase would be at least
       1/2%, and

     . we may reduce the previous rate if the decrease would be at least 1/2%.

We will notify you of the applicable loan interest rate at the time you make the loan. The loan interest rate for any given loan will be fixed for the entire loan period. Accrued interest on the loan will be added daily and will bear interest from that date at the loan interest rate.

  Repayment of principal and interest will be amortized in level installments payable no less frequently than quarterly over a period of no more than five years, except as provided by law. Prior to the first installment date, we will provide you with the repayment due dates and installment amounts in a repayment schedule. The principal portion of each loan repayment will be transferred back to the investment options in the same proportion as your investment options are then allocated.

  Prepayment of the entire loan is permitted. In addition, loan prepayments in excess of regularly scheduled prepayments that do not repay the entire loan balance (outstanding loan amount plus loan interest accrued to date) will be applied to reduce the length of the loan. Such excess loan repayments do not replace the regularly scheduled loan payments.

  If you fail to make a scheduled loan repayment within 90 calendar days after the repayment due date, the loan balance or such other amount as required by applicable law shall then be considered in default. To the extent the total value of your contract contains (1) salary reduction contributions made on or before December 31, 1988 and (2) earnings credited on such contributions on or before such date at the time of default (together referred to as "pre-1988 " with regard to the default. We will withdraw from the total value of your contract an amount equal to the amount in default with respect to such pre-1988 contributions (including withdrawal charges and any accrued and unpaid interest to the date of the default). To the extent that the amount in default exceeds the amount of pre-1988 contributions, we will make no actual foreclosure on the loan security

     . until the earliest of your attaining age 59 1/2, separation from service, death, or becoming disabled (as defined in Section 72(m)(7) of the Code, and

     . unless, prior to the occurrence of such event, the excess is deemed a distribution reportable you.

  If you surrender your contract while there is an outstanding loan balance or, if the annuitant dies while there is an outstanding loan balance, we will determine an amount (positive or negative) by subtracting the outstanding loan balance from the loan collateral account as of the date of surrender or death. If such amount is positive, we will add it to the surrender value or death benefit, as applicable. If the amount is negative, we will subtract it from the surrender value or death benefit, as applicable. If, at any time, the surrender value exceeds the loan collateral account, your loan will be subject to certain excessive loan balance provisions set forth in your loan agreement.

  Because the Federal tax laws governing contract loans are very complex and confusing, you should consult a qualified tax adviser before applying for a contract loan.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENT OF ADDITIONAL INFORMATION

                               __________________

This statement of additional information ("SAI"), dated May 1, 2001 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account I (the "Account") dated May
 1, 2001, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street (X-4), Charlestown, Massachusetts 02129, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS

                               _________________


                                                                 PAGE OF SAI
                                                                 -----------
Distribution................................................          2
Calculation of Performance Data.............................          2
Other Performance Information...............................          7
Calculation of Annuity Payments.............................          8
Additional Information About Determining Unit Values........         10
Purchases and Redemptions of Fund Shares....................         11
The Account.................................................         11
Delay of Certain Payments...................................         11
Liability for Telephone Transfers...........................         12
Voting Privileges...........................................         13
Financial Statements........................................         14

DISTRIBUTION

  The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services were as follows:

                      YEAR             AMOUNT PAID TO SIGNATOR
                      ----             -----------------------
                      2000                  $121,926,879
                      1999                  $108,952,243
                      1998                  $102,685,069

 CALCULATION OF PERFORMANCE DATA

  The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


  For the 7-day period ending December 31, 2000, the Money Market variable investment option's current yield was 4.98% and its effective yield was 5.11%.

Other Variable Investment Options

   "Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

  We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV

        where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


  The table on the following page shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2000. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the Independence 2000 contracts because the Account is used for other variable annuities offered by us.

  On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2000 for the periods ended December 31, 2000:

---------------------------------------------------------------------------------------------------------------------
                                            For the          For the          For the          From
                                         1 Year Period    3 Year Period    5 Year Period     Inception      Date of
                                             Ended            Ended            Ended       in Account to   Inception
      Variable Investment Option*           12/31/00        12/31/00         12/31/00        12/31/00      in Account
      ---------------------------           --------        --------         --------        --------      ----------
Equity Index..........................      (15.29%)          9.66%             N/A           15.76%        04/30/96
Growth & Income.......................      (18.98%)          7.01%           13.61%          16.50%        01/26/95
Large Cap Value.......................        6.03%           5.86%             N/A           12.33%        04/30/96
Large Cap Value CORE..................       (1.76%)           N/A              N/A            1.08%        08/30/99
Large Cap Value CORE II...............         N/A             N/A              N/A            0.94%        06/29/00
Large Cap Growth......................      (23.44%)          9.89%           15.25%          17.48%        01/26/95
Large  Cap Aggressive Growth..........      (24.26%)           N/A              N/A           (7.15%)       08/30/99
Large Mid Cap Value...................        6.47%            N/A              N/A            8.24%        08/30/99
Large/Mid Cap Value II................       21.32%           3.71%             N/A           12.06%        04/30/96
Fundamental Growth....................       (9.58%)           N/A              N/A           29.83%        08/30/99
Mid Cap Blend.........................       11.59%            N/A              N/A           17.77%        08/30/99
Mid Cap Growth........................      (40.20%)         22.38%             N/A           17.91%        04/30/96
Small/Mid Cap CORE....................       (2.24%)           N/A              N/A            1.86%        04/30/98
Small/Mid Cap Growth..................        2.34%           4.07%            8.54%          12.75%        01/26/95
Small Cap Equity......................      (15.05%)         (8.78%)            N/A            0.98%        04/30/96
Small Cap Value.......................       27.09%            N/A              N/A           23.81%        08/30/99
Small Cap Growth......................      (26.75%)         12.77%             N/A           10.66%        04/30/96
International Equity Index............      (23.01%)          6.73%            4.46%           5.92%        01/26/95
International Opportunities...........      (22.01%)          6.56%             N/A            5.72%        04/30/96
International Equity..................      (20.16%)           N/A              N/A           (2.49%)       08/30/99
Emerging Markets Equity...............      (44.09%)           N/A              N/A          (12.30%)       04/30/98
 Real Estate Equity...................       24.14%          (0.21%)           9.07%          10.24%        01/26/95
 Managed..............................       (6.73%)          6.97%            9.74%          12.14%        01/26/95
Aggressive Balanced...................       (8.18%)           N/A              N/A           (1.44%)       08/30/99
Global Balanced.......................      (15.23%)          1.46%             N/A            2.64%        04/30/96
Short-Term Bond.......................        1.08%           2.96%            3.54%           4.51%        01/26/95
Bond Index............................        4.87%            N/A              N/A            2.91%        04/30/98
Active Bond...........................        3.53%           3.20%            4.51%           6.56%        01/26/95
Active Bond II........................         N/A             N/A              N/A           (0.07%)       06/29/00
High Yield Bond.......................      (16.84%)           N/A              N/A           (6.62%)       04/30/98
Global Bond...........................        5.06%           3.56%             N/A            5.36%        04/30/96
---------------------------------------------------------------------------------------------------------------------

* Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

   Yield

  We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                         Yield = 2[(a - b + 1)/6/ -1]
                                    -----
                                     cd

where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

   According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

   "Non -Standardized" Performance

  We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

  The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on 12/31/00. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on
the date a fund commenced operations.    The table also shows values  from the
date of inception of a fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2000.

  Although the Independence 2000 Variable Annuity contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                    For the        For the          For the      For the       From
                                                1 Year Period  3 Year Period  5 Year Period  10 Year Period  Inception     Date of
           Variable Investment Option*               Ended          Ended          Ended          Ended      of Fun to    Inception
           ---------------------------              12/31/00      12/31/00       12/31/00        12/31/00      12/31      of Fund**
                                                    --------      --------       --------        --------      -----      ---------
Equity Index..................................      (10.41%)       10.64%           N/A             N/A       16.08%       04/30/96
Growth & Income...............................      (14.31%)        8.04%         13.83%          13.97%      12.58%       03/28/86
Large Cap Value...............................       11.40%         6.92%           N/A             N/A       12.70%       04/30/96
Large Cap Value CORE..........................        3.66%          N/A            N/A             N/A        5.08%       08/30/99
Large Cap Value CORE II.......................         N/A           N/A            N/A             N/A        7.26%       06/29/00
Large Cap Growth..............................      (19.03%)       10.86%         15.45%          14.61%      12.15%       03/28/86
Large  Cap Aggressive Growth..................      (19.90%)         N/A            N/A             N/A       (3.15%)      08/30/99
Large Mid Cap Value...........................       11.84%          N/A            N/A             N/A       12.12%       08/30/99
Large/Mid Cap Value II........................       26.60%         4.82%           N/A             N/A       12.43%       04/30/96
Fundamental Growth............................       (4.38%)         N/A            N/A             N/A       33.39%       08/30/99
Mid Cap Blend.................................       16.93%          N/A            N/A             N/A       21.50%       08/30/99
Mid Cap Growth................................      (36.75%)       23.12%           N/A             N/A       18.21%       04/30/96
Small/Mid Cap CORE............................        3.18%          N/A            N/A             N/A        3.48%       04/30/98
Small/Mid Cap Growth..........................        7.73%         5.17%          8.81%            N/A       11.28%       05/05/94
Small Cap Equity..............................      (10.16%)       (7.42%)          N/A             N/A        1.55%       04/30/96
Small Cap Value...............................       32.33%          N/A            N/A             N/A       27.45%       08/30/99
Small Cap Growth..............................      (22.53%)       13.68%           N/A             N/A       11.05%       04/30/96
International Equity Index....................      (18.57%)        7.77%          4.77%           6.70%       5.71%       05/05/88
International Opportunities...................      (17.52%)        7.60%           N/A             N/A        6.19%       04/30/96
International Equity..........................      (15.56%)         N/A            N/A             N/A        1.57%       08/30/99
Emerging Markets Equity.......................      (40.86%)         N/A            N/A             N/A      (10.41%)      04/30/98
Real Estate Equity............................       29.40%         1.00%          9.33%          11.82%       7.69%       05/16/88
Managed.......................................       (1.36%)        8.00%          9.99%          10.58%       9.48%       03/28/86
Aggressive Balanced...........................       (2.90%)         N/A            N/A             N/A        2.60%       08/30/99
Global Balanced...............................      (10.35%)        2.63%           N/A             N/A        3.17%       04/30/99
Short-Term Bond...............................        6.48%         4.09%          3.87%            N/A        4.27%       05/01/94
Bond Index....................................       10.25%          N/A            N/A             N/A        4.50%       04/30/98
Active Bond...................................        8.92%         4.32%          4.82%           6.69%       6.51%       03/28/86
Active Bond II................................         N/A           N/A            N/A             N/A        6.25%       06/29/00
High Yield Bond...............................      (12.05%)         N/A            N/A             N/A       (4.82%)      04/30/98
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    For the        For the          For the      For the       From
                                                1 Year Period  3 Year Period  5 Year Period  10 Year Period  Inception     Date of
           Variable Investment Option*               Ended          Ended          Ended          Ended      of Fun to    Inception
           ---------------------------              12/31/00      12/31/00       12/31/00        12/31/00      12/31      of Fund**
                                                    --------      --------       --------        --------      -----      ---------

Global Bond...................................       10.44%         4.67%           N/A             N/A        5.84%       04/30/96

------------------------------------------------------------------------------------------------------------------------------------

* Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

**  or since inception of a predecessor to the applicable fund.

OTHER PERFORMANCE INFORMATION

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

CALCULATION OF ANNUITY PAYMENTS

Calculation of annuity units

  We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

  The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

  To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

  For each variable investment option, we  THEN divide:


                       ---------------------------------
                        the resulting value (minus any
                              premium tax charge)

                                       by

                                     $1,000
                       ---------------------------------

and multiply the result by

                   ----------------------------------------
                       the applicable annuity purchase
                      rate set forth in the contract and
                                  reflecting


                     (1) the age and, possibly, sex of the
                                   payee and


                        (2) the assumed investment rate
                               (discussed below)
                   ----------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                   ----------------------------------------
                      the amount of the initial monthly
                      variable annuity payment from that
                            variable annuity option

                                      by

                        the annuity unit value of that
                     variable investment option as of 10
                     calendar days prior to the date the
                            initial payment is due
                   ----------------------------------------

  For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                          4000.000 x 12.000000 x 5.47
                          ---------------------------
                                     1,000

  If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity unit values

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

  We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754.
      We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

  The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality tables

  The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

  The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

  For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

(2) for each calendar day in the period, a deduction of 0.003836% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

  We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical example illustrating the calculation of accumulation unit values and annuity unit values

  Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $153.44 assuming a one day period. The $153.44 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003836. By substituting in the first formula above, the net investment rate is equal to $3846.56 ($2000 + $3000 - $1000 -$153.44) divided by $4,000,000 or 0.0009616

  Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009616)] or $11.260818. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009616) x .99990575]
or $1.085941. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

PURCHASES AND REDEMPTIONS OF FUND SHARES

     John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.

THE ACCOUNT

  In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

DELAY OF CERTAIN PAYMENTS

  Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

  We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

  We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

LIABILITY FOR TELEPHONE TRANSFERS

  If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .  requiring personal identification,

 .  tape recording calls, and

 .  providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     ------------------------------------
                           the total value of your
                        accumulation units value in a
                          variable investment option

                                  divided by

                       the net asset value of 1 share of
                            the corresponding fund
                     ------------------------------------



   At a shareholders' meeting, you may give instructions regarding:

 .  the election of a Board of Trustees,

 .  the ratification of the selection of independent auditors,

 .  the approval of a Series Fund's investment management agreements,

 .  and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.
 We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

     We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for the year ended December 31, 2000. Our audit also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEET

                                                                                                        December 31
                                                                                                           2000
                                                                                                       --------------
                                                                                                        (in millions)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost (fair value: $686.8).....................................              $   715.4
 Available-for-sale--at fair value (cost: $1,018.8)...........................................                1,011.8
Equity securities:
 Available-for-sale--at fair value (cost: $7.1)...............................................                    8.1
Mortgage loans on real estate. ...............................................................                   54.8
Real estate...................................................................................                   23.9
Policy loans .................................................................................                  334.2
Short-term investments .......................................................................                   21.7
Other invested assets.........................................................................                   34.8
                                                                                                            ---------
  Total Investments...........................................................................                2,704.7
Cash and cash equivalents.....................................................................                  277.3
Accrued investment income.....................................................................                   52.1
Premiums and accounts receivable .............................................................                    7.0
Deferred policy acquisition costs.............................................................                  994.1
Reinsurance recoverable--Note 7...............................................................                   48.4
Other assets..................................................................................                   28.2
Separate accounts assets......................................................................                8,082.9
                                                                                                            ---------
  Total Assets................................................................................              $12,194.7
                                                                                                            =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                December 31
                                                                   2000
                                                               -------------
                                                               (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits........................................    $   2,754.2
Policyholders' funds..........................................           14.2
Unearned revenue..............................................          212.0
Unpaid claims and claim expense reserves......................           11.1
Dividends payable to policyholders............................            0.1
Income taxes--Note 5..........................................           64.2
Other liabilities ............................................          250.4
Separate accounts liabilities.................................        8,082.9
                                                                  -----------
  Total Liabilities ..........................................       11,389.1
Shareholder's Equity--Note 9
Common stock, $50 par value; 50,000 shares authorized;
 50,000 shares issued and outstanding ........................            2.5
Additional paid in capital....................................          572.4
Retained earnings.............................................          232.9
Accumulated other comprehensive loss..........................           (2.2)
                                                                  -----------
  Total Shareholder's Equity..................................          805.6
                                                                  -----------
  Total Liabilities and Shareholder's Equity..................    $  12,194.7
                                                                  ===========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENT OF INCOME

                                                                Year Ended
                                                                December 31
                                                                    2000
                                                             ----------------
                                                                (in millions)
Revenues
Premiums....................................................   $  28.6
Universal life and investment-type product charges..........     337.1
Net investment income--Note 3...............................     213.4
Net realized investment losses, net of related
 amortization of deferred policy acquisition
 costs of $3.8--Notes 1, 3, and 10..........................     (10.6)
Other revenue...............................................       0.2
                                                               -------
  Total revenues............................................     568.7
Benefits and expenses
Benefits to policyholders...................................     248.6
Other operating costs and expenses..........................     116.8
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment losses of $3.8--Notes 1, 3 and 10...............      34.0
Dividends to policyholders..................................      26.1
                                                               -------
  Total benefits and expenses...............................     425.5
                                                               -------
Income before income taxes..................................     143.2
Income taxes--Note 5........................................      43.8
                                                               -------
Net income..................................................   $  99.4
                                                               =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                               Accumulated
                                                                        Additional                Other           Total
                                                                         Paid In    Retained  Comprehensive   Shareholder's
                                                          Common Stock   Capital    Earnings      Loss           Equity
                                                          ------------  ----------  --------  -------------  ---------------
Balance at December 31, 1999.......................           $2.5        $572.4     $133.5      ($13.4)         $695.0
Comprehensive income:
 Net income........................................                                    99.4                        99.4
Other comprehensive income, net of tax:
 Net unrealized gains..............................                                                11.2            11.2
Comprehensive income...............................                                                               110.6
                                                              ----        ------     ------      ------          ------
Balance at December 31, 2000.......................           $2.5        $572.4     $232.9       ($2.2)         $805.6
                                                              ====        ======     ======      ======          ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                       Year Ended
                                                                                                       December 31
                                                                                                           2000
                                                                                                      ---------------
                                                                                                       (in millions)
Cash flows from operating activities:
 Net income..........................................................................................      $   99.4
   Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization of discount--fixed maturities......................................................          (1.9)
     Realized investment losses, net.................................................................          10.6
     Change in deferred policy acquisition costs.....................................................        (141.5)
     Depreciation and amortization...................................................................           1.9
     Increase in accrued investment income...........................................................         (10.2)
     Decrease in premiums and accounts receivable....................................................           0.3
     Decrease in other assets and other liabilities, net.............................................          70.7
     Decrease in policy liabilities and accruals, net................................................        (401.1)
     Increase in income taxes........................................................................          22.5
                                                                                                           --------
         Net cash used by operating activities.......................................................        (349.3)
Cash flows from investing activities:
 Sales of:
     Fixed maturities available-for-sale.............................................................         194.6
     Equity securities available-for-sale............................................................           1.0
     Real estate.....................................................................................           0.2
     Short-term investments and other invested assets................................................           1.3
   Maturities, prepayments and scheduled redemptions of:
     Fixed maturities held-to-maturity...............................................................          79.9
     Fixed maturities available-for-sale.............................................................          91.5
     Short-term investments and other invested assets................................................          10.1
     Mortgage loans on real estate...................................................................          85.6
   Purchases of:
     Fixed maturities held-to-maturity...............................................................        (127.2)
     Fixed maturities available-for-sale.............................................................        (424.7)
     Equity securities available-for-sale............................................................          (0.6)
     Real estate.....................................................................................          (0.4)
     Short-term investments and other invested assets................................................         (38.8)
     Mortgage loans on real estate issued............................................................        (100.5)
     Other, net......................................................................................         (41.5)
                                                                                                           --------
         Net cash used in investing activities.......................................................        (269.5)
Cash flows from financing activities:
   Universal life and investment-type contract deposits..............................................      $1,067.2
   Universal life and investment-type contract maturities and withdrawals............................        (430.7)
                                                                                                           --------
         Net cash provided by financing activities...................................................         636.5
                                                                                                           --------
         Net increase in cash and cash equivalents...................................................          17.7
Cash and cash equivalents at beginning of year.......................................................         259.6
                                                                                                           --------
         Cash and cash equivalents at end of year....................................................      $  277.3
                                                                                                           ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Significant Accounting Policies

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

     Prior to 2000, the Company did not prepare its financial statements in accordance with accounting principles generally accepted in the United States and financial information on such basis currently is not readily available for earlier periods. Comparative financial statements prepared on a statutory-basis are included elsewhere in this Form 10-K.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities, which the Company has the positive intent and ability to hold to maturity, are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses).

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels and foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities and 3.5% to 10.3% for individual annuity liabilities.

     Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Participating Insurance

     Participating business represents approximately 16.3% of the Company's life insurance in force and 30.1% of life insurance premiums in 2000.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $30.2 million in 2000.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Separate Accounts

     Separate account assets and liabilities reported in the accompanying consolidated balance sheet represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

  Reinsurance

     The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statement of income reflects premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

  Federal Income Taxes

     The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

  Foreign Currency Translation

     Gains or losses on foreign currency transactions are reflected in earnings.

  Accounting Changes and New Accounting Principles Adopted

     SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Recent Accounting Pronouncements

     In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains.

     The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $0.5 million (net of tax of $0.3 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in an increase to earnings of $4.9 million (net of tax of $2.7 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

     SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rates. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $550.3 million of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $4.7 million (net of tax of $2.5 million) as of January 1, 2001.

     In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  Codification

     In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiary's statutory-basis capital and surplus, the Company and its domestic life insurance subsidiary will remain in compliance with all regulatory and contractual obligations.

Note 2. Transactions with Parent

     John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which were revised in 2000 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $170.6 million, which has been included in other operating costs and expenses. As of December 31, 2000, the Company owed John Hancock $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net income by $0.9 million.

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $102.2 million as of December 31, 2000. This agreement had no impact on the Company's net gain from operations.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million from the Company in 2000. This agreement increased the Company's net gain from operations in 2000 by $1.1 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments

     The following information summarizes the components of net investment income and realized investment losses, net:

                                                                                                               Year Ended
                                                                                                               December 31
                                                                                                                   2000
                                                                                                             ---------------
                                                                                                              (in millions)
Net Investment Income
  Fixed maturities.............................................................................................    $138.5
  Equity securities............................................................................................       0.2
  Mortgage loans on real estate................................................................................      44.3
  Real estate..................................................................................................       4.1
  Policy loans.................................................................................................      17.1
  Short-term investments.......................................................................................      19.4
  Other........................................................................................................       1.1
                                                                                                                   ------
  Gross investment income......................................................................................     224.7
     Less investment expenses..................................................................................      11.3
                                                                                                                   ------
     Net investment income.....................................................................................    $213.4
                                                                                                                   ======
Net Realized Investment Gains (Losses), Net of Related
 Amortization of Deferred Policy Acquisition Costs
 Fixed maturities..............................................................................................    $(16.0)
 Equity securities.............................................................................................       0.8
 Mortgage loans on real estate and real estate.................................................................      (2.3)
 Derivatives and other invested assets.........................................................................       3.1
 Amortization adjustment for deferred policy acquisition costs.................................................       3.8
                                                                                                                   ------
 Net realized investment losses, net of related amortization of deferred policy acquisition costs..............    $(10.6)
                                                                                                                   ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Gross gains of $1.5 million in 2000 and gross losses of $6.0 million in 2000 were realized on the sale of available-for-sale securities.

     The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                                          Gross         Gross
                                                                         Amortized      Unrealized    Unrealized        Fair
                                                                            Cost          Gains         Losses         Value
                                                                         ---------      ----------    ----------     ----------
                                                                                               (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.....................................................  $  684.2         $23.4         $51.0        $  656.6
Mortgage-backed securities...............................................      29.3           0.2           1.2            28.3
Obligations of states and political subdivisions.........................       1.9           0.0           0.0             1.9
                                                                           --------         -----         -----        --------
   Total.................................................................  $  715.4         $23.6         $52.2        $  686.8
                                                                           ========         =====         =====        ========
Available-for-sale:
Corporate securities.....................................................  $  751.6         $20.6         $27.8        $  744.4
Mortgage-backed securities...............................................     239.1           3.6           3.7           239.0
Obligations of states and political subdivisions.........................       0.9           0.0           0.0             0.9
Debt securities issued by foreign governments............................      11.1           0.3           0.6            10.8
U.S. Treasury securities and obligations of U.S. government
   corporations and agencies.............................................      16.1           0.7           0.1            16.7
                                                                           --------         -----         -----        --------
Total fixed maturities...................................................   1,018.8          25.2          32.2         1,011.8
Equity securities........................................................       7.1           2.8           1.8             8.1
                                                                           --------         -----         -----        --------
   Total.................................................................  $1,025.9         $28.0         $34.0        $1,019.9
                                                                           ========         =====         =====        ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:


                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                             (in millions)

Held-to-Maturity:
Due in one year or less.................................  $   71.9    $   72.1
Due after one year through five years...................     234.8       235.0
Due after five years through ten years..................     222.5       223.0
Due after ten years.....................................     156.9       128.4
                                                          --------    --------
                                                             686.1       658.5
Mortgage-backed securities..............................      29.3        28.3
                                                          --------    --------
 Total..................................................  $  715.4    $  686.8
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................  $   24.9    $   24.8
Due after one year through five years...................     332.3       333.0
Due after five years through ten years..................     290.0       281.0
Due after ten years.....................................     132.5       134.0
                                                          --------    --------
                                                             779.7       772.8
Mortgage-backed securities..............................     239.1       239.0
                                                          --------    --------
 Total..................................................  $1,018.8    $1,011.8
                                                          ========    ========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000, $1.4 million of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Changes in the allowance for probable losses on mortgage loans on real estate were as follows:

                              Balance at                         Balance at
                              Beginning                            End of
                                of Year   Additions  Deductions     Year
                              ----------  ---------  ----------  ----------
                                               (in millions)

Year ended December 31, 2000
Mortgage loans on real
 estate......................    $3.8        $1.2        $0.0       $5.0
                                 ====        ====        ====       ====

     At December 31, 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Impaired mortgage loans on real estate with provision for
 losses.......................................................          $4.2
Provision for losses..........................................           1.2
                                                                        ----
Net impaired mortgage loans on real estate....................          $3.0
                                                                        ====

     The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Average recorded investment in impaired loans.................         $2.1
Interest income recognized on impaired loans..................          0.3

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $3.4 million as of December 31, 2000.The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Expected......................................................         0.34
Actual........................................................         0.27

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:


                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------           -------------  -------------            ---------------
                        (in millions)                            (in millions)

Apartments..............   $129.2      East North Central.........  $ 68.1
Hotels..................     15.1      East South Central.........    27.6
Industrial..............     77.4      Middle Atlantic............    27.1
Office buildings........     99.2      Mountain...................    35.7
Retail..................     45.7      New England................    44.5
Mixed Use...............     13.5      Pacific....................   120.7
Agricultural............    165.6      South Atlantic.............   156.7
Other...................     14.1      West North Central.........    16.9
                                       West South Central.........    59.3
                                       Canada/Other...............     3.2
Allowance for losses....     (5.0)     Allowance for losses.......    (5.0)
                           ------                                   ------
 Total..................   $554.8       Total.....................  $554.8
                           ======                                   ======

     Bonds with amortized cost of $7.0 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $0.6 million in 2000. Accumulated depreciation was $2.5 million at December 31, 2000.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $0.4 million at December 31, 2000. Total combined assets of these joint ventures and partnerships were $28.5 million (consisting primarily of investments), and total combined liabilities were $8.7 million (including $2.9 million of non-recourse notes payable to banks) at December 31, 2000. Total combined revenues and expenses of such joint ventures and partnerships were $77.6 million and $76.3 million, respectively, resulting in $1.3 million of total combined income from operations before income taxes in 2000. Net investment income on investments accounted for on the equity method totaled $0.4 million in 2000.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                           Number of
                                           Contracts/   Assets (Liabilities)
                                            Notional   ----------------------
                                            Amounts             2000
                                           ----------  ----------------------
                                                        Carrying      Fair
                                              2000        Value       Value
                                           ----------  -----------  ---------
                                                      (in millions)

Asset Hedges:
 Futures contracts to sell securities.....          6           --         --
 Interest rate swap agreements
  Notional................................     $600.0           --      (10.8)
  Average fixed rate--paid................       6.38%          --         --
  Average float rate--received............       6.69%          --         --
 Currency rate swap agreements............     $ 22.3         (0.6)      (0.6)
 Equity collar agreements.................         --          0.4        0.4
Liability Hedges:
 Futures contracts to acquire securities..         43          0.1        0.1
 Interest rate swap agreements
  Notional................................     $570.0                     9.6
  Average fixed rate--received............       6.43%          --         --
  Average float rate--paid................       6.69%          --         --
 Interest rate cap agreements.............     $239.4          2.1        2.1
 Interest rate floor agreements...........      485.4          4.5        4.5

     Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

     The interest rate swap agreements expire in 2001 to 2011. The interest rate cap agreements expire in 2006 to 2007 and interest rate floor agreements expire in 2010. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives (continued)

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5. Income Taxes

     The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

     The components of income taxes were as follows:


                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Current taxes:
 Federal.........................................................      $15.2
 Foreign.........................................................        0.6
                                                                       -----
                                                                        15.8

Deferred taxes:
 Federal.........................................................       28.0
 Foreign.........................................................         --
                                                                       -----
                                                                        28.0
                                                                       -----
  Total income taxes.............................................      $43.8
                                                                       =====

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:


                                                                    Year Ended
                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Tax at 35%.......................................................      $50.1
 Add (deduct):
 Equity base tax.................................................       (5.6)
 Tax credits.....................................................       (0.6)
 Foreign taxes...................................................        0.6
 Tax exempt investment income....................................       (0.7)
                                                                       -----
  Total income taxes.............................................      $43.8
                                                                       =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Income Taxes (continued)

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                    December 31
                                                                       2000
                                                                   -------------
                                                                   (in millions)

Deferred Tax Assets:
 Policy reserve adjustments..................................         $ 74.6
 Other postretirement benefits...............................           23.3
 Book over tax basis of investments..........................            7.8
 Interest....................................................            7.5
 Unrealized losses...........................................            1.4
                                                                      ------
  Total deferred tax assets..................................          114.6
                                                                      ------
Deferred Tax Liabilities:
 Deferred policy acquisition costs...........................          199.1
 Depreciation................................................            1.8
 Basis in partnerships.......................................            0.4
 Market discount on bonds....................................            0.6
 Other.......................................................            9.5
                                                                      ------
  Total deferred tax liabilities.............................          211.4
                                                                      ------
  Net deferred tax liabilities...............................         $ 96.8
                                                                      ======

     The Company made income tax payments of $62.9 million in 2000.

Note 6. Debt and Line of Credit

     At December 31, 2000, the Company had a line of credit with John Hancock Capital Corporation, an indirect, wholly-owned subsidiary of John Hancock, totaling $250.0 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and the Company. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

Note 7. Reinsurance

     The effect of reinsurance on premiums written and earned was as follows:


                                                                 2000 Premiums
                                                               -----------------
                                                               Written   Earned
                                                               -------  --------
                                                                (in millions)

Life Insurance:
 Direct......................................................   $34.1     $34.1
 Ceded.......................................................    (5.5)     (5.5)
                                                                -----     -----
  Net life insurance premiums................................   $28.6     $28.6
                                                                =====     =====

     For the year ended December 31, 2000, benefits to policyholders under life ceded reinsurance contracts were $3.0 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7. Reinsurance (continued)

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8. Commitments and Contingencies

     The Company has extended commitments to purchase long-term bonds, issue real estate mortgages and purchase other assets totaling $37.0 million, $6.3 million and $17.4 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above was $62.9 million at December 31, 2000. The majority of these commitments expire in 2001.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $66.3 million at December 31, 2000. No costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

     Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total shareholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity

     (a)  Other Comprehensive Loss

     The components of accumulated other comprehensive loss are as follows:

                                                                    Accumulated
                                                                       Other
                                                                   Comprehensive
                                                                      Income
                                                                   -------------

Balance at January 1, 2000......................................       ($13.4)
                                                                       ------
Gross unrealized gains (net of deferred income tax expense of
 $9.7 million)..................................................         18.0
Less reclassification adjustment for gains, realized in net
 income (net of tax expense of $1.6 million)....................         (2.9)
Adjustment to deferred policy acquisition costs (net of
 deferred income tax benefit of $2.1 million)...................         (3.9)
                                                                       ------
Net unrealized gains............................................         11.2
                                                                       ------
Balance at December 31, 2000....................................        ($2.2)
                                                                       ======

     Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                        2000
                                                                   -------------
                                                                   (in millions)

Balance, end of year comprises:
 Unrealized investment gains (losses) on:
 Fixed maturities...............................................        ($7.0)
 Equity investments.............................................          1.0
 Derivatives and other..........................................          0.3
                                                                       ------
  Total.........................................................         (5.7)
Amounts attributable to:
 Deferred policy acquisition cost...............................          2.1
 Deferred federal income taxes..................................          1.4
                                                                       ------
  Total.........................................................          3.5
                                                                       ------
  Net unrealized investment gains...............................        ($2.2)
                                                                       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity (Continued)

     (b)  Statutory Results

     The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize a pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis. The pension plan prepaid expense amounted to $55.6 million at December 31, 2000.

     Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.


                                                                       2000
                                                                   -------------
                                                                   (in millions)

Statutory net income............................................       $ 26.6
Statutory surplus...............................................        527.2

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10. Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; and (v) a charge for certain one time costs associated with John Hancock's demutualization process.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Segment Information (continued)

     The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                       Retail
                                            Retail      Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
2000
Revenues:
 Segment revenues.......................  $  530.8    $   48.5     $   579.3
 Realized investment losses, net........     (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues...............................  $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
 Net investment income..................  $  215.9       ($2.5)    $   213.4
Net Income:
 Segment after-tax operating income.....      96.0         6.3         102.3
 Realized investment losses, net........      (6.8)         --          (6.8)
 Restructuring charges..................      (1.1)         --          (1.1)
 Surplus tax............................       5.4         0.2           5.6
 Other demutualization related costs....      (0.5)       (0.1)         (0.6)
                                          --------    --------     ---------
 Net income.............................  $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
SupplementaL Information:
 Equity in net income of investees
  accounted for by the equity method....  $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs.....................      17.6        16.4          34.0
 Income tax expense.....................      40.7         3.1          43.8
 Segment assets.........................   9,326.9     2,867.8      12,194.7
Net Realized Investment Gains Data:
 Net realized investment losses.........  $  (14.4)         --     $   (14.4)
 Add capitalization/less amortization of
  deferred policy acquisition costs
  related to net realized investment
  gains (losses)........................       3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment losses, net of
  related amortization of deferred
  policy acquisition costs--per
  consolidated financial statements.....     (10.6)         --         (10.6)
 Less income tax effect.................       3.8          --           3.8
                                          --------    --------     ---------
 Realized investment losses,
  net-after-tax adjustment made to
  calculate segment operating income....     ($6.8)         --         ($6.8)
                                          ========    ========     =========

     The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value Of Financial Instruments

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value Of Financial Instruments (continued)

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                          December 31
                                                             2000
                                                   --------------------------
                                                   Carrying Value  Fair Value
                                                   --------------  ----------
                                                         (in millions)

Assets:
 Fixed maturities:
  Held-to-maturity...............................    $  715.4       $  686.8
  Available-for-sale.............................     1,011.8        1,011.8
 Equity securities:
  Available-for-sale.............................         8.1            8.1
 Mortgage loans on real estate...................       554.8          574.2
 Policy loans....................................       334.2          334.2
 Short-term investments..........................        21.7           21.7
 Cash and cash equivalents.......................       277.3          277.3
Liabilities:
Fixed rate deferred and immediate annuities......        63.8           60.4

Derivatives assets/(liabilities) relating to:
  Futures contracts, net.........................         0.1            0.1
  Interest rate swap agreements..................                       (1.2)
  Interest rate cap agreements...................         2.1            2.1
  Interest rate floor agreements.................         4.5            4.5
  Currency rate swap agreements..................        (0.6)          (0.6)
  Equity collar agreements.......................         0.4            0.4
Commitments......................................          --           62.9

                        REPORT OF INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 2000, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements also are described in Note 1.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 9, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                      December 31
                                           ----------------------------------
                                              2000       1999        1998
                                           ---------- ----------- -----------
                                                     (in millions)

Assets
 Bonds--Note 6............................  $ 1,400.5   $ 1,216.3    $1,185.8
 Preferred stocks.........................       44.0        35.9        36.5
 Common stocks............................        2.8         3.2         3.1
 Investment in affiliates.................       84.8        80.7        81.7
 Mortgage loans on real estate--Note 6....      456.0       433.1       388.1
 Real estate..............................       24.5        25.0        41.0
 Policy loans.............................      218.9       172.1       137.7
 Cash items:
  Cash in banks...........................       45.4        27.2        11.4
  Temporary cash investments..............      226.6       222.9         8.5
                                            ---------   ---------    --------
                                                272.0       250.1        19.9
 Premiums due and deferred................       73.0        29.9        32.7
 Investment income due and accrued........       43.3        33.2        29.8
 Other general account assets.............       17.6        65.3        47.5
 Assets held in separate accounts.........    8,082.8     8,268.2     6,595.2
                                            ---------   ---------    --------
  Total Assets............................  $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========


Obligations And Stockholder's Equity
Obligations
 Policy reserves..........................  $ 2,207.9   $ 1,866.6    $1,652.0
 Federal income and other taxes
  payable--Note 1.........................       (7.4)       67.3        44.3
 Other general account obligations........      166.3       219.0       150.9
 Transfers from separate accounts, net....     (198.5)     (221.6)     (190.3)
 Asset valuation reserve--Note 1..........       26.7        23.1        21.9
 Obligations related to separate accounts.    8,076.4     8,261.6     6,589.4
                                            ---------   ---------    --------
   Total Obligations......................   10,271.4    10,216.0     8,268.2
                                            =========   =========    ========
Stockholder's Equity
 Common Stock, $50 par value; authorized
  50,000 shares; issued and outstanding
  50,000 shares...........................        2.5         2.5         2.5
 Paid-in capital..........................      572.4       572.4       377.5
 Unassigned deficit--Note 10..............     (126.1)     (177.9)      (49.2)
                                            ---------   ---------    --------
  Total Stockholder's Equity..............      448.8       397.0       330.8
                                            ---------   ---------    --------
 Total Obligations and Stockholder's
  Equity..................................  $10,720.2   $10,613.0    $8,599.0
                                            =========   =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                                                  Year ended December 31
                                                                                              -------------------------------
                                                                                                2000       1999        1998
                                                                                              --------   --------    --------
                                                                                                       (In Millions)
Income
 Premiums..................................................................................   $  945.5   $  950.8    $1,272.3
 Net investment income--Note 3.............................................................      176.7      136.0       122.8
 Other, net................................................................................      475.6      605.4       618.1
                                                                                              --------   --------    --------
                                                                                               1,597.8    1,692.2     2,013.2
Benefits and Expenses
 Payments to policyholders and beneficiaries...............................................      340.8      349.9       301.4
 Additions to reserves to provide for future payments to policyholders and
   beneficiaries...........................................................................      844.4      888.8     1,360.2
 Expenses of providing service to policyholders and obtaining new insurance--Note 5........      363.4      314.4       274.2
 State and miscellaneous taxes.............................................................       25.8       20.5        28.1
                                                                                              --------   --------    --------
                                                                                               1,574.4    1,573.6     1,963.9
                                                                                              --------   --------    --------
Gain From Operations Before Federal Income Tax (Credit) Expense and Net
   Realized Capital Losses.................................................................       23.4      118.6        49.3
Federal income tax (credit) expense--Note 1................................................      (18.0)      42.9        33.1
                                                                                              --------   --------    --------
Gain From Operations Before Net Realized Capital Losses....................................       41.4       75.7        16.2
Net realized capital losses--Note 4........................................................      (18.2)      (1.7)       (0.6)
                                                                                              --------   --------    --------
Net Income.................................................................................       23.2       74.0        15.6
Unassigned deficit at beginning of year....................................................     (177.9)     (49.2)      (58.3)
Net unrealized capital gains (losses) and other adjustments--Note 4........................        8.0       (3.8)       (6.0)
Adjustment to premiums due and deferred....................................................       21.4         --          --
Other reserves and adjustments--Note 10....................................................       (0.8)    (198.9)       (0.5)
                                                                                              --------   --------    --------
Unassigned Deficit at End of Year..........................................................   $ (126.1)  $ (177.9)   $  (49.2)
                                                                                              ========   ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                                   Year ended December 31
                                                                                -----------------------------
                                                                                 2000      1999        1998
                                                                                -------   -------    --------
                                                                                       (In millions)
Cash flows from operating activities:
 Insurance premiums...........................................................  $ 939.9   $ 958.5    $1,275.3
 Net investment income........................................................    166.0     134.2       118.2
 Benefits to policyholders and beneficiaries..................................   (315.1)   (321.6)     (275.5)
 Dividends paid to policyholders..............................................    (26.1)    (25.6)      (22.3)
 Insurance expenses and taxes.................................................   (362.4)   (344.8)     (296.9)
 Net transfers to separate accounts...........................................   (513.0)   (705.3)     (874.4)
 Other, net...................................................................    347.4     540.6       551.3
                                                                                -------   -------    --------
   Net Cash Provided From Operations..........................................    236.7     236.0       475.7
                                                                                -------   -------    --------
Cash flows used in investing activities:
 Bond purchases...............................................................   (450.7)   (240.7)     (618.8)
 Bond sales...................................................................    148.0     108.3       340.7
 Bond maturities and scheduled redemptions....................................     80.0      78.4       111.8
 Bond prepayments.............................................................     29.4      18.7        76.5
 Stock purchases..............................................................     (8.8)     (3.9)      (23.4)
 Proceeds from stock sales....................................................      1.7       3.6         1.9
 Real estate purchases........................................................     (0.4)     (2.2)       (4.2)
 Real estate sales............................................................      0.2      17.8         2.1
 Other invested assets purchases..............................................    (13.8)     (4.5)         --
 Mortgage loans issued........................................................    (85.7)    (70.7)     (145.5)
 Mortgage loan repayments.....................................................     61.6      25.3        33.2
 Other, net...................................................................     23.7     (68.9)     (435.2)
                                                                                -------   -------    --------
  Net Cash Used in Investing Activities.......................................   (214.8)   (138.8)     (660.9)
                                                                                -------   -------    --------

Cash flows from financing activities:
 Capital contribution.........................................................       --     194.9          --
 Net (decrease) increase in short-term note payable...........................       --     (61.9)       61.9
                                                                                -------   -------    --------
  Net Cash Provided From Financing Activities.................................       --     133.0        61.9
                                                                                -------   -------    --------
  Increase (Decrease) in Cash and Temporary Cash Investments..................     21.9     230.2      (123.3)
Cash and temporary cash investments at beginning of year......................    250.1      19.9       143.2
                                                                                -------   -------    --------
   Cash and Temporary Cash Investments at End of Year.........................  $ 272.0   $ 250.1    $   19.9
                                                                                =======   =======    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS


Note 1. Nature of Operations and Significant Accounting Practices

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, writes variable and universal life insurance policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

  Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include:(1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available-for-sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred. The carrying values of investment securities and real estate are reduced through the income statement when there has been a decline in value deemed other than temporary and mortgage loan valuation allowances, if necessary, are established when the Company determines it is probable that it will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement;
(7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and
(9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. GAAP net income for the year ended December 31, 2000 and GAAP shareholder's equity as of December 31, 2000 and 1999 were $99.4 million, $805.6 million and $695.0 million, respectively. The effects of variances from GAAP on net income for the year ended December 31, 1999 have not been determined but are presumed to be material.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  The significant accounting practices of the Company are as follows:

  Permitted Statutory Accounting Practices: In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company will use to prepare its statutory-basis financial statements. The Commonwealth of Massachusetts Division of Insurance has adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company's statutory-basis capital and surplus, the Company will remain in compliance with all regulatory and contractual obligations.

  Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

  Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

  Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The interest rate cap and floor agreements and collars are carried at fair value, with changes in fair value reflected directly in unassigned deficit.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.5 million in 2000, $1.9 million in 1999, and $3.0 million in 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 2000, the IMR, net of 2000 amortization of $1.6 million, amounted to $4.2 million, which is included in other general account obligations. The corresponding 1999 amounts were $2.3 million and $7.4 million, respectively, and the corresponding 1998 amounts were $2.4 and $10.7 million, respectively.

  Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $6.3 million, $8.9 million, and $11.4 million at December 31, 2000, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

  Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

  Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 2000.

  Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

  Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 2000.

  Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $65.1 million in 2000, $10.6 million in 1999, and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

  Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 2000, 1999 or 1998.

  Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Note 2. Investment in Affiliate

  The Company owns all outstanding shares of Investors Partner Life Insurance Company (IPL). IPL manages a block of single premium whole life insurance business and began marketing term life and variable universal life products through brokers in 1999.

  Summarized statutory-basis financial information for IPL for 2000, 1999 and 1998 is as follows:


                                                        2000    1999     1998
                                                       ------  ------  --------
                                                           (In millions)

Total assets........................................   $554.7  $571.0   $587.8
Total liabilities...................................    476.3   499.2    517.5
Total revenues......................................     42.8    35.6     38.8
Net income..........................................      3.3     3.5      3.8


Note 3. Net Investment Income

  Investment income has been reduced by the following amounts:


                                                          2000   1999    1998
                                                          -----  -----  -------
                                                             (In millions)
Investment expenses....................................   $ 9.0  $ 9.5   $ 8.3
Interest expense.......................................      --    1.7     2.4
Depreciation expense...................................     0.6    0.6     0.8
Investment taxes.......................................     0.5    0.3     0.7
                                                          -----  -----   -----
                                                          $10.1  $12.1   $12.2
                                                          =====  =====   =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Net Capital Gains (Losses) and Other Adjustments

  Net realized capital losses consist of the following items:


                                                       2000    1999      1998
                                                      -------  ------  --------
                                                            (In millions)

Net (losses) gains from asset sales................   $(19.5)  $(2.8)   $ 7.6
Capital gains tax..................................     (0.3)    0.2     (2.9)
Amounts transferred to IMR.........................      1.6     0.9     (5.3)
                                                      ------   -----    -----
 Net realized capital losses.......................   $(18.2)  $(1.7)   $(0.6)
                                                      ======   =====    =====

  Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                                                      2000    1999     1998
                                                                                                      -----   -----    -----
                                                                                                          (In millions)
Net gains (losses) from changes in security values and book value adjustments......................   $11.6   $(2.6)   $(2.7)
Increase in asset valuation reserve................................................................    (3.6)   (1.2)    (3.3)
                                                                                                      -----   -----    -----
 Net unrealized capital gains (losses) and other adjustments.......................................   $ 8.0   $(3.8)   $(6.0)
                                                                                                      =====   =====    =====

Note 5. Transactions With Parent

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 2000, 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $162.2 million, $188.3 million, $157.5 million, in 2000, 1999, and 1998, respectively, which has been included in insurance and investment expenses. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by John Hancock includes $0.7 million, $0.2 million, and $0.7 million in 2000, 1999, and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company. John Hancock allocates a portion of the activity related to its defined benefit pension plans to the Company. The pension plan prepaid expense allocated to the Company amounted to $55.0 million and $41.9 million in 2000 and 1999, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Transactions With Parent (continued)

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million, $44.5 million, and $4.9 million of cash for tax, commission, and expense allowances to the Company, which decreased the Company's net gain from operations by $0.9 million in 2000, and increased the Company's net gain from operations by$20.6 million, and $22.2 million in 1999, and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $17.4 million, $40.0 million, and $12.7 million in 2000, 1999, and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $5.6 million, $26.9 million, and $8.4 million in 2000, 1999, and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims in 2000, 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million, $0.8 million, and $1.0 million in 2000, 1999, and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations by $1.1 million in 2000 and $0.5 million in both 1999 and 1998.

  The Company had a $200.0 million line of credit with an affiliate, John Hancock Capital Corp. At December 31, 2000 and 1999, the Company had no outstanding borrowings under this agreement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments

  The statement value and fair value of bonds are shown below:

                                                                                 Gross          Gross
                                                                Statement      Unrealized     Unrealized        Fair
                                                                  Value           Gains         Losses          Value
                                                                ---------      ----------     ----------      ----------
                                                                                (In millions)
December 31, 2000
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.7         $  --          $  --         $    5.7
Obligations of states and political subdivisions..............        1.8            --             --              1.8
Debt securities issued by foreign governments.................       10.9           0.3            0.6             10.6
Corporate securities..........................................    1,158.8          36.4           68.5          1,126.7
Mortgage-backed securities....................................      223.3           3.4            4.6            222.1
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,400.5         $40.1          $73.7         $1,366.9
                                                                 ========         =====          =====         ========

December 31, 1999
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.9            --          $ 0.1         $    5.8
Obligations of states and political subdivisions..............        2.2         $ 0.1            0.1              2.2
Debt securities issued by foreign governments.................       13.9           0.8            0.1             14.6
Corporate securities..........................................      964.9          13.0           59.4            918.5
Mortgage-backed securities....................................      229.4           0.5            7.8            222.1
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,216.3         $14.4          $67.5         $1,163.2
                                                                 ========         =====          =====         ========

December 31, 1998
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies..................   $    5.1         $ 0.1             --         $    5.2
Obligations of states and political subdivisions..............        3.2           0.3             --              3.5
Corporate securities..........................................      925.2          50.4          $15.0            960.6
Mortgage-backed securities....................................      252.3          10.0            0.1            262.2
                                                                 --------         -----          -----         --------
   Total bonds................................................   $1,185.8         $60.8          $15.1         $1,231.5
                                                                 ========         =====          =====         ========

  The statement value and fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less.................................  $   72.4    $   72.5
Due after one year through five years...................     424.2       427.7
Due after five years through ten years..................     428.5       419.5
Due after ten years.....................................     252.1       225.1
                                                          --------    --------
                                                           1,177.2     1,144.8
Mortgage-backed securities..............................     223.3       222.1
                                                          --------    --------
                                                          $1,400.5    $1,366.9
                                                          ========    ========

  Gross gains of $0.9 million in 2000, $0.3 million in 1999, and $3.4 million in 1998 and gross losses of $3.0 million in 2000, $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 2000, bonds with an admitted asset value of $9.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million at December 31, 2000 and 1999 and $2.1 million at December 31, 1998. At December 31, 2000, gross unrealized appreciation on common stocks totaled $1.5 million, and gross unrealized depreciation totaled $1.8 million. The fair value of preferred stock totaled $41.6 million, $35.9 million, and $36.5 million at December 31, 2000, 1999, and 1998, respectively.

  Bonds with amortized cost of $5.1 million were non-income producing for the twelve months ended December 31, 2000.

  At December 31, 2000, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                           Statement    Geographic                 Statement
Property Type                Value      Concentration                Value
-------------            -------------  -------------           ---------------
                         (In millions)                           (In millions)
Apartments.............     $ 93.7      East North Central.....     $ 64.3
Hotels.................       13.0      East South Central.....       20.9
Industrial.............       63.5      Middle Atlantic........       20.9
Office buildings.......       84.7      Mountain...............       27.0
Retail.................       35.4      New England............       23.4
Agricultural...........      142.5      Pacific................      108.0
Other..................       23.2      South Atlantic.........      120.7
                            ------
                                        West North Central.....       16.0
                                        West South Central.....       51.5
                                        Other..................        3.3
                                                                    ------
                            $456.0                                  $456.0
                            ======                                  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6.  Investments (continued)

  At December 31, 2000, the fair values of the commercial and agricultural mortgage loans portfolios were $317.5 million and $149.8 million, respectively. The corresponding amounts as of December 31, 1999 were approximately $323.5 million and $98.2 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 2000 were 12.84% and 8.29% for agricultural loans, and 8.94% and 8.07% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

Note 7.  Reinsurance

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 2000 were $588.1 million, $187.3 million, and $19.9 million, respectively. The corresponding amounts in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively, and the corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk

  The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           2000
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     2000           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........      $     --         $  --       $   --
Futures contracts to buy securities..........            43           0.1          0.1
Interest rate swap agreements................      $1,150.0            --
Interest rate cap agreements.................         239.4           2.1          2.1
Currency rate swap agreements................          22.3            --         (0.6)
Equity collar agreements.....................            --           0.4          0.4
Interest rate floor agreements...............         361.4           1.4          1.4

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           1999
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     1999           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........           362         $ 0.6       $  0.6
Interest rate swap agreements................      $  965.0            --         11.5
Interest rate cap agreements.................         239.4           5.6          5.6
Currency rate swap agreements................          15.8            --         (1.6)

                                                  Number of
                                                  Contracts/      Assets (Liabilities)
                                               Notional Amounts           1999
                                               ----------------  ---------------------
                                                                  Carrying       Fair
                                                     1999           Value        Value
                                               ----------------  -----------  -----------
                                                           ($ In millions)
Futures contracts to sell securities.........           947         $(0.5)      $ (0.5)
Interest rate swap agreements................      $  365.0            --        (17.7)
Interest rate cap agreements.................          89.4           3.1          3.1
Currency rate swap agreements................          15.8            --         (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk (continued)

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

  The futures contracts expire in 2001. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 9. Policy Reserves, Policyholders' and Beneficiaries' Funds and Obligations Related To Separate Accounts

  The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                                             December 31, 2000   Percent
                                                                             -----------------  ---------
                                                                                   (In millions)
Subject to discretionary withdrawal (with adjustment)
 With market value adjustment..............................................      $   30.3          1.1%
 At book value less surrender charge.......................................          54.7          2.1
 At market value...........................................................       2,250.3         84.8
                                                                                 --------        -----
  Total with adjustment....................................................       2,335.3         88.0
Subject to discretionary withdrawal at book value (without adjustment).....         312.8         11.8
Not subject to discretionary withdrawal--general account...................           7.1          0.2
                                                                                 --------        -----
  Total annuity reserves and deposit liabilities...........................      $2,655.2        100.0%
                                                                                 ========        =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Commitments and Contingencies

  The Company has extended commitments to purchase long-term bonds issue real estate mortgages and purchase other assets totaling $33.5 million, $6.3 million and $14.7 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $56.4 million at December 31, 2000. The majority of these commitments expire in 2001.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 2000 amounted to $39.5 million and is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                       December 31
                                                         ---------------------------------------
                                                                2000                 1999
                                                         ------------------   ------------------
                                                         Carrying    Fair     Carrying     Fair
                                                          Amount     Value     Amount      Value
                                                         --------  ---------  --------  ----------
                                                                      (In millions)
Assets
Bonds--Note 6..........................................  $1,400.5  $1,366.9   $1,216.3   $1,163.2
Preferred stocks--Note 6...............................      44.0      41.6       35.9       35.9
Common stocks--Note 6..................................       2.8       2.8        3.2        3.2
Mortgage loans on real estate--Note 6..................     456.0     467.3      433.1      421.7
Policy loans--Note 1...................................     218.9     218.9      172.1      172.1
Cash items--Note 1.....................................     272.0     272.0      250.1      250.1

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................       0.1       0.1        0.6        0.6
Interest rate swaps....................................        --      (0.4)        --       11.5
Currency rate swaps....................................        --      (0.6)        --       (1.6)
Interest rate caps.....................................       2.1       2.1        5.6        5.6
Equity collar agreements...............................        --       0.4         --         --

Liabilities
Commitments--Note 10...................................        --      56.4         --       19.4

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments (continued)

                                                             December 31
                                                         -------------------
                                                                 1998
                                                         -------------------
                                                         Carrying      Fair
                                                          Amount      Value
                                                         ---------  ---------
                                                             (In millions)
Assets
Bonds--Note 6..........................................  $1,185.8    $1,231.5
Preferred stocks--Note 6...............................      36.5        36.5
Common stocks--Note 6..................................       3.1         3.1
Mortgage loans on real estate--Note 6..................     388.1       401.3
Policy loans--Note 1...................................     137.7       137.7
Cash items--Note 1.....................................      19.9        19.9

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................      (0.5)       (0.5)
Interest rate swaps....................................        --       (17.7)
Currency rate swaps....................................        --        (3.3)
Interest rate caps.....................................       3.1         3.1

Liabilities
Commitments--Note 10...................................        --        32.1

  The carrying amounts in the tables are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                                     Amount at Which
                                                                                                      Shown in the
                                                                                                      Consolidated
                     Type of Investment                                          Cost (2)    Value    Balance Sheet
                     ------------------                                          --------    -----   ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities..............      16.1       16.7         16.7
States, municipalities and political subdivisions.............................       6.8        6.7          6.7
Foreign governments...........................................................      11.1       10.8         10.8
Public utilities..............................................................      49.1       50.1         50.1
Convertibles and bonds with warrants attached.................................      13.7       13.6         13.6
All other corporate bonds.....................................................     877.1      871.5        871.5
Certificates of deposits......................................................       0.0        0.0          0.0
Redeemable preferred stock....................................................      44.9       42.4         42.4
                                                                                 -------    -------      -------
Total fixed maturity securities, available-for-sale...........................   1,018.8    1,011.8      1,011.8
                                                                                 -------    -------      -------

Equity securities, available-for-sale:
Common stocks:
Public utilities..............................................................       0.0        0.0          0.0
Banks, trust and insurance companies..........................................       0.0        0.0          0.0
Industrial, miscellaneous and all other.......................................       4.0        4.8          4.8
Non-redeemable preferred stock................................................       3.1        3.3          3.3
                                                                                 -------    -------      -------
Total equity securities, available-for-sale...................................       7.1        8.1          8.1
                                                                                 -------    -------      -------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities..............       0.0        0.0          0.0
States, municipalities and political subdivisions.............................       1.9        1.9          1.9
Foreign governments...........................................................       0.0        0.0          0.0
Public utilities..............................................................      42.5       43.4         42.5
Convertibles and bonds with warrants attached.................................      13.3       11.1         13.3
All other corporate bonds.....................................................     657.7      630.4        657.7
Certificates of deposits......................................................       0.0        0.0          0.0
Redeemable preferred stock....................................................       0.0        0.0          0.0
                                                                                 -------    -------      -------
Total fixed maturity securities, held-to-maturity.............................     715.4      686.8        715.4
                                                                                 -------    -------      -------

Equity securities, trading:
Common stocks:
Public utilities..............................................................
Banks, trust and insurance companies..........................................
Industrial, miscellaneous and all other.......................................
Non-redeemable preferred stock................................................
Total equity securities, trading..............................................       0.0        0.0          0.0
                                                                                 -------    -------      -------
Mortgage loans on real estate, net (1)........................................     559.8       XXXX        554.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (continued)

                            As of December 31, 2000
                            (in millions of dollars)


                                                             Amount at Which
                                                               Shown in the
                                                               Consolidated
                                          Cost (2)   Value     Balance Sheet
                                          --------   -----   ----------------
Real estate, net:
Investment properties (1)...............     23.9      XXXX          23.9
Acquired in satisfaction of debt (1)....      0.0      XXXX           0.0
Policy loans............................    334.2      XXXX         334.2
Other long-term investments (2).........     34.8      XXXX          34.8
Short-term investments..................     21.7      XXXX          21.7
                                          -------   -------       -------
 Total investments......................  2,715.7   1,706.7       2,704.7
                                          =======   =======       =======

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.

(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

See accompanying independent auditors' report.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

       As of December 31, 2000, 1999 and 1998 and for the Year then ended
                            (in millions of dollars)


                                                           Future Policy                 Other
                                              Deferred       Benefits,                   Policy
                                               Policy      Losses, Claims              Claims and
                                             Acquisition      and Loss      Unearned    Benefits    Premium
               Segment                          Costs         Expenses      Premiums    Payable     Revenue
               -------                      ------------  ---------------  ---------   ----------   -------
GAAP
2000:
Protection..................................   $819.3        $2,698.4        $212.0      $11.1      $   28.6
Asset Gathering.............................    174.8            70.0            --         --            --
                                               ------        --------        ------      -----      --------
 Total......................................   $994.1        $2,768.4        $212.0      $11.1      $   28.6
                                               ------        --------        ------      -----      --------
Statutory Basis
2000:
 Variable Products..........................      N/A        $2,206.0        $  8.8      $16.4      $  945.4
                                               ------        --------        ------      -----      --------
1999:
 Variable Products..........................      N/A        $1,864.9        $  3.9      $15.4      $  950.8
                                               ------        --------        ------      -----      --------
1998:
 Variable Products..........................      N/A        $1,651.7        $  2.3      $13.1      $1,272.3
                                               ------        --------        ------      -----      --------

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       As of December 31, 2000, 1999 and 1998 and for the year then ended
                            (in millions of dollars)


                                                                        Amortization Of
                                                       Benefits,        Deferred Policy
                                                    Claims, Losses,    Acquisition Costs,
                                           Net            And          Excluding Amounts       Other
                                       Investment      Settlement     Related To Realized    Operating
       Segment                           Income         Expenses        Investment Gains      Expenses
       -------                         ----------   ---------------   -------------------    ---------
GAAP
2000:
Protection...........................    $215.9         $  242.2             $17.6             $100.5
Asset Gathering......................      (2.5)             6.4              16.4               16.3
                                         ------         --------             -----             ------
 Total...............................    $213.4         $  248.6             $34.0             $116.8
                                         ------         --------             -----             ------
Statutory Basis
2000:
 Variable Products...................    $176.7         $1,185.2               N/A             $389.2
                                         ------         --------             -----             ------
1999:
 Variable Products...................    $136.0         $1,238.7               N/A             $334.9
                                         ------         --------             -----             ------
1998:
 Variable Products...................    $122.8         $1,661.6               N/A             $302.3
                                         ------         --------             -----             ------

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                          SCHEDULE IV -- REINSURANCE

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                   Percentage
                                              Ceded to     Assumed                  of Amount
                                     Gross      Other    from Other                  Assumed
                                    Amount    Companies   Companies   Net Amount     to Net
                                    ------    ---------  ----------   ----------   ----------
GAAP
2000
Life insurance in force...........  $98,737.2  $39,495.8     $37.1     $59,278.5       0.1%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $    34.1  $     5.5     $  --     $    28.6       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $    34.1  $     5.5     $  --     $    28.6       0.0%
                                    =========  =========     =====     =========       ===
Statutory Basis
2000
Life insurance in force...........  $96,574.3  $38,059.7     $  --     $58,514.6       0.0%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
                                    =========  =========     =====     =========       ===
1999
Life insurance in force...........  $74,831.8  $ 8,995.0     $  --     $55,836.8       0.0%
                                    ---------  ---------     -----     ---------       ---
Premiums:
Life insurance....................  $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
Accident and health insurance.....         --         --        --            --       0.0%
P&C...............................         --         --        --            --       0.0%
                                    ---------  ---------     -----     ---------       ---
  Total...........................  $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
                                    =========  =========     =====     =========       ===

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                      Percentage
                                                   Ceded to   Assumed                  of Amount
                                         Gross      Other    from Other      Net        Assumed
                                        Amount    Companies   Companies    Amount       to Net
                                        ------    ---------  ----------    ------     ----------
1998
Life insurance in force..............  $62,628.7  $15,302.1      $--      $47,326.6      0.0%
                                       ---------  ---------      ---      ---------      ---
Premiums:
Life insurance.......................  $ 1,862.5  $   590.2      $--      $ 1,272.3      0.0%
Accident and health insurance........         --         --       --             --      0.0%
P&C..................................         --         --       --             --      0.0%
                                       ---------  ---------      ---      ---------      ---
  Total..............................  $ 1,862.5  $   590.2      $--      $ 1,272.3      0.0%
                                       =========  =========      ===      =========      ===

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

                                                    Audited Financial Statements



                                                    John Hancock Variable
                                                    Annuity Account I

                                                    Year ended December 31, 2000

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                         AUDITED FINANCIAL STATEMENTS

                         Year ended December 31, 2000


                                   Contents


Report of Independent Auditors...........................................

Audited Financial Statements

Statement of Assets and Liabilities......................................
Statement of Operations..................................................
Statements of Changes in Net Assets......................................
Notes to Financial Statements............................................

                        Report of Independent Auditors

To the Policyholders of
John Hancock Variable Annuity Account I
  of John Hancock Variable Life Insurance Company


We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account I (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, High Yield Bond, Global Bond, Large Cap Aggressive Growth, Small/Mid Cap Value, Large Cap Value CORE, International Equity, Mid Cap Blend, Aggressive Balanced, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Large/Mid Cap Value, and Core Bond Subaccounts) as of December 31, 2000, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account I at December 31, 2000, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

February 13, 2001

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000

                                                               Large                           Emerging Markets    International
                                                             Cap Growth        Active Bond          Equity         Equity Index
                                                             Subaccount         Subaccount        Subaccount        Subaccount
                                                             ----------        -----------     ----------------    -------------
Assets
Investment in shares of portfolios of John Hancock
  Variable Series Trust I, at value......................   $240,353,702       $118,553,998       $6,768,664        $26,700,750
Receivable from John Hancock Variable Series Trust I.....         58,162             32,899          152,100              9,389
                                                            ------------       ------------       ----------        -----------
Total assets.............................................    240,411,864        118,586,897        6,920,764         26,710,139
Liabilities
Payable to John Hancock Variable Life Insurance
  Company................................................         28,739             18,706          151,278              6,193
Assets charges payable...................................         29,423             14,193              822              3,196
                                                            ------------       ------------       ----------        -----------
Total liabilities........................................         58,162             32,899          152,100              9,389
                                                            ------------       ------------       ----------        -----------
Net assets...............................................   $240,353,702       $118,553,998       $6,768,664        $26,700,750
                                                            ============       ============       ==========        ===========


                                                                                                    Mid Cap        Large Cap
                                                          Small Cap Growth     Global Balanced       Growth          Value
                                                             Subaccount          Subaccount        Subaccount      Subaccount
                                                          ----------------     ---------------     ----------      ----------
Assets
Investment in shares of portfolios of John Hancock
  Variable Series Trust I, at value.....................     $69,602,351         $7,041,477       $131,896,716     $72,749,257
Receivable from John Hancock Variable Series Trust I....          53,913              7,703            299,757          18,543
                                                             -----------         ----------       ------------     -----------
Total assets............................................      69,656,264          7,049,180        132,196,473      72,767,800
Liabilities
Payable to John Hancock Variable Life Insurance
  Company...............................................          45,392              6,857            283,664           9,746
Assets charges payable..................................           8,521                846             16,093           8,797
                                                             -----------         ----------       ------------     -----------
Total liabilities.......................................          53,913              7,703            299,757          18,543
                                                             -----------         ----------       ------------     -----------
Net assets..............................................     $69,602,351         $7,041,477       $131,896,716     $72,749,257
                                                             ===========         ==========       ============     ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                               December 31, 2000

                                                        Small/Mid
                             Money         Mid Cap         Cap
                             Market         Value        Growth      Bond Index
                           Subaccount     subaccount   Subaccount    Subaccount
                           ----------     ----------   ----------    ----------
Assets
Investment in shares of
 portfolios of John
 Hancock Variable Series
 Trust I, at value......   $97,389,376    $42,848,365 $ 54,779,320    $4,414,183
Receivable from John
 Hancock Variable
 Series Trust I.........       274,946        130,529       35,193        12,972
                           -----------    ----------- ------------  ------------
Total assets............    97,664,322     42,978,894   54,814,513     4,427,155

Liabilities
Payable to John Hancock
 Variable Life
 Insurance Company......       263,438        125,370       28,384        12,455
Assets charges payable..        11,508          5,158        6,810           516
                           -----------    ----------- ------------  ------------
Total liabilities.......       274,946        130,528       35,194        12,971
                           -----------    ----------- ------------  ------------
Net assets..............   $97,389,376    $42,848,366 $ 54,779,319    $4,414,184
                           ===========    =========== ============  ============

                          Small/Mid Cap   Real Estate   Growth &
                              CORE          Equity       Income       Managed
                           Subaccount     Subaccount   Subaccount   Subaccount
                          -------------   -----------  ----------   ----------
Assets
Investment in shares
 of portfolios of John
 Hancock Variable Series
 Trust I, at value......   $ 3,061,204    $20,804,249 $499,940,104  $589,124,080
Receivable from John
 Hancock Variable Series
 Trust I................         1,549         38,207      586,874       120,584
                           -----------    ----------- ------------ -------------
Total assets............     3,062,753     20,842,456  500,526,978   589,244,664

Liabilities
Payable to John
 Hancock Variable Life
 Insurance Company......         1,184         35,631      525,602        49,361
Assets charges payable..           364          2,576       61,271        71,223
                           -----------    ----------- ------------ -------------
Total liabilities.......         1,548         38,207      586,873       120,584
                           -----------    ----------- ------------ -------------
Net assets..............   $ 3,061,205    $20,804,249 $499,940,105  $589,124,080
                           ===========    =========== ============ =============

 See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                               December 31, 2000

                          Short Term    Small Cap   International      Equity
                             Bond        Equity     Opportunities      Index
                          Subaccount   Subaccount     Subaccount     Subaccount
                          ----------   ----------   -------------    ----------
Assets
Investment in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value..................  $31,582,237  $18,953,711   $20,270,097    $135,162,144
Receivable from John
 Hancock Variable
 Series Trust I.........       23,950        6,200        54,063         147,172
                          -----------  -----------   -----------    ------------
Total assets............   31,606,187   18,959,911    20,324,160     135,309,316

Liabilities
Payable to John
 Hancock Variable Life
 Insurance Company......       20,179        3,893        51,651         130,878
Assets charges payable..        3,772        2,307         2,412          16,295
                          -----------  -----------   -----------    ------------
Total liabilities.......       23,951        6,200        54,063         147,173
                          -----------  -----------   -----------    ------------
Net assets..............  $31,582,236  $18,953,711   $20,270,097    $135,162,143
                          ===========  ===========   ===========    ============

                                                      Large Cap
                          High Yield     Global      Aggressive      Small/Mid
                             Bond         Bond         Growth        Cap Value
                          Subaccount   Subaccount    Subaccount      Subaccount
                          ----------   ----------    ----------      ----------
Assets
Investment in shares
 of portfolios of John
 Hancock Variable Series
 Trust I, at value......  $ 3,714,588  $35,242,269   $  983,214     $  5,322,372
Receivable from John
 Hancock Variable
 Series Trust I.........        5,609       17,313          143           52,551
                          -----------  -----------   ----------     ------------
Total assets............    3,720,197   35,259,582      983,357        5,374,923

Liabilities
Payable to John
 Hancock Variable Life
 Insurance Company......        5,175       13,142           28           51,924
Assets charges payable..          434        4,171          115              627
                          -----------  -----------   ----------     ------------
Total liabilities.......        5,609       17,313          143           52,551
                          -----------  -----------   ----------     ------------
Net assets..............  $ 3,714,588  $35,242,269   $  983,214     $  5,322,372
                          ===========  ===========   ==========     ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                               December 31, 2000

                                                                      Large Cap   International                   Aggressive
                                                                      Value CORE      Equity       Mid Cap Blend   Balanced
                                                                      Subaccount    Subaccount       Subaccount   Subaccount
                                                                      ----------  -------------    -------------  ----------
Assets
Investment in shares of portfolios of John Hancock
 Variable Series Trust I, at value.................................    $217,235      $158,813       $2,454,977     $198,479
Receivable from John Hancock Variable Series Trust I...............          26            18           55,114           23
                                                                       --------      --------       ----------     --------
Total assets.......................................................     217,261       158,831        2,510,091      198,502
Liabilities
Payable to John Hancock Variable Life Insurance Company............          --            --           54,827           --
Assets charges payable.............................................          26            18              287           23
                                                                       --------      --------       ----------     --------
Total liabilities..................................................          26            18           55,114           23
                                                                       --------      --------       ----------     --------
Net assets.........................................................    $217,235      $158,813       $2,454,977     $198,479
                                                                       ========      ========       ==========     ========


                                                                                     Fundamental    Large/Mid        Core
                                                                                        Growth      Cap Value        Bond
                                                                                      Subaccount   Subaccount     Subaccount
                                                                                     -----------   ----------     ----------
Assets
Investment in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................................     $3,938,914      $405,279      $18,997
Receivable from John Hancock Variable Series Trust I.............................          3,064        50,902            2
                                                                                      ----------   -----------     --------
Total assets.....................................................................      3,941,978       456,181       18,999
Liabilities
Payable to John Hancock Variable Life Insurance Company..........................          2,591        50,859           --
Assets charges payable...........................................................            473            42            2
                                                                                      ----------   -----------     --------
Total liabilities................................................................          3,064        50,901            2
                                                                                      ----------   -----------     --------
Net assets.......................................................................     $3,938,914      $405,280      $18,997
                                                                                      ==========   ===========     ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                           STATEMENTS OF OPERATIONS

                   Years and periods ended December 31, 2000

                                                                                                        Emerging
                                                                   Large                                 Markets     International
                                                                Cap Growth         Active Bond           Equity       Equity Index
                                                                Subaccount          Subaccount         Subaccount      Subaccount
                                                               --------------      ------------        ------------   -------------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I.....................................  $  38,448,262       $ 7,544,908         $   602,558     $ 1,419,037
Expenses:
 Mortality and expense risks.................................      4,265,968         1,711,251             140,129         462,960
                                                               -------------       -----------         -----------     -----------
Net investment income........................................     34,182,294         5,833,657             462,429         956,077
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)....................................      8,528,313        (1,256,572)            316,493       1,002,123
 Net unrealized appreciation (depreciation)
  during the year............................................   (100,308,081)        5,273,102          (6,239,736)     (8,313,893)
                                                               -------------       -----------         -----------     -----------
Net realized and unrealized gain (loss) on investments.......    (91,779,768)        4,016,530          (5,923,243)     (7,311,770)
                                                               -------------       -----------         -----------     -----------
Net increase (decrease) in net assets resulting from
 operations..................................................  $ (57,597,474)      $ 9,850,187         $(5,460,814)    $(6,355,693)
                                                               =============       ===========         ===========     ===========



                                                                 Small Cap                               Mid Cap      Large Cap
                                                                  Growth         Global Balanced         Growth         Value
                                                                Subaccount          Subaccount         Subaccount     Subaccount
                                                                -----------      ---------------      ------------   ------------
Investment income:
Distributions received from the portfolios of
 John Hancock Variable Series Trust I........................  $  6,846,315        $   346,000       $  21,750,793    $  3,993,387
Expenses:
 Mortality and expense risks.................................     1,247,003            110,396           2,797,448         950,466
                                                               ------------        -----------       -------------    ------------
Net investment income........................................     5,599,312            235,604          18,953,345       3,042,921
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)....................................     3,803,070            (56,665)         13,913,720       1,176,156
 Net unrealized appreciation (depreciation) during the
  year.......................................................   (35,118,496)        (1,033,910)       (120,345,150)      2,952,363
                                                               ------------        -----------       -------------    ------------
Net realized and unrealized   gain (loss) on
 investments.................................................   (31,315,426)        (1,090,575)       (106,431,430)      4,128,519
                                                               ------------        -----------       -------------    ------------
Net increase (decrease) in net assets resulting from
  operations.................................................  $(25,716,114)       $  (854,971)      $ (87,478,085)      7,171,440
                                                               ============        ===========       =============    ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                   Years and periods ended December 31, 2000

                                                                        Money         Mid Cap    Small/Mid Cap       Bond
                                                                        Market         Value         Growth         Index
                                                                      Subaccount    Subaccount     Subaccount     Subaccount
                                                                      ----------    ----------     ----------     ----------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I..........................................    $6,379,377    $4,428,744   $   5,655,690    $    211,554
Expenses:
 Mortality and expense risks......................................     1,515,797       518,556         831,751          44,626
                                                                      ----------    ----------   -------------    ------------
Net investment income.............................................     4,863,580     3,910,188       4,823,939         166,928
Net realized and unrealized gain (loss) on investments:
 Net realized (loss)..............................................            --      (398,110)       (207,296)        (20,368)
 Net unrealized appreciation
  (depreciation) during the year..................................            --     5,101,775        (571,116)        181,505
                                                                      ----------    ----------   -------------    ------------
Net realized and unrealized gain (loss) on investments............            --     4,703,665        (778,412)        161,137
                                                                      ----------    ----------   -------------    ------------
Net increase in net assets resulting from operations..............    $4,863,580    $8,613,853   $   4,045,527    $    328,065
                                                                      ==========    ==========   =============    ============

                                                                       Small/Mid    Real Estate    Growth &
                                                                       Cap CORE       Equity        Income          Managed
                                                                      Subaccount    Subaccount    Subaccount       Subaccount
                                                                      ----------    ----------    ----------       ----------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I..........................................    $  132,870    $1,772,960   $  93,870,060    $ 64,113,111
Expenses:
 Mortality and expense risks......................................        38,812       248,313       8,559,403       8,986,049
                                                                      ----------    ----------   -------------    ------------
Net investment income.............................................        94,058     1,524,647      85,310,657      55,127,062
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................        74,299      (777,109)     12,880,941       4,812,744
 Net unrealized appreciation (depreciation)
  during the year.................................................      (187,688)    3,486,127    (184,133,054)    (69,181,388)
                                                                      ----------    ----------   -------------    ------------
Net realized and unrealized gain (loss) on investments............      (113,389)    2,709,018    (171,252,113)    (64,368,644)
                                                                      ----------    ----------   -------------    ------------
Net increase (decrease) in net assets resulting from
 operations.......................................................    $  (19,331)   $4,233,665   $ (85,941,456)   $ (9,241,582)
                                                                      ==========    ==========   =============    ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                   Years and periods ended December 31, 2000

                                                                      Short-Term       Small Cap       International      Equity
                                                                         Bond           Equity         Opportunities      Index
                                                                      Subaccount      Subaccount        Subaccount      Subaccount
                                                                      ----------      ----------        ----------      ----------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I..........................................    $1,933,422      $ 1,526,931      $ 1,213,080     $  7,020,004
Expenses:
 Mortality and expense risks......................................       454,140          314,192          296,586        2,124,802
                                                                      ----------      -----------      -----------     ------------
Net investment income.............................................     1,479,282        1,212,739          916,494        4,895,202
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................      (172,407)        (409,781)         684,857        4,914,310
 Net unrealized appreciation (depreciation)
  during the year.................................................       633,709       (2,948,219)      (5,770,232)     (25,530,057)
                                                                      ----------      -----------      -----------     ------------
Net realized and unrealized gain (loss) on investments............       461,302       (3,358,000)      (5,085,375)     (20,615,747)
                                                                      ----------      -----------      -----------     ------------
Net increase (decrease) in net assets resulting from
 operations.......................................................    $1,940,584      $(2,145,261)     $(4,168,881)    $(15,720,545)
                                                                      ==========      ===========      ===========     ============

                                                                                                       Large Cap
                                                                     High Yield                       Aggressive       Small/Mid
                                                                        Bond          Global Bond       Growth         Cap Value
                                                                     Subaccount       Subaccount      Subaccount       Subaccount
                                                                     ----------       ----------      ----------       ----------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I...........................................   $  283,208      $ 2,119,974      $    18,026     $    690,953
Expenses:
 Mortality and expense risks.......................................       45,040          510,360            6,339           24,749
                                                                      ----------      -----------      -----------     ------------
Net investment income..............................................      238,168        1,609,614           11,687          666,204
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..........................................     (115,297)        (383,421)          11,945           26,896
 Net unrealized appreciation (depreciation)
  during the year..................................................     (545,461)       2,172,446         (251,150)        (344,246)
                                                                      ----------      -----------      -----------     ------------
Net realized and unrealized gain (loss) on investments.............     (660,758)       1,789,025         (239,205)        (317,350)
                                                                      ----------      -----------      -----------     ------------
Net increase (decrease) in net assets resulting from
 operations........................................................   $ (422,590)     $ 3,398,639      $  (227,518)    $    348,854
                                                                      ==========      ===========      ===========     ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                   Years and Periods Ended December 31, 2000

                                                                            Large Cap   International    Mid Cap     Aggressive
                                                                            Value CORE      Equity        Blend       Balanced
                                                                            Subaccount    Subaccount    Subaccount   Subaccount
                                                                            ----------  --------------  ----------  -----------
Investment income:
Distributions received from the portfolios of John Hancock
  Variable Series Trust I...............................................      $3,050       $  5,605       $ 99,702      $  1,812
Expenses:
  Mortality and expense risks...........................................         884            867          8,624           916
                                                                              ------       --------       --------      --------
Net investment income...................................................       2,166          4,738         91,078           896
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...............................................         494            (69)       (19,202)          287
 Net unrealized appreciation (depreciation) during the year.............       3,674        (17,524)       (63,722)      (12,233)
                                                                              ------       --------       --------      --------
Net realized and unrealized gain (loss) on investments..................       4,168        (17,593)       (82,924)      (11,946)
                                                                              ------       --------       --------      --------
Net increase (decrease) in net assets resulting from operations.........      $6,334       $(12,855)      $  8,154      $(11,050)
                                                                              ======       ========       ========      ========

                                                                                             Fundamental   Large/Mid
                                                                                                Growth     Cap Value    Core Bond
                                                                                              Subaccount   Subaccount   Subaccount
                                                                                             ------------  ----------  ------------
Investment income:
Distributions received from the portfolios of John Hancock
 Variable Series Trust I.............................................................   $   403,888        $ 5,251          $279
Expenses:
 Mortality and expense risks.........................................................        21,917          1,232            36
                                                                                        -----------        -------          ----
Net investment income................................................................       381,971          4,019           243
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)............................................................      (120,350)         4,011             1
 Net unrealized appreciation (depreciation) during the year..........................    (1,181,717)        10,038           278
                                                                                        -----------        -------          ----
Net realized and unrealized gain (loss) on investments...............................    (1,302,067)        14,049           279
                                                                                        -----------        -------          ----
Net increase (decrease) in net assets resulting from operations.....................    $  (920,096)       $18,068          $522
                                                                                        ===========        =======          ====

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS

                   Years and Periods Ended December 31, 2000

                                                      Large                                                 Emerging Markets
                                                    Cap Growth                    Active Bond                    Equity
                                                    Subaccount                    Subaccount                   Subaccount
                                          ----------------------------   ---------------------------   ----------------------------
                                              2000            1999           2000           1999          2000            1999
                                          --------------  -------------  -------------  -------------  ------------  --------------
Increase (decrease) in net assets
  from operations:
  Net investment income................   $  34,182,294   $ 38,704,625  $   5,833,657   $  7,523,637  $    462,429   $     164,911
  Net realized gain (loss).............       8,528,313      2,482,726     (1,256,572)      (684,781)      316,493          39,363
  Net unrealized appreciation
   (depreciation) during the period....    (100,308,081)     6,149,549      5,273,102     (9,868,523)   (6,239,736)      1,088,139
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net increase (decrease) in net assets
  resulting from operations............     (57,597,474)    47,336,900      9,850,187     (3,029,667)   (5,460,814)      1,292,413
From contractowner transactions:
  Net premiums from contractowners.....      65,335,187     70,890,441      9,556,721     35,637,800     8,973,622       4,101,310
  Net benefits to contractowners.......     (40,890,449)   (27,628,451)   (24,918,718)   (28,415,593)   (1,941,335)       (198,848)
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net increase (decrease) in net assets
  from contractowner transactions......      24,444,738     43,261,990    (15,361,997)     7,222,207     7,032,287       3,902,462
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net increase (decrease) in net assets..     (33,152,736)    90,598,890     (5,511,810)     4,192,540     1,571,473       5,194,875
Net assets at beginning of period......     273,506,438    182,907,548    124,065,808    119,873,268     5,197,191           2,316
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net assets at end of period............   $ 240,353,702   $273,506,438  $ 118,553,998   $124,065,808  $  6,768,664   $   5,197,191
                                          =============   ============  =============   ============  ============   =============

                                                    International
                                                    Equity Index               Small Cap Growth            Global Balanced
                                                     Subaccount                   Subaccount                 Subaccount
                                          -----------------------------  ----------------------------  ---------------------------
                                              2000            1999           2000           1999          2000            1999
                                          --------------  -------------  -------------  -------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income................    $     956,077   $    732,992  $   5,599,312   $  7,122,800  $    235,604   $     594,542
 Net realized gain (loss).............        1,002,123        119,765      3,803,070        760,451       (56,665)         65,716
 Net unrealized appreciation
  (depreciation) during the period....       (8,313,893)     6,907,603    (35,118,496)    15,922,016    (1,033,910)       (355,989)
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net increase (decrease) in net assets
  resulting from operations...........       (6,355,693)     7,760,360    (25,716,114)    23,805,267      (854,971)       304,269
From contractowner transactions:
 Net premiums from contractowners.....        4,530,688     10,133,584     36,537,939     14,890,025       678,189       1,492,592
 Net benefits to contractowners.......       (8,443,242)    (2,777,900)    (4,854,211)    (3,594,981)   (1,260,217)     (1,394,929)
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net increase (decrease) in net assets
  from contractowner transactions.....       (3,912,554)     7,355,684     31,683,728     11,295,044      (582,028)         97,663
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net increase (decrease) in net
  assets..............................     (10,268,247)    15,116,044      5,967,614     35,100,311    (1,436,999)        401,932
Net assets at beginning of period.....       36,968,997     21,852,953     63,634,737     28,534,426     8,478,476       8,076,544
                                          -------------   ------------  -------------   ------------  ------------   -------------
Net assets at end of period...........    $  26,700,750   $ 36,968,997  $  69,602,351   $ 63,634,737  $  7,041,477   $   8,478,476
                                          =============   ============  =============   ============  ============   =============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                     Years and periods ended December 31,

                                               Mid Cap Growth                Large Cap Value                  Money Market
                                                 Subaccount                    Subaccount                      Subaccount
                                        ----------------------------   ---------------------------    ----------------------------
                                            2000            1999           2000           1999            2000             1999
                                        --------------  -------------  -------------  -------------   --------------  ------------
Increase (decrease) in net assets
 from operations:
 Net investment income................. $  18,953,345   $ 16,319,724   $  3,042,921   $  3,612,997   $   4,863,580    $  3,538,453
 Net realized gain.....................    13,913,720      3,027,307      1,176,156      1,792,564              --              --
 Net unrealized appreciation
  (depreciation) during the period.....  (120,345,150)    59,945,439      2,952,363     (4,844,000)             --              --
                                        -------------   ------------   ------------   ------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations.............   (87,478,085)    79,292,470      7,171,440        561,561       4,863,580       3,538,453
From contractowner transactions:
 Net premiums from contractowners......    71,460,179     58,556,195     10,428,322     19,977,860      67,485,655     151,529,700
 Net benefits to contractowners........   (24,181,991)    (8,199,606)   (11,309,563)   (13,298,252)   (117,965,591)    (92,162,602)
                                        -------------   ------------   ------------   ------------   -------------    ------------
Net increase (decrease) in net assets
 from contractowner transactions.......    47,278,188     50,356,589       (881,241)     6,679,608     (50,479,936)     59,367,098
                                        -------------   ------------   ------------   ------------   -------------    ------------
Net increase (decrease) in net assets..   (40,199,897)   129,649,059      6,290,199      7,241,169     (45,616,356)     62,905,551
Net assets at beginning of period......   172,096,613     42,447,554     66,459,058     59,217,889     143,005,732      80,100,181
                                        -------------   ------------   ------------   ------------   -------------    ------------
Net assets at end of period............ $ 131,896,716   $172,096,613   $ 72,749,257   $ 66,459,058   $  97,389,376    $143,005,732
                                        =============   ============   ============   ============   =============    ============


                                                                         Small/Mid
                                        Mid Cap Value                   Cap Growth                         Bond Index
                                         Subaccount                     Subaccount                         Subaccount
                                     -----------------------   -----------------------------   -------------------------------------
                                              2000           1999            2000           1999             2000          1999
                                     -----------------  -------------  ---------------  -------------  --------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)..         $   3,910,188   $   (277,441)  $  4,823,939   $  7,950,638   $     166,928    $     65,971
 Net realized gain (loss)......              (398,110)      (112,773)      (207,296)       124,031         (20,368)        (32,590)
 Net unrealized appreciation
  (depreciation) during
  the period...................             5,101,775      1,428,185       (571,116)    (6,185,663)        181,505         (71,334)
                                        -------------   ------------   -------------  ------------   -------------    -------------
Net increase in net assets
 resulting from operations.....             8,613,853      1,037,971      4,045,527      1,889,006         328,065         (37,953)
From contractowner
 transactions:
 Net premiums from
  contractowners...............             4,911,857      7,616,275      3,130,030      3,136,902       2,436,063       2,080,910
 Net benefits to
  contractowners...............            (3,771,745)    (9,472,810)    (9,220,647)   (10,487,993)       (309,812)       (138,889)
                                        -------------   ------------   -------------  ------------   -------------    ------------
Net increase (decrease) in
 net assets from contractowner
 transactions..................             1,140,112     (1,856,535)    (6,090,617)    (7,351,091)      2,126,251       1,942,021
                                        -------------   ------------   ------------   ------------   -------------    ------------
Net increase (decrease) in
 net assets....................             9,753,965       (818,564)    (2,045,090)    (5,462,085)      2,454,316       1,904,068
Net assets at beginning of
 period........................            33,094,401     33,912,965     56,824,409     62,286,494       1,959,868          55,800
                                        -------------   ------------   ------------   ------------   -------------    ------------
Net assets at end of period....         $  42,848,366   $ 33,094,401   $ 54,779,319   $ 56,824,409   $   4,414,184    $  1,959,868
                                        =============   ============   ============   ============   =============    ============

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                     Years and periods ended December 31,

                                             Small/Mid Cap CORE       Real Estate Equity             Growth & Income
                                                 Subaccount                Subaccount                   Subaccount
                                            ---------------------  -------------------------   -----------------------------
                                                2000       1999       2000          1999           2000             1999
                                            -----------  --------  ------------  ------------  --------------  -------------
Increase (decrease) in net assets
  from operations:
  Net investment income...................  $   94,058   $ 62,292  $ 1,524,647   $   867,976   $  85,310,657    $ 62,516,985
  Net realized gain (loss)................      74,299      6,098     (777,109)   (1,030,704)     12,880,941       4,962,084
  Net unrealized appreciation
   (depreciation) during
   the period.............................    (187,688)    29,660    3,486,127      (481,173)   (184,133,054)      8,009,020
                                            ----------   --------  -----------   -----------   -------------    ------------
Net increase (decrease) in net assets
  resulting from operations...............     (19,331)    98,050    4,233,665      (643,901)    (85,941,456)     75,488,089
From contractowner transactions:
  Net premiums from contractowners........   2,547,374    588,166    3,489,152     1,632,528      52,082,587     134,719,967
  Net benefits to contractowners..........    (218,905)        --   (2,491,176)   (5,696,598)    (87,436,548)    (66,695,970)
                                            ----------   --------  -----------   -----------   -------------    ------------
Net increase (decrease) in net assets from
  contractowner transactions..............   2,328,469    588,166      997,976    (4,064,070)    (35,353,961)     68,023,997
                                            ----------   --------  -----------   -----------   -------------    ------------
Net increase (decrease) in net assets.....   2,309,138    686,216    5,231,641    (4,707,971)   (121,295,417)    143,512,086
Net assets at beginning of period.........     752,067     65,851   15,572,608    20,280,579     621,235,522     477,723,436
                                            ----------   --------  -----------   -----------   -------------    ------------
Net assets at end of period...............  $3,061,205   $752,067  $20,804,249   $15,572,608   $ 499,940,105    $621,235,522
                                            ==========   ========  ===========   ===========   =============    ============


                                                      Managed                  Short-Term Bond            Small Cap Equity
                                                    Subaccount                   Subaccount                  Subaccount
                                            ---------------------------   -------------------------   --------------------------
                                                2000           1999          2000          1999          2000           1999
                                            -------------  -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
  from operations:
  Net investment income...................  $ 55,127,062   $ 50,896,421   $ 1,479,282   $ 1,408,503   $ 1,212,739    $   184,979
  Net realized gain (loss)................     4,812,744      1,215,288      (172,407)      (81,247)     (409,781)       166,294
  Net unrealized appreciation
   (depreciation) during
   the period.............................   (69,181,388)    (9,356,448)      633,709      (895,210)   (2,948,219)    (1,593,262)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  resulting from operations...............    (9,241,582)    42,755,261     1,940,584       432,046    (2,145,261)    (1,241,989)
From contractowner transactions:
  Net premiums from contractowners........    54,596,604    150,541,628     4,688,037     9,744,561     3,462,412      4,243,940
  Net benefits to contractowners..........   (95,992,261)   (56,739,437)   (5,844,588)   (8,368,317)   (3,579,937)    (5,496,139)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets from
  contractowner transactions..............   (41,395,657)    93,802,191    (1,156,551)    1,376,244      (117,525)    (1,252,199)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets.....   (50,637,239)   136,557,452       784,033     1,808,290    (2,262,786)    (2,494,188)
Net assets at beginning of period.........   639,761,319    503,203,867    30,798,203    28,989,913    21,216,497     23,710,685
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net assets at end of period...............  $589,124,080   $639,761,319   $31,582,236   $30,798,203   $18,953,711    $21,216,497
                                            ============   ============   ===========   ===========   ===========    ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                     Years and periods ended December 31,

                                                     International
                                                     Opportunities                Equity Index                High Yield Bond
                                                      Subaccount                   Subaccount                   Subaccount
                                               -------------------------   ---------------------------   ------------------------
                                                  2000          1999           2000           1999          2000          1999
                                               -----------   -----------   ------------   ------------   ----------   -----------
Increase (decrease) in net assets
 from operations:
 Net investment income.....................    $   916,494   $   947,682   $  4,895,202   $  4,266,168   $  238,168    $  107,136
 Net realized gain (loss)..................        684,857       266,432      4,914,310      1,790,956     (115,297)      (19,352)
 Net unrealized appreciation
  (depreciation) during
  the period...............................     (5,770,232)    2,908,359    (25,530,057)    14,191,222     (545,461)      (58,260)
                                               -----------   -----------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations.................     (4,168,881)    4,122,473    (15,720,545)    20,248,346     (422,590)       29,524
From contractowner transactions:
 Net premiums from contractowners..........      9,932,745     2,325,340     26,360,785     48,875,378    1,766,976     2,979,090
 Net benefits to contractowners............     (2,535,005)   (1,896,976)   (15,702,200)   (11,669,933)    (401,293)     (514,459)
                                               -----------   -----------   ------------   ------------   ----------    ----------
Net increase in net assets from
 contractowner transactions................      7,397,740       428,364     10,658,585     37,205,445    1,365,683     2,464,631
                                               -----------   -----------   ------------   ------------   ----------    ----------
Net increase (decrease) in net assets......      3,228,859     4,550,837     (5,061,960)    57,453,791      943,093     2,494,155
Net assets at beginning of period..........     17,041,238    12,490,401    140,224,103     82,770,312    2,771,495       277,340
                                               -----------   -----------   ------------   ------------   ----------    ----------
Net assets at end of period................    $20,270,097   $17,041,238   $135,162,143   $140,224,103   $3,714,588    $2,771,495
                                               ===========   ===========   ============   ============   ==========    ==========


                                                                            Large Cap
                                                                           Aggressive   Small/Mid Cap   Large Cap    International
                                                     Global Bond             Growth         Value      Value CORE       Equity
                                                      Subaccount           Subaccount    Subaccount    Subaccount     Subaccount
                                              --------------------------   -----------   ------------  -----------  ---------------
                                                  2000          1999          2000*         2000*         2000*          2000*
                                              ------------   -----------   ----------    ------------  -----------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income.....................   $  1,609,614   $ 1,616,533   $   11,687    $  666,204     $  2,166       $  4,738
 Net realized gain (loss)..................       (383,421)        2,202       11,945        26,896          494            (69)
 Net unrealized appreciation
  (depreciation) during
  the period...............................      2,172,446    (3,117,012)    (251,150)     (344,246)       3,674        (17,524)
                                              ------------   -----------   ----------    ----------     --------       --------
Net increase (decrease) in net assets
 resulting from operations.................      3,398,639    (1,498,277)    (227,518)      348,854        6,334        (12,855)
From contractowner transactions:
 Net premiums from contractowners..........      3,554,224    11,970,704    1,442,850     5,769,998      222,657        174,125
 Net benefits to contractowners............    (10,922,509)   (9,586,582)    (232,118)     (796,480)     (11,756)        (2,457)
                                              ------------   -----------   ----------    ----------     --------       --------
Net increase (decrease) in net assets
 from contractowner transactions...........     (7,368,285)    2,384,122    1,210,732     4,973,518      210,901        171,668
                                              ------------   -----------   ----------    ----------     --------       --------
Net increase (decrease) in net assets......     (3,969,646)      885,845      983,214     5,322,372      217,235        158,813
Net assets at beginning of period..........     39,211,915    38,326,070           --            --           --             --
                                              ------------   -----------   ----------    ----------     --------       --------
Net assets at end of period................   $ 35,242,269   $39,211,915   $  983,214    $5,322,372     $217,235       $158,813
                                              ============   ===========   ==========    ==========     ========       ========


_____________
* From May 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                     Years and periods ended December 31,

                                                        Mid Cap      Aggressive                         Large/Mid Cap
                                                         Blend        Balanced       Fundamental            Value       Core Bond
                                                       Subaccount    Subaccount   Growth Subaccount       Subaccount    Subaccount
                                                      -----------    ----------   -----------------     -------------  ------------
                                                         2000*          2000*           2000*               2000*         2000**
                                                      -----------    ----------   -----------------     -------------   ------------
Increase (decrease) in net assets
  from operations:
 Net investment income..........................       $   91,078     $     896       $    381,971        $    4,019        $   243
 Net realized gain (loss).......................          (19,202)          287           (120,350)            4,011              1
 Net unrealized appreciation (depreciation)
  during the period.............................          (63,722)      (12,233)        (1,181,717)           10,038            278
                                                       ----------     ---------       ------------        ----------        -------
Net increase (decrease) in net assets
  resulting from operations.....................            8,154       (11,050)          (920,096)           18,068            522
From contractowner transactions:
  Net premiums from contractowners..............        3,390,502       244,554         11,087,242           515,109         18,475
  Net benefits to contractowners................         (943,679)      (35,025)        (6,228,232)         (127,897)            --
                                                       ----------     ---------       ------------        ----------        -------
Net increase in net assets from
  contractowner transactions....................        2,446,823       209,529          4,859,010           387,212         18,475
                                                       ----------     ---------       ------------        ----------        -------
Net increase in net assets......................        2,454,977       198,479          3,938,914           405,280         18,997
Net assets at beginning of period...............               --            --                 --                --             --
                                                       ----------     ---------       ------------        ----------        -------
Net assets at end of period.....................       $2,454,977     $ 198,479       $  3,938,914        $  405,280        $18,997
                                                       ==========     =========       ============        ==========        =======

_____________________________
*    From May 1, 2000 (commencement of operations).
**   From November 1, 2000 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.  Organization

John Hancock Variable Annuity Account I (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO, a wholly owned subsidiary of John Hancock Life Insurance Company (John Hancock)). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Independence Preferred, Marketplace Variable Annuity and Independence 2000 contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust). New subaccounts may be added as new Funds are added to the Trust or as other investment options are developed and made available to contractowners. The thirty-one Funds of the Trust which are currently available are the Large Cap Growth, Active Bond (formerly Sovereign Bond), Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced (formerly International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, High Yield Bond, Global Bond (formerly Strategic Bond), Large Cap Aggressive Growth, Small/Mid Cap Value, Large Cap Value CORE, International Equity, Mid Cap Blend, Aggressive Balanced, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Large/Mid Cap Value, and Core Bond subaccounts. Each Fund has a different investment objective.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date.
 Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, John Hancock does not make a charge for income or other taxes. JHVLICO retains the right to charge the Account for any federal income taxes arising from changes in the tax law. Charges for state and local taxes, if any, attributable to the Account may also be made.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

Expenses

JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at an annual rate of 1.50%, 1.00% and 1.40% of net assets of the Independence Preferred, Marketplace Variable Annuity, and Independence 2000 Contracts, respectively.

JHVLICO makes certain other deductions from contractowner payments for premium taxes and sales and withdrawal charges, which are accounted for as a reduction of net assets resulting from contractowner transactions.

3.  Details of Investments

The details of the shares owned and cost and value of investments in the subaccounts of the Fund at December 31, 2000 were as follows:

                                 Shares
Subaccount                       Owned         Cost          Value
-----------------------------------------------------------------------
Large Cap Growth.............  12,726,124  $302,055,857   $240,353,702
Active Bond..................  12,554,568   123,396,967    118,553,998
Emerging Markets Equity......   1,010,519    11,920,209      6,768,664
International Equity Index...   1,734,540    29,443,326     26,700,750
Small Cap Growth.............   5,166,412    84,151,045     69,602,351
Global Balanced..............     759,200     8,061,124      7,041,477
Mid Cap Growth...............   8,454,360   183,242,216    131,896,716
Large Cap Value..............   5,059,515    70,311,982     72,749,257
Money Market.................   9,738,938    97,389,376     97,389,376
Mid Cap Value................   2,924,176    40,816,316     42,848,366
Small/Mid Cap Growth.........   3,997,414    60,745,802     54,779,319
Bond Index...................     453,120     4,304,606      4,414,184
Small/Mid Cap CORE...........     311,875     3,215,121      3,061,205
Real Estate Equity...........   1,521,786    21,683,017     20,804,249
Growth & Income..............  35,253,697   615,806,110    499,940,105
Managed......................  42,611,712   633,162,375    589,124,080
Short-Term Bond..............   3,201,980    31,981,165     31,582,236
Small Cap Equity.............   2,073,371    24,672,600     18,953,711
International Opportunities..   1,710,380    22,365,076     20,270,097
Equity Index.................   7,660,533   131,398,873    135,162,143
High-Yield Bond..............     506,586     4,320,390      3,714,588
Global Bond..................   3,408,757    35,496,882     35,242,269
Large Cap Aggressive Growth..     103,320     1,234,364        983,214
Small/Mid Cap Value..........     454,768     5,666,618      5,322,372
Large Cap Value CORE.........      20,845       213,561        217,235
International Equity.........      16,120       176,337        158,813
Mid Cap Blend................     202,482     2,518,699      2,454,977
Aggressive Balanced..........      19,388       210,712        198,479
Fundamental Growth...........     314,660     5,120,631      3,938,914
Large/Mid Cap Value..........      35,034       395,241        405,280
Core Bond....................       1,839        18,719         18,997

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

3.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the subaccounts of the Fund during 2000, were as follows:


Subaccount                                Purchases        Sales
--------------------------------------------------------------------
Large Cap Growth........................ $ 85,810,816   $27,183,784
Active Bond.............................   10,108,709    19,637,049
Emerging Markets Equity.................   10,487,616     2,992,900
International Equity Index..............    5,611,351     8,567,828
Small Cap Growth........................   46,083,553     8,800,513
Global Balanced.........................      950,873     1,297,297
Mid Cap Growth..........................   90,670,958    24,439,425
Large Cap Value.........................   10,972,802     8,811,122
Money Market............................   52,731,623    98,347,979
Mid Cap Value...........................    9,761,539     4,711,240
Small/Mid Cap Growth....................    7,161,223     8,427,901
Bond Index..............................    5,412,427     3,119,250
Small/Mid Cap CORE......................    3,414,377       991,850
Real Estate Equity......................    6,992,493     4,469,869
Growth & Income.........................  106,090,790    56,134,095
Managed.................................   75,863,886    62,132,481
Short-Term Bond.........................    5,703,917     5,381,184
Small Cap Equity........................    4,300,644     3,205,430
International Opportunities.............   13,261,383     4,947,150
Equity Index............................   27,808,249    12,254,462
High-Yield Bond.........................    2,457,176       853,325
Global Bond.............................    4,063,186     9,821,858
Large Cap Aggressive Growth.............    1,515,943       293,524
Small/Mid Cap Value.....................    6,129,291       489,570
Large Cap Value CORE....................      226,089        13,022
International Equity....................      179,341         2,934
Mid Cap Blend...........................    3,415,258       877,357
Aggressive Balanced.....................      245,383        34,958
Fundamental Growth......................   10,505,661     5,264,680
Large/Mid Cap Value.....................      518,454       127,224
Core Bond...............................       18,755            36

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

4.  Net Assets

Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 2000 were as follows:

                               Independence Preferred           Marketplace              Independence 2000
-------------------------------------------------------------------------------------------------------------------
                             Accumulation  Accumulation  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                      Shares     Share Values     Shares     Share Values     Shares      Share Values
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth               5,830,378      $26.09        19,270        $16.80      2,235,721        $39.52
Active Bond                    5,015,162       14.68        15,416         12.41      2,251,544         19.87
Emerging Markets Equity          348,611        9.78         1,788          9.88        357,342          9.80
International Equity Index         4,338        8.70         4,836         12.20        434,647         16.89
Small Cap Growth               2,498,801       16.25         9,916         19.16      1,768,160         16.32
Global Balanced                  436,479       11.52         1,442         11.26        173,320         11.57
Mid Cap Growth                 3,288,201       21.76        18,924         24.55      2,753,129         21.86
Large Cap Value                2,514,425       17.41        13,909         15.01      1,646,147         17.49
Money Market                   3,823,247       12.63        71,543         11.77      3,292,119         14.58
Mid Cap Value                  1,597,710       17.21        14,627         14.49        868,444         17.29
Small/Mid Cap Growth           2,525,196       20.18         3,076         14.09        184,427         20.28
Bond Index                       149,804       10.57         3,840         10.69        261,994         10.60
Small/Mid Cap CORE                69,402       13.09         1,384         13.23        162,803         13.12
Real Estate Equity               937,972       17.78         7,641         12.49        158,956         26.13
Growth & Income               14,285,338       24.83        37,549         15.50      3,992,270         36.35
Managed                       19,963,905       19.83         9,035         14.60      7,003,991         27.57
Short-Term Bond                1,431,005       13.12         5,031         11.92        966,106         13.18
Small Cap Equity               1,148,247       10.69         6,416         10.18        615,112         10.74
International Opportunities    1,015,402       13.18         5,764         12.67        516,264         13.24
Equity Index                   3,796,829       19.98        45,245         16.71      2,921,390         20.08
High-Yield Bond                  108,065        9.00           251          9.09        304,577          9.01
Global Bond                    1,617,495       12.98        10,887         12.45      1,081,862         13.04
Large Cap Aggressive Growth       24,225        7.82            --            --         87,435          7.82
Small/Mid Cap Value              232,239       11.38            --            --        230,638         11.39
Large Cap Value CORE               9,704       10.53            --            --         10,918         10.54
International Equity           1,384,768       13.94            --            --         13,909          8.71
Mid Cap Blend                     87,437       10.37            --            --        144,635         10.38
Aggressive Balanced                2,573        9.78            --            --         17,719          9.78
Fundamental Growth               123,984        8.98            --            --        314,959          8.98
Large/Mid Cap Value               12,889       11.26            --            --         18,582         11.26
Core Bond                          1,840       10.32            --            --             --         10.32

5.  Transactions with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund. Certain officers of the Account are officers and directors of JHVLICO or the Fund.

                          SUPPLEMENT DATED MAY 1, 2001

                                       TO

                         PROSPECTUSES DATED MAY 1, 2001


 This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts entitled INDEPENDENCE 2000 that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company ("JHVLICO") on or before May 1, 2001 ("Product Prospectuses"). This Supplement contains amendments to the Product Prospectuses and is accompanied with a supplement dated May 1, 2001 to the prospectus for the John Hancock Variable Series Trust I.

ADDITIONAL VARIABLE INVESTMENT OPTIONS

Contracts issued on or before May 1, 2001

  If your contract was issued on or before May 1, 2001, your contract currently enables you to invest in five additional variable investment options:

-------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                   MANAGED BY
--------------------------                   ----------
                                             Goldman Sachs Asset Management
  Large Cap Value CORE/SM/ II*......
  Large/Mid Cap Value II* ..........         Wellington Management Company, LLP
  Mid Cap Blend.....................         Independence Investment LLC
  Aggressive Balanced...............         Independence Investment LLC
  Active Bond II* ..................         John Hancock Advisers, Inc.
-------------------------------------------------------------------------------

    * Large Cap Value CORE /SM// / II was formerly "American Leaders Large Cap Value," Large/Mid Cap Value II was formerly"Mid Cap Value," and Active Bond II was formerly "Core Bond."


  If you select any of these additional variable investment options, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I. In the prospectus, the term funds includes the investment options of a Series Fund corresponding to the additional variable investment options shown
above.   We may modify or delete any of these additional variable investment options in the future.

ANNUAL FUND EXPENSES AND NOTES TO ANNUAL FUND EXPENSES

  The Annual Fund Expenses table beginning on page 5 of the prospectus, and the accompanying notes to the Annual Fund Expenses Table, are supplemented with the following information:

                                                                                  Total Fund        Total Fund
                                 Investment  Distribution and  Other Operating    Operating          Operating
                                 Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                            Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                        ----------  ----------------  ---------------  --------------  ------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1):
Large Cap Value CORE /SM// / II    0.75%           N/A              0.05%           0.80%             0.80%
Large/Mid Cap Value II . . . .     0.81%           N/A              0.07%           0.88%             0.88%
Mid Cap Blend. . . . . . . . .     0.75%           N/A              0.10%           0.85%             1.04%
Aggressive Balanced. . . . . .     0.68%           N/A              0.10%           0.78%             0.89%
Active Bond II . . . . . . . .     0.70%           N/A              0.05%           0.75%             0.75%



PROD SUP-1 (5/01)

Notes to Annual Fund Expenses

  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses each of the funds shown above when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Large Cap Value CORE II,Large/Mid Cap Value II,and Active Bond II funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. Percentages shown for the Large Cap Value CORE/SM/ II and Active Bond II funds are annualized. "CORE/SM/" is a service mark of Goldman, Sachs & Co.

EXAMPLES

  The following tables supplement the examples contained in the Product Prospectuses to show the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to a variable investment option, assuming a 5% annual return on assets (but not including any applicable premium taxes or any fees for optional riders). Actual expense may be greater or less than those shown.

   If you "surrender" (turn in) a contract at the end of the applicable time period, you would pay:

                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------
  Large Cap Value CORE/SM/ II   $85      $114     $145     $255
---------------------------------------------------------------------
  Large/Mid Cap Value II        $86      $116     $149     $263
---------------------------------------------------------------------
  Mid Cap Blend                 $86      $115     $148     $260
---------------------------------------------------------------------
  Aggressive Balanced           $85      $113     $144     $253
---------------------------------------------------------------------
  Active Bond II                $85      $112     $143     $250
---------------------------------------------------------------------


   If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------------------------------------------------
  Large Cap Value CORE/SM/ II   $22      $69      $119     $255
---------------------------------------------------------------------
  Large/Mid Cap Value II        $23      $72      $123     $263
---------------------------------------------------------------------
  Mid Cap Blend                 $23      $71      $121     $260
---------------------------------------------------------------------
  Aggressive Balanced           $22      $69      $118     $253
---------------------------------------------------------------------
  Active Bond II                $22      $68      $116     $250
---------------------------------------------------------------------

MISCELLANEOUS

  The additional variable investment options shown above are each subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (See "How can I change my contract's investment allocations?" beginning on page 18 of the prospectus.)

CONDENSED FINANCIAL INFORMATION

   The following two pages contain selected data to supplement the Condensed
Financial Information table in the Product Prospectuses.   Page 3 of this
Supplement contains information for variable annuity contracts issued by John Hancock. Page 4 of this Supplement contains information for variable annuity contracts issued by JHVLICO.

Independence 2000 variable annuity contracts issued by John Hancock

  The following selected data pertains to Independence 2000 accumulation shares for the variable investment options held in John Hancock Variable Annuity Account V.

                            Year Ended          Year Ended           Year Ended
                         December 31, 2000   December 31, 1999    December 31, 1998
                        ------------------------------------------------------------
LARGE CAP VALUE CORE
 II
 Accumulation share
 value:
 Beginning of period
  (3)   . . . . . . .        $ 10.00                  --                   --
  End of period . . .        $  9.95                  --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .             --                  --                   --
LARGE/MID CAP VALUE II
Accumulation share
 value:
  Beginning of period
    (1) . . . . . . .        $ 13.66              $13.13               $15.41
  End of period . . .        $ 17.29              $13.66               $13.13
Number of Accumulation
 Shares outstanding at
 end of period. . . .         87,625              47,491                4,567
MID CAP BLEND
 Accumulation share
 value:
 Beginning of period
  (2)   . . . . . . .        $ 10.00                  --                   --
  End of period . . .        $ 10.38                  --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .         13,899                  --                   --
AGGRESSIVE BALANCED
 Accumulation share
 value:
 Beginning of period
  (2)   . . . . . . .        $ 10.00                  --                   --
  End of period . . .        $  9.78                  --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .            765                  --                   --
ACTIVE BOND II
 Accumulation share
 value:
 Beginning of period
  (3)   . . . . . . .        $ 10.00                  --                   --
  End of period . . .        $ 10.32                  --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .             --                  --                   --


  (1) Values shown for 1998 begin on May 1, 1998.

  (2) Values shown for 2000 begin on May 1, 2000.

  (3) Values shown for 2000 begin on November 1, 2000.

Independence 2000 variable annuity contracts issued by JHVLICO

  The following selected data pertains to Independence 2000 accumulation shares for the variable investment options held in John Hancock Variable Annuity Account I.

                            Year Ended          Year Ended           Year Ended
                         December 31, 2000   December 31, 1999    December 31, 1998
                        ------------------------------------------------------------
LARGE CAP VALUE CORE
 II
 Accumulation share
 value:
 Beginning of period
  (3)   . . . . . . .        $  10.00                 --                   --
  End of period . . .        $   9.95                 --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .              --                 --                   --
  End of period . . .                                 --                   --
LARGE/MID CAP VALUE II
 Accumulation share
 value:
 Beginning of period
  (1)   . . . . . . .        $  13.66             $13.13               $15.41
  End of period . . .        $  17.29             $13.66               $13.13
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .         864,444            690,490              425,962
MID CAP BLEND
 Accumulation share
 value:
 Beginning of period
  (2)   . . . . . . .        $  10.00                 --                   --
  End of period . . .        $  10.38                 --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .         144,635                 --                   --
AGGRESSIVE BALANCED
 Accumulation share
 value:
 Beginning of period
  (2)   . . . . . . .        $  10.00                 --                   --
  End of period . . .        $   9.78                 --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .          17,719                 --                   --
ACTIVE BOND II
 Accumulation share
 value:
 Beginning of period
  (3)   . . . . . . .        $  10.00                 --                   --
  End of period . . .        $  10.32                 --                   --
 Number of
 Accumulation Shares
 outstanding at end of
 period . . . . . . .              --                 --                   --


  (1) Values shown for 1998 begin on May 1, 1998.

  (2) Values shown for 2000 begin on May 1, 2000.

  (3) Values shown for 2000 begin on November 1, 2000.





THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS SUPPLEMENT DATED MAY 1, 2001 FOR THE SERIES FUND THAT CONTAINS DETAILED INFORMATION ABOUT THE LARGE CAP VALUE CORE/SM/ II (FORMERLY "AMERICAN LEADERS LARGE CAP VALUE"), LARGE/MID CAP VALUE II (FORMERLY, THE "MID CAP VALUE"), MID CAP BLEND, AGGRESSIVE BALANCED, AND ACTIVE BOND II (FORMERLY " CORE BOND) FUNDS. BE SURE TO READ THAT PROSPECTUS SUPPLEMENT BEFORE SELECTING ANY OF THESE INVESTMENT OPTIONS.



PROD SUP-1 (5/01)

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

  1.    Condensed Financial Information (Part A)
  2.    Statement of Assets and Liabilities, John Hancock Variable Annuity
        Account I. (Part B)
  3.    Statement of Operations, John Hancock Variable Annuity Account I.
        (Part B)
  4.    Statement of Changes in Net Assets, John Hancock Variable Annuity I.
        (Part B)
  5.    Notes to Financial Statements, John Hancock Variable Annuity Account I.
        (Part B)
  6.    Statement of Financial Position, John Hancock Variable Life Insurance
        Company. (Part B)
  7.    Summary of Operations and Unassigned Deficit, John Hancock Variable
        Life Insurance Company. (Part B)
  8.    Statement of Cash Flows, John Hancock Variable Life Insurance Company,
        (Part B)
  9.    Notes to Financial Statements, John Hancock Variable Life Insurance
        Company. (Part B)

(B) EXHIBITS:

  1.    JHVLICO Board Resolution establishing the John Hancock Variable Annuity
        Account I, dated June 15, 1994, included in the initial Form N-4
        Registration Statement to this File No. 33-82648, filed August 10,
        1994.
  2.    Not Applicable.

  3.(a) Form of Distribution and Servicing Agreement among Signator Investors,
        Inc. (previously known as "John Hancock Distributors, Inc."), John
        Hancock Life Insurance Company (formerly known as "John Hancock Mutual
        Life Insurance Company"), and John Hancock Variable Life Insurance
        Company, incorporated by reference from Pre-Effective No. 2 to Form S-6
        Registration Statement of John Hancock Variable Life Account S (File No.
        333-15075), filed April 18, 1997.
    (b) Specimen Variable Contracts Selling Agreement between Signator
        Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form
        N-4 on November 17, 2000.

  4.    Form of periodic payment deferred annuity contract, included in initial
        Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 82648, filed August
        10, 1994, and December 13, 1997, respectively.

  5.    Form of annuity contract application, included in initial Form N-4
        Registration Statement and Post-Effective Amendment No. 3 to the Form N-
        4 Registration Statement to this File No. 82648, filed August 10, 1994, and December 13, 1997, respectively.

  6.    Certificate of Incorporation and By-Laws of John Hancock Variable Life
        Insurance Company, included in Post-Effective Amendment No. 1 to this
        File No. 33-82648, filed April 25, 1995.

  7.    Not Applicable.
  8.    Not Applicable.

  9. Opinion and Consent of Counsel as to legality of interests being offered, included in the initial Form N-4 Registration Statement to this File No. 33-82648, filed August 10, 1994.

 10.A.  Consent of Independent Auditors.

 10.B.  Representation of Counsel.


 11.    Not Applicable.
 12.    Not Applicable.
 13.    Diagram of Subsidiaries of John Hancock Financial Services, Inc., John
        Hancock Life Insurance Company and John Hancock Variable Life Insurance
        Company, are incorporated by reference from the annual report of John
        Hancock Financial Services, Inc. filed on Form 10K (File No. 1-15670) on
        March 29, 2001.
 14. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 2 to File No. 333-81127,
        Filed on May 4, 2000. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock
        Variable Life Insurance Company (File No. 33-62895) filed March 28,
        1997. Copies of Powers of attorney for all other directors, included in Post-Effective Amendment No. 1 to this File No. 33-82648, filed April
        25, 1995.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

DIRECTORS

   NAME                                 POSITION WITH DEPOSITOR
   ----                                 -----------------------
   David F. D'Alessandro............... Chairman of the Board
   Michele G. VanLeer.................. Vice Chairman of the Board and President
   Thomas J. Lee....................... Director and Vice President
   Robert R. Reitano................... Director, Vice President and Chief Investment Officer
   Ronald J. Bocage.................... Director, Vice President and Counsel
   Bruce M. Jones...................... Director and Vice President
   Paul Strong......................... Director and Vice President
   Barbara L. Luddy.................... Director, Vice President and Actuary
   Robert S. Paster.................... Director and Vice President

EXECUTIVE OFFICERS OTHER THAN DIRECTORS
   Earl W. Baucom ..................... Controller
   Julie H. Indge ..................... Treasurer
   Peter Scavongelli .................. Secretary

  All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I, (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10K (File No. 1-15670) on March 29, 2001.

ITEM 27. NUMBER OF CONTRACT OWNERS


  As of February 28, 2001, the number of Contract Owners of all forms of the Contracts offered by the Account was 52,254.

ITEM 28. INDEMNIFICATION

  Article X of the By-Laws of JHVLICO provides indemnification to each present and former trustee, officer, and employee of JHVLICO against litigation expenses and liabilities incurred while acting as such, subject to limitations of law, including under the Act. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of JHVLICO. JHVLICO may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not be entitled to indemnification.

  Reference is made to Article VI of the ByLaws of the Fund, filed as Exhibit 2 to Post Effective Amendment No. 2 to the Fund's Registration Statement (File No. 33-2081) dated April 12, 1988, which provides that the Fund shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Fund to the extent set forth in the Declaration of Trust.

  Sections 6.3 through 6.17 of the Declaration of Trust, included as Exhibit 1 to the Fund's Post Effective Amendment No. 2, relate to the indemnification of trustees, shareholders, officers, and employees. It is provided that the Registrant shall indemnify any trustee made a party to any proceeding by reason of service in that capacity if the trustee (a) acted in good faith and
(b) reasonably believed, (1) in the case of conduct in the trustee's official capacity with the Fund, that the conduct was in the best interest of the Fund and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Fund, and (c) in the case of any criminal proceeding, the Fund shall indemnify the trustee if the trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Fund unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees of the Fund who are neither "interested" persons of the Fund (as defined in the Act) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Fund is insured against loss by reason of lawful advances, or (3) a majority of a quorum of the Trustees of the Fund who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the trustees or officer will be found entitled to indemnification.

  Similar types of provisions dealing with the indemnification of the Fund's officers and trustees are hereby incorporated by reference from documents previously filed with the Commission, specifically, Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.f. to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual
Life Insurance Company (Exhibit 5.a. to the Fund's Registration Statement
(File No. 33-2081) dated December 11, 1985), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust and
John Hancock Mutual Life Insurance Company (Exhibit 5.g. to Post-Effective Amendment No. 9 to the Fund's Registration Statement (File No. 33-2081) dated March 2, 1994, Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust 1 and John Hancock Mutual Life Insurance Company (Exhibit 5.k. to Post-Effective Amendment No. 13 to the Fund's Registration Statement (File No. 33-2081) dated April 30, 1996), Section 14 of the Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5.v. to Post-Effective Amendment No. 19 to the Fund's Registration Statement (File No. 3-
2081) dated April 24, 1998, Section 7 of the Underwriting and Administrative Services Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 6 to Post-Effective Amendment No. 4 to the Registration Statement of the Fund (File No. 33-2081) dated April, 1986,
Section 15 of the Transfer Agency Agreement by and between John Hancock
Variable Series Trust I and John Hancock Mutual Life Insurance Company
(Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement of the Fund (File No. 33-2081) dated March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust I, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company, (Exhibit 6.b. to Post-Effective Amendment No. 14 to Form N-1A Registration Statement of the Fund (File No. 33-2081) filed February 28, 1997).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS


    (a) Signator Investors, Inc. is also the principal underwriter for the Fund, John Hancock Variable Annuity Accounts U and V, and John Hancock Variable Life Accounts U, V, and S, and John Hancock Mutual Variable Life Insurance Account UV.

    (b) In response to this item, the response to Item 25 is hereby incorporated by reference.

    (c) The information under "Distribution Agreements and Other Services-- Distribution Agreement" in the statement of additional information forming a part of this registration statement is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant and the Fund (as indicated below) through written agreements between the parties to the effect that such services will be provided to the Registrant and/or the Fund for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

    Signator Investors, Inc., John Hancock Place, Boston, Massachusetts
02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser and transfer agent, keep all other records required by Section 31(a) of the Act.

ITEM 31. MANAGEMENT SERVICES

  Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

    (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this registration statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant has (1) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (b) included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) instructed sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

    (e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ----------------------
           Peter Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ EARL W. BAUCOM
--------------------
Earl W. Baucom             Controller (Principal Accounting    May 1, 2001
                           Officer)


/s/ JULIE H. INDGE
---------------------
Julie H. Indge             Treasurer (Principal Financial      May 1, 2001
                           Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                  May 1, 2001

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director
            Bruce M. Jones         Director
            Paul Strong            Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                                 (REGISTRANT)

               By: John Hancock Variable Life Insurance Company


                                 By  /s/ MICHELE G. VAN LEER
                                     -----------------------
                                     Michele G. Van Leer
                                     President and Vice Chairman


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ MICHELE G. VAN LEER
                                     -------------------------
                                     Michele G. Van Leer
                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ----------------------
         Peter Scavongelli
         Secretary

                               INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I

 EXHIBITS
 --------

 10.A.    Consent of Independent Auditors.
 10.B.    Representation of Counsel